                                  OFFICE LEASE

                      METROPOLITAN LIFE INSURANCE COMPANY,
                            a New York corporation,
                                    Landlord

                                      and

                                P.D.F. SOLUTIONS,
                           a California corporation,
                                     Tenant

                           DATED AS OF: April 1, 1996


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
                            RIVER PARK OFFICE TOWERS
                                 GENERAL LEASE

     In consideration of the rents and covenants hereinafter set forth, the Landlord named in Article B of Section I hereby leases to the Tenant named in Article C of Section I, and Tenant hereby hires from Landlord, the Demised Premises described in Article F of Section I of this Lease upon the conditions set forth below, and it is agreed that each of the terms, covenants, provisions and agreements hereinafter specified shall be a condition.

                            SECTION I - LEASE TERMS

ARTICLE

A.   Date of Lease: April 1, 1996

B.   Landlord:      Metropolitan Life Insurance Company, a New York corporation

C.   Tenant:        P.D.F. Solutions, a California corporation

D.   Trade Name (if any): N/A

E.   Guarantor (if any:)  N/A

F. Demised Premises (Section II, Article 1): The Demised Premises is located on the south side of the sixth floor, as depicted on Exhibit A of the Lease, of the building (the "Building") whose present street address is 333 West San Carlos Street, at the intersection of West San Carlos Street and Woz Way, in the City of San Jose, State of California. For purposes of this Lease, "Business Center" shall mean the Building, the parking garage, plaza and other improvements on the real property bounded by the Guadalupe River, West San Carlos Street, Woz Way and Park Avenue located in the City of San Jose, and if constructed, a second office tower on such real property.

G. Lease Term (Addendum): Three (3) years with the actual dates determined as follows:

     Projected Commencement Date: April 15, 1996

     Commencement Date: See Addendum

     Expiration Date: The last day of the thirty-six (36) month period which begins on the Commencement Date.

H. Base Annual Rent (Section II, Article 1): Base Annual Rent is payable in Monthly Installments for months 1 through 18 of the Term equal to Five Thousand Seven Hundred Thirteen Dollars and Fifty Cents ($5,713.50) per month and for months 19 through 36 of the Term equal to Six Thousand Six Dollars and Fifty Cents ($6,006.50).

I.   Use of Premises (Section II, Article 2): general office use

J.   Address for Notice to Landlord (Section II, Article 27):

     To Landlord:   Metropolitan Life Insurance Company
                    101 Lincoln Centre Drive, 6th Floor
                    Foster City, California 94404
                    Attention: Vice President
                               Real Estate Investments

     with copy to:  Office of Building Manager
                    333 West San Carlos
                    San Jose, California 95110

K. Base Taxes & Operating Costs Amount (Section II, Article 28): Amount of Taxes and Operating Costs for Calendar Year 1996.


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
L. Tenant's Share of Any Increase Over Base Taxes and Operating Costs Amount (Section II, Article 28): 1.0055%. It is conclusively agreed that for all calculations and purposes of the Lease, that at Commencement Date the following are conclusively presumed: Rentable Area of Building: 291,403 square feet; Rentable Area of Demised Premises: 2,930 square feet; and Usable Area of the Demised Premises: 2,570 square feet. For all calculations and purposes of this Lease, as a negotiated matter, and notwithstanding any provision of this Lease to the contrary it is further conclusively agreed that Rentable Area of the Demised Premises has been calculated as the amount equal to 1.14 times the Usable Area of the Demised Premises.

M. Security Deposit (Section II, Article 30 and Addendum): Five Thousand Seven Hundred Thirteen Dollars and Fifty Cents ($5,713.50).

N.   Broker(s) (Section II, Article 35):

     Broker's Address:          CB Commercial Real Estate Group, Inc.
                                226 Airport Parkway, Suite 150
                                San Jose, CA 95110-1091

     Cooperating Broker:        BT Commercial
                                3350 West Bayshore, Suite 100
                                Palo Alto, CA  94303

O.   Condition of Demised Premises: See Addendum


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
                               Table of Contents

                                                                            Page
                                                                            ----
Section I - Lease Terms...................................................      i

Table of Contents.........................................................    iii

Section II - Office Lease Provisions......................................      1

    Article 1 - Demised Premises, Term, Rent..............................      3
    Article 2 - Occupancy.................................................      3
    Article 3 - Assignment, Mortgage, Subletting..........................      4
    Article 4 - Alterations...............................................      4
    Article 5 - Repairs...................................................      5
    Article 6 - Requirements of Law.......................................      5
    Article 7 - Subordination, Ground Leases, Mortgages...................      5
    Article 8 - Rules and Regulations.....................................      6
    Article 9 - Liability and Indemnification.............................      6
    Article 10 - Damage or Destruction and Mutual Waiver of Subrogation...      6
    Article 11 - Eminent Domain...........................................      8
    Article 12 - Services.................................................      8
    Article 13 - Access to Premises.......................................      9
    Article 14 - Tenant's Insurance.......................................      9
    Article 15 - Certificate of Occupancy.................................     10
    Article 16 - Life-Safety Systems......................................     10
    Article 17 - Bankruptcy...............................................     10
    Article 18 - Default..................................................     10
    Article 19 - Fees and Expenses........................................     12
    Article 20 - (Intentionally Omitted - See Addendum)...................     12
    Article 21 - End of Term..............................................     12
    Article 22 - Quiet Possession.........................................     12
    Article 23 - (Intentionally Omitted - See Addendum)...................     12
    Article 24 - Termination, No Waiver, No Oral Change...................     13
    Article 25 - Waiver of Trial by Jury and Objection to Venue...........     13
    Article 26 - Inability to Perform.....................................     13
    Article 27 - Bills and Notices........................................     13
    Article 28 - Increase of Taxes and Operating Costs....................     14
    Article 29 - Food, Beverage and Odors.................................     15
    Article 30 - Security.................................................     15
    Article 31 - Care of Floor and Window Coverings.......................     16
    Article 32 - Marginal Notes...........................................     16
    Article 33 - Definitions..............................................     16
    Article 34 - Landlord's Approval......................................     16
    Article 35 - Brokerage................................................     16
    Article 36 - Binding Effect...........................................     16
    Article 37 - Miscellaneous ...........................................     16

Exhibits and Addendum

Exhibit A   - Demised Premises
Exhibit B   - Work Letter
Exhibit C   - Confirmation of Lease Term Dates
Exhibit D   - Rules and Regulations
Exhibit E   - Negotiation Space

Addendum

                      SECTION II - OFFICE LEASE PROVISIONS

DEMISED PREMISES, TERM, RENT

Demised Premises

     1.1. Upon and subject to the terms, covenants and conditions hereinafter set forth, Landlord hereby leases to Tenant and Tenant hereby hires from Landlord the Demised Premises comprising the area substantially as shown on the floor plan or plans that have been signed by Landlord and Tenant and that are attached hereto as Exhibit A.

     1.2. Tenant shall have the right, for the benefit of Tenant and its employees, suppliers, customers and invitees, to the non-exclusive use of all areas and facilities outside the Demised Premises and within the exterior boundary line of the Business Center that are provided and designated by Landlord from time to time for the general non-exclusive use of Landlord, Tenant and the other tenants of RiverPark and their respective employees, suppliers, shippers, customers and invitees, including public areas in the Building, the link building and the parking garage, loading and unloading areas, drives, walkways, roadways, trash areas, plaza areas and landscaped areas (herein called "Common Areas").

     1.3. Tenant and its employees may lease space in the parking garage located at the business center upon such terms and conditions as may be available from time to time from the operation thereof.

Term

     1.4. The Demised Premises are leased for the Term to commence on the Commencement Date and end on the Expiration Date, unless the Term shall sooner terminate as hereinafter provided.

Rent

     1.5. Tenant shall pay to Landlord during the Term the Base Annual Rent, which sum shall be payable by Tenant in equal consecutive Monthly Installments on or before the first day of each month, in advance at the address specified for Landlord in the Lease Terms, or such other place as Landlord shall designate, without any prior demand therefor and without any abatement, deduction or setoff whatsoever. If the Commencement Date should occur on a day other than the first day of a calendar month, or the Expiration Date should occur on a day other than the last day of a calendar month, then the rental for such fractional month shall be prorated on a daily basis based upon a thirty
(30) day calendar month. In addition to the Base Annual Rent, Tenant shall pay the amount of any rental adjustments and additional payments as and when hereinafter provided in this Lease.

     1.6.  Intentionally Omitted.

     1.7. Notwithstanding any other provisions of this Lease, any installment of Base Annual Rent or additional charges not paid to Landlord when due hereunder, shall bear interest from the date due or from the date of expenditure by Landlord for the account of Tenant, until the same have been fully paid, at a rate (the "Default Rate") that is equal to the lesser of (i) two percent (2%) above the highest prime lending rate or reference rate published or reported from time to time by Bank of America N.T. & S.A. at is San Francisco headquarters, adjusted monthly on the first day of each month, such adjustment to be effective for the following month, and (ii) the highest rate permitted by law. The highest prime lending rate or reference rate referred to in this section 1.7 may or may not be the lowest rate of interest charged by Bank of America N.T. & S.A. The payment of such interest shall not constitute a waiver of any default by Tenant hereunder.

OCCUPANCY

     2.1. Tenant shall use and occupy the Demised Premises for the purpose set forth in Article I of Section 1 and for no other purpose. The character of the occupancy of the Demised Premises, as restricted by this Article and as further restricted by Articles 3 and 15 and any of the Rules and Regulations attached to this Lease, or hereafter adopted, is an additional consideration and inducement for the granting of this Lease.

     2.2. The manner in which the Common Areas are maintained and operated and the expenditures therefor shall be at the sole discretion of Landlord, and the use of such areas and facilities shall be subject to such Rules and Regulations, including, without limitation, the provisions of any covenants, conditions and restrictions affecting the Business Center, as Landlord shall make from time to time. Landlord shall not be responsible for the nonperformance of any such Rules and Regulations or covenants, conditions and restrictions by any other tenant or occupant of the Business Center.

     2.3. The purpose of the attached Exhibit A is only to show the approximate location of the Demised Premises in the Building, and such Exhibit A is not meant to constitute an agreement as to the specific location of the Common Areas or the elements thereof or of the accessways to the Demised Premises or the Business Center. Landlord hereby reserves the right, at any time and from time to time, to (a) make alterations in or additions to the Business Center, including, without limitation, constructing new buildings, changes in the location, size, shape and number of driveways, entrances, parking spaces, parking areas, loading and unloading areas, landscaped areas and walkways, (b) close temporarily any of the Common Areas for maintenance purposes as long as reasonable access to the Demised Premises remains available, (c) designate property outside the Business Center to be part of the Common Areas, (d) use the Common Areas while engaged in making alterations in or additions or repairs to the Business Center, and (e) change the arrangement and location of entrances or passageways, corridors, stairs, toilets and other public parts of the Building. Tenant agrees that no diminution of light, air or view by any structure that may be erected in the Business Center after the Lease Date shall entitle Tenant to any reduction of Base Annual Rent or result in any liability of Landlord to Tenant.

     2.4. Landlord reserves the right, from time to time, to grant such easements, rights and dedications as Landlord deems necessary or desirable, and to cause the recordation or parcel maps and covenants, conditions and restrictions affecting the Business Center, as long as such easements, rights, dedications, maps and covenants, conditions and restrictions do not unreasonably interfere with the use of the Demised Premises by Tenant. At Landlord's request, Tenant shall join in the execution of any of the aforementioned documents. The Building and the Business Center may be known by any name that Landlord may choose, which name may be changed from time to time in Landlord's sole discretion.

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
     2.5. Tenant shall not permit or allow any vehicles that belong to or are controlled by Tenant or Tenant's employees, suppliers, shippers, customers or invitees to be loaded or parked in areas other than the parking garage and those designated by Landlord for such activities. If Tenant permits or allows any of the prohibited activities described in this Section 2.5, Landlord shall have the right, in addition to all other rights and remedies that it may have under this Lease, to remove or tow away the vehicle involved without prior notice to Tenant and the cost thereof shall be paid to Landlord within ten (10) days after notice from Landlord to Tenant.

ASSIGNMENT, MORTGAGE, SUBLETTING

     3.1. Tenant shall not assign or hypothecate this Lease or any interest herein or sublet the Demised Premises or any part thereof, or permit the use of the Demised Premises by any party other than Tenant without the written consent of Landlord first being obtained, which consent will not be unreasonably withheld provided that: (1) Tenant has requested in writing Landlord's consent thereto at least thirty (30) days prior to such proposed subletting or assignment; (2) the proposed subtenant or assignee is engaged in a business which, and the use of Demised Premises will be used in a manner which, is in keeping with the then character and nature of all other tenancies in the Building; (3) the use to be made of the Demised Premises by the proposed subtenant or assignee does not conflict with any so-called "exclusive" then in favor of, or for any use which is the same as that stated in any percentage lease to, any other tenant of the Building or Business Center, and such use would not be prohibited by any other portion of this Lease (including, but not limited to, any Rules and Regulations then in effect), or under applicable law;
(4) the proposed subtenant or assignee is a reputable party of reasonable financial worth and stability in light of the responsibilities involved and does not impose a greater load upon Building and Business Center services (such as elevator, janitorial and security services) than imposed by Tenant; (5) sublease or assignment requires payment of the same rent and other amounts as required of Tenant hereunder with respect to the space being sublet or assigned and in no event less than is then being offered by Landlord for similar space in the Building under leases then being negotiated; (6) Tenant shall have provided Landlord with reasonable proof of (2), (3), (4) and (5); and (7) Tenant is not in default hereunder at the time it makes its request for such consent or at the time the assignment or sublet is to take effect. If Tenant is a corporation or a partnership, the transfer of fifty percent (50%) or more of the beneficial ownership interest of the corporate stock or in the partnership of Tenant, as the case may be, shall constitute an assignment hereunder for which such consent is required. Nor may Tenant assign this Lease or sublet the Demised Premises or any portion thereof to any corporation which controls, is controlled by or is under common control with Tenant, or to any corporation resulting from merger, consolidation with Tenant, or to any person or entity which acquires all the assets as a going concern of the business of Tenant that is being conducted on the Demised Premises without the written consent of Landlord, which consent shall not be unreasonably withheld provided that conditions (2), (3), (4), (5),
(6) and (7) above, have been compiled with. Landlord shall have fifteen (15) days after it has received all the information it requires pursuant to this
Section 3.1 to enable it to decide whether or not its consent may be reasonably withheld, to advise Tenant of its decision. Any of the foregoing acts without such consent shall be void, and, at the option of Landlord, shall terminate this Lease. No consent by Landlord shall release Tenant from any of Lessee's obligations hereunder or be deemed to be a consent to any subsequent or further assignment, hypothecation, subletting or third party use. In order for any assignment or sublease to be binding on Landlord, Tenant must deliver to Landlord, promptly after execution thereof, an executed copy of such sublease or assignment. This Lease shall not be assigned, nor shall any interest herein be assignable, as to the interest of Tenant, by operation of law without the written consent of Landlord, which consent shall not be unreasonably withheld provided that conditions (1), (2), (3), (4), (5), (6) and (7), above, have been complied with.

     3.2. Landlord and Tenant agree that one-half of any sums or other economic consideration received by Tenant as a result of such assignment or subletting (other than the rental or other payments received which are attributable to the amortization over the term of this Lease of the cost of building non-standard leasehold improvements to the assigned or sublet portion of the Demises Premises paid for by Tenant) whether denominated rentals under the assignment or sublease or otherwise, which exceed in the aggregate the total sums which Tenant is obligated to pay Landlord under this Lease prorated to reflect obligations allocable to that portion of the Demised Premises subject to such assignment or sublease) shall be payable to Landlord as additional rent under this Lease without affecting or reducing any other obligation of Tenant hereunder.

     3.3. Regardless of Landlord's consent, no subletting or assignment shall release Tenant of Tenant's obligation or alter the primary liability of Tenant to pay the rental and to perform all other obligations to be performed by Tenant hereunder. The acceptance of rental by Landlord from any other person shall not be deemed to be a waiver by Landlord of any provision hereof. Consent to one assignment or subletting shall not be deemed consent to any subsequent assignment or subletting. In the event of default by any assignee or successor of Tenant, in the performance of any of the terms hereof, Landlord may proceed directly against Tenant without the necessity of exhausting remedies against said assignee or successor. Landlord may consent to subsequent assignments or subletting of this Lease or amendment or modifications to this Lease with assignees of Tenant, and without notifying Tenant or a successor of Tenant, and without obtaining its or their consent thereto and such action shall not relieve Tenant of liability under this Lease.

     3.4. In the event Tenant shall assign or sublet the Demised Premises, request the consent of Landlord to any assignment or subletting, or if Tenant shall request the consent of Landlord for any act that Tenant proposes to do, then Tenant shall pay Landlord's reasonable attorneys' fees and expenses incurred in connection therewith.

ALTERATIONS

     4.1. Tenant shall make no alterations, decorations, additions or improvements in or to the Demised Premises without Landlord's prior written consent (which shall not be unreasonably withheld), and then only by contractors or mechanics approved in advance in writing by Landlord and only upon such conditions as Landlord may impose. Tenant shall submit such information as Landlord shall require, including, without limitation (i) plans and specifications, (ii) evidence of insurance coverage in such types and amounts and from such insurers as Landlord deems satisfactory and (iii) all permits and licenses required in connection with such work. All such work shall be done at Tenant's sole cost and expense at such times and in such manner as Landlord may from time to time designate. All work done by Tenant shall be performed in full compliance with all laws, rules, orders, ordinances, directions, regulations and requirements of all governmental agencies, offices, departments, bureaus and boards having jurisdiction, and in full compliance with the rules, orders, directions, regulations and requirements of the Insurance Services Office and of any similar body. Before commencing any work, Tenant shall (a) give Landlord at least fifteen (15) days' written notice of the proposed commencement of such work in order to give Landlord an opportunity to prepare, post and record such notice as may be permitted by law to protect Landlord from having its interest in the Demised Premises or the Building made subject to a mechanic's lien, and
(b) shall secure, at Tenant's own cost and expense, a completion and lien indemnity

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
bond, satisfactory in form, content, amount and the identity of the issuer to Landlord, for said work. Any mechanic's lien filed against the Demised Premises or against the Building or the Business Center for Work claimed to have been done for, or materials claimed to have been furnished to Tenant, shall be discharged by Tenant, by bond or otherwise, within ten (10) days after the filing thereof, at the cost and expense of Tenant. Should Tenant fail to remove any such lien within ten (10) days after the filing thereof, Landlord may, in addition to any other remedies, record a bond pursuant to Section 3143 of the Civil Code of the State of California (or any successor provision) and all amounts incurred by Landlord in so doing shall become immediately due and payable by Tenant to Landlord. All alterations, decorations, additions, or improvements upon the Demised Premises, made by either party, including, without limiting the generality of the foregoing, all panelling, partitions, railings, mezzanine floors, galleries and the like, shall, unless Landlord elects otherwise (which election shall be made by giving a notice pursuant to the provisions of Article 27 not less than thirty (30) days prior to the expiration, or thirty (30) days after any other termination, of this Lease or any renewal or extensions thereof), become the property of Landlord, and shall remain upon, and be surrendered with the Demised Premises, as a part thereof, at the end of the Term. If Tenant shall remove any property from the Demised Premises, Tenant shall repair or, at Landlord's option, shall pay to Landlord the cost of repairing any damage arising from such removal. Tenant shall not install any machine or equipment (other than normal and customary office machines and equipment in quantities normal for space in the Building of similar size to the Demised Premises which causes noise, heat, cold or vibration to be transmitted to the structure of the Building without Landlord's prior written consent, which consent may be conditioned on such terms as Landlord may require.

REPAIRS

     5.1. Tenant shall take good care of the Demised Premises and fixtures therein and, subject to the provisions of Article 4 hereof, shall, except for ordinary wear and tear, make all repairs in and about the Demised Premises necessary to preserve them in good order and condition, which repairs shall be in quality and class equal to the original work. Landlord, however, shall repair the Building plumbing, heating, ventilating or air conditioning and electrical systems and make structural repairs within the Demised Premises arising from ordinary wear and tear or through causes over which Tenant has no control, except as otherwise provided in this Lease. Landlord may repair, at the expense of Tenant, all damage or injury to the Demised Premises, or to the Building and its fixtures, appurtenances or equipment or to any of the areas used in connection with the operation of the Building, done by Tenant or Tenant's agents, servants, employees, contractors, visitors or licensees or caused by moving property of Tenant in or out of the Building, or by installation or removal of furniture or other property, or resulting from fire, heating, ventilating or air conditioning unit or system, short circuits, overflow or leakage of water, steam, gas, sewer gas, sewage or odors, or by frost or by bursting or leaking of pipes or plumbing works, or gas, or from any other cause, due to the carelessness, negligence, or improper conduct of Tenant or Tenant's agents, servants, employees, contractors, visitors or licensees. Landlord shall have the right to replace, at the expense of Tenant, any and all plate and other glass damaged or broken from any cause whatsoever in or about the Demised Premises unless caused by or due to the sole negligence of Landlord, Landlord's agents, servants or employees. Except as provided in Article 10 hereof, there shall be no allowance to Tenant for a diminution of rental value, and no liability on the part of Landlord by reason of inconvenience, annoyance or injury to business arising from the making of, or the failure to make, any repairs, alterations, decorations, additions or improvements in or to any portion of the Building or any of the areas used in connection with the operation thereof, or the Demised Premises, or in or to fixtures, appurtenances or equipment, or by reason of the act or neglect of Tenant or any other tenant or occupant of the Building; and in no event shall Landlord be responsible for any incidental or consequential damages arising or alleged to have arisen from any of the foregoing matters. Tenant hereby waives all rights under the provisions of Sections 1932, 1933, 1941 and 1942 of the Civil Code of the State of California and all rights under any law in existence during the Term of this Lease authorizing a tenant to make repairs at the expense of a landlord or to terminate a lease upon the complete or partial destruction of the leased premises.

REQUIREMENTS OF LAW

     6.1. Tenant, at Tenant's expense shall comply with all laws, rules, orders, ordinances, directions, regulations and requirements of federal, state, county and municipal authorities pertaining to Tenant's use of the Demised Premises and with the recorded covenants, conditions and restrictions affecting the Business Center, and with any direction of any public officer or officers, pursuant to law, which shall impose any duty upon Landlord or Tenant with respect to the use or occupation of the Demised Premises, and shall not do or permit to be done, any act or thing upon the Demised Premises, which Tenant has been notified will invalidate or be in conflict with any insurance policy covering the Building or any of the areas used in connection with the operation thereof or its fixtures, appurtenances or equipment or the property located therein, and shall not do or permit to be done, any act or thing upon the Demised Premises which shall or might subject Landlord to any liability or responsibility for injury to any person or persons or to any property by reason of any business or operation being carried on upon the Demised Premises or for any other reason, and Tenant hereby indemnifies and holds harmless Landlord from and against any such liability or responsibility. Tenant shall not place a load upon any floor of the Demised Premises exceeding the floor load per square foot area which such floor was designed to carry and which is allowed by law. Business machines and mechanical equipment shall be placed and maintained by Tenant at Tenant's expense in settings sufficient in Landlord's judgment to absorb and prevent vibration, noise and annoyance.

INSURANCE

     6.2. Tenant shall comply with all rules, orders, directions, regulations and requirements of the Department of Insurance or any other similar body, and shall not do, or permit anything to be done, in or upon the Demised Premises, or bring or keep anything therein, which shall increase the rates of any insurance on the Building or any of the areas used in connection with the operation thereof or its fixtures, appurtenances or equipment or on property located therein. If by reason of failure of Tenant to comply with the provisions of this Article, any insurance rate shall at any time be higher than it otherwise would be, then Tenant shall reimburse Landlord for that part of all such premiums thereafter paid by Landlord which shall have been charged because of such violation by Tenant and shall make such reimbursement upon the first day of the month following such outlay by Landlord.

SUBORDINATION, GROUND LEASES, MORTGAGES

SUBORDINATION

     7.1. This Lease is subject and subordinate to (i) all ground or underlying leases, mortgages and deeds of trust which now affect the real property of which the Demised Premises forms a part or affect the ground or underlying leases, (ii) all renewals, modifications, consolidations, replacements and extensions thereof, and (iii) any ground or underlying leases, mortgages, or deeds of trust which may thereafter affect the real property of which the [illegible] premises forms a part or affect the ground or underlying leases, without the necessity of executing any instrument to effectuate such subordination. Notwithstanding the preceding sentence, Tenant, or Tenant's successors-in-interest, will execute and deliver upon the demand of Landlord any and all instruments desired by Landlord evidencing such subordination in the manner requested by Landlord. Landlord is hereby irrevocably appointed and authorized as agent and attorney-in-fact of Tenant to execute and deliver all such subordination instruments in the event Tenant fails to execute and deliver said instruments within five (5) days after written request therefor. Said power of attorney is coupled with an interest and is therefore irrevocable during the Term of this Lease, including any renewal or extension periods.

GROUND LEASES

     7.2. Tenant agrees that, at the option of the landlord under any ground lease now or hereafter affecting the real property of which the Demised Premises forms a part, Tenant shall attorn to said landlord in the event of the termination or cancellation of such ground lease and if requested by said landlord, enter into a new lease with said landlord (or a successor ground lessee designated by said landlord) for the balance of the term then remaining hereunder upon the same terms and conditions as those herein provided.

MORTGAGES

     7.3. In the event of foreclosure or exercise of power of sale under any mortgage or deed of trust now or hereafter affecting the real property of which the Demised Premises forms a part, the holder of any such mortgage or deed of trust (or purchaser at any sale pursuant thereto) shall have the option (a) supplementing this Article, to require Tenant to attorn to such holder or purchaser, and to enter into a new lease with such holder or purchaser (as Landlord) for the balance of the term then remaining hereunder upon the same terms and conditions as those herein provided, or (b) notwithstanding this Article, to elect that this Lease become or remain, as the case may be, superior to said mortgage or deed of trust.

     7.4. Tenant shall, upon request by any such holder or purchaser, execute and deliver any and all instruments desired by such holder or purchaser evidencing the superiority of this Lease to any said mortgage or deed of trust.

     7.5. In the event that Landlord or any such holder at any time requests that this Article contain different language to the same general effect, Tenant agrees to promptly execute and deliver an amendment of this Lease memorializing the same.

RULES AND REGULATIONS

     8.1. Tenant and Tenant's agents, servants, employees, contractors, visitors and licensees shall observe faithfully and comply strictly with the Rules and Regulations attached hereto and made a part hereof, and such other and further reasonable Rules and Regulations as Landlord or Landlord's agents may from time to time adopt. Notice of any additional Rules or Regulations shall be given in such manner as Landlord may elect. Landlord shall not be liable to Tenant for violation of any of said Rules and Regulations, or the breach of any term, covenant, condition, provision or agreement in any lease, by any other tenant or other party in the Building or in the Business Center.

LIABILITY AND INDEMNIFICATION

     9.1. Tenant agrees to indemnify Landlord against and save Landlord harmless from and against any and all loss, cost, liability, damage and expense, including, without limitation, penalties, fines and counsel fees, incurred in connection with or arising from any cause whatsoever in, on or about the Demised Premises, including, without limiting the generality of the foregoing, (a) any default by Tenant in the observance or performance of any of the terms, covenants or conditions of this Lease on Tenant's part to be observed or performed, (b) the use or occupancy or manner of use or occupancy of the Demised Premises by Tenant or any person claiming through or under Tenant, or of the employees, suppliers, shippers, customers or invitees of Tenant or any such other person, in, on or about the Demised Premises, the Building or the Business Center, whether prior to, during, or after the expiration of the Term including, without limitation, any act, omissions or negligence in the making or performing of any alterations. Tenant further agrees to indemnify Landlord, Landlord's agents, and the lessor or lessors under all ground or underlying leases, against and hold them harmless from any and all loss, cost liability, damage and expense including, without limitation, counsel fees, incurred in connection with or arising from any claims by any persons by reason of injury to persons or damage to property occasioned by any use, occupancy, condition, occurrence, happening, act, omission or negligence referred to in the preceding sentence.

     9.2. Landlord shall not be responsible for or liable to Tenant for any loss or damage that may be occasioned by or through the acts or omissions of persons occupying adjoining premises or any part of the premises adjacent to or connected with the Demised Premises or any part of the Building or Business Center or for any loss or damage resulting to Tenant or its property from burst, stopped or leaking water, gas, sewer or steam pipes, falling plaster, dampness, or for any damage to or loss of property within the Demised Premises from any causes whatsoever, including theft, latent defects in the Building, the Business Center or the Demised Premises. Tenant shall give Landlord prompt notice in case of fire or accidents in the Demised Premises or in the Building or of defects therein or in the fixtures or equipment.

     9.3. Except where a longer or shorter period is specifically provided for in this Lease for a particular expenditure, Tenant shall pay to Landlord, within ten (10) days after delivery by Landlord to Tenant of bills or statements therefor, (a) sums equal to all expenditures made and monetary obligations incurred by Landlord including, without limitation, expenditures made and obligations incurred for reasonable counsel fees and expenses, in connection with the remedying by Landlord of Tenant's defaults; (b) sums equal to all losses, costs, liabilities, damages and expenses referred to in Section 9.1; and
(c) sums equal to all expenditures made and monetary obligations incurred by Landlord, including, without limitation, expenditures made and obligations incurred for reasonable counsel fees and expenses, in collecting or attempting to collect the Base Annual Rent, any additional charges or any other sum of money accruing under this Lease or in enforcing or attempting to enforce any rights of Landlord under this Lease or pursuant to law. Tenant's obligations under this Article 9 shall survive the expiration or sooner termination of the term.

DAMAGE OR DESTRUCTION AND MUTUAL WAIVER OF SUBROGATION

     10.1. Destruction. If the Premises or any portion of the Building or the Project necessary for Tenant's use of the Premises or for the conduct of Tenant's business at the Premises shall be damaged or rendered untenantable or unusable by fire, earthquake, act of God, the elements or other cause, the damage shall be repaired by and at the expense of Landlord, to the extent of insurance proceeds received by Landlord as provided in Section 10.3.2 and to the extent then permitted by law, to substantially the same condition existing prior to such damage, if either (i) such repairs can, in Landlord's good faith estimate, be completed within one year after the date of such damage, or (ii) neither Landlord nor Tenant exercises its respective rights to terminate the Lease under Section 10.1.

     10.2. Termination Rights. As soon as reasonably possible following the occurrence of any damage described in Section 10.1 and in no event later than ninety (90) days after such damage, Landlord shall notify Tenant of Landlord's good faith estimate of time required for such repair or, if Landlord has determined to demolish the Building, of such determination to demolish. Notwithstanding any provision herein to the contrary, if Landlord's good faith estimate of the time required to repair the Premises is in excess of one year after the date of such damage or if Landlord has determined to demolish the Building, either Landlord or Tenant may elect to terminate this Lease by written notice to the other party and thereupon the Lease Term shall expire by lapse of time upon (i) if Tenant has not then vacated the Premises, the tenth (10th) business day after such notice is given, and Tenant, on such tenth (10th) business day, shall vacate the Premises and surrender the same to Landlord or,
(ii) if Tenant has already vacated the Premises, the day Tenant completed its vacation of the Premises and ceased using the Premises or any part thereof. If Landlord so elects to terminate this Lease, Landlord shall do so by written notice to Tenant of Landlord's election to terminate, delivered to Tenant no later than sixty (60) days after delivery to Tenant of the notice containing Landlord's estimate of the period required for completion of such repair. If Tenant elects to terminate this Lease, Tenant shall do so, if at all, by written notice to Landlord delivered to Landlord no later than thirty (30) days after delivery of Landlord's notice stating that the estimated time period for such repair is in excess of one year.

     10.3. Repair by Landlord

          10.3.1. In the event Landlord either shall elect to repair or is required to repair under Section 10.1 the Project, Building or the Premises (or any combination thereof) after any of the destruction or damage described in
Section 10.1, the destruction or damage shall be repaired by and at the expense of Landlord (except as provided in Section 10.3.2 below), this Lease shall continue in full force and effect and, until such repairs shall be completed, the Base Annual Rent and Tenant's Share of Taxes and Operating Costs shall be apportioned according to the part of the Premises which is tenantable or used by Tenant; provided however, to the extent such partial damage is due to the fault or neglect of Tenant or Tenant's agents, employees, contractors, licensees, visitors, guests or invitees, then there shall be no apportionment or abatement of Base Annual Rent or Tenant's share of Taxes and Operating Costs, unless Landlord is reimbursed for such abatement of Base Annual Rent and Taxes and Operating Costs pursuant to any rental insurance policies that Landlord may, in its sole discretion, elect to carry.

          10.3.2. Notwithstanding anything contained in this Article 10 to the contrary, in no event shall Landlord be required to spend for any repair, replacement or reconstruction of the Premises, the Building or the Project an amount greater than the sum of (i) the insurance proceeds (less any costs of collection thereof) actually received by Landlord as a result of the fire or other casualty causing such loss, damage or destruction plus (ii) any portion of the deductible amount under such policy which has been collected as a portion of Operating Costs. In no event shall Landlord be required to replace Alterations to the Premises made by Tenant. No liability of Landlord shall accrue for delay which may arise by reason of adjustment of insurance on the part of Landlord or Tenant, for delay on account of labor disputes, or any other cause beyond Landlord's reasonable control.

     10.4. Damage Near End of Term. Notwithstanding anything to the contrary contained in this Lease, if any damage or destruction to the Premises which prevents Tenant from occupying same or materially interferes with the conduct of Tenant's business should occur during the last year of the Lease Term (as it may be extended pursuant to this Lease), and if, in Landlord's good faith judgment, the portion of the Lease Term which would remain after the repair of any such damage or destruction (including such period of time required to adjust and settle any insurance claims) would be less than one year, then Landlord shall so notify Tenant within thirty (30) days after the date of such damage or destruction and either party may terminate this Lease by written notice given to the other party within sixty (60) days after the date of such damage or destruction and thereupon the Lease Term shall expire by lapse of time upon (i) if Tenant has not then vacated the Premises, the tenth (10th) business day after such notice is given, and Tenant, on such tenth (10th) business day, shall vacate the Premises and surrender the same to Landlord or,
(ii) if Tenant has already vacated the Premises, the day Tenant completed its vacation of the Premises and ceased using the Premises or any part thereof.

     10.5. The provisions of this Lease, including this Article 10, constitute an express agreement between Landlord and Tenant with respect to any and all damage to, or destruction of, all or any part of the Demised Premises, the Building or any other portion of the Business Center, and any statute or regulation of the State of California, including, without limitation Section 1932(2) and 1933(4) of the California Civil Code, with respect to any rights or obligations concerning damage or destruction in any absence of an express agreement between the parties, and any similar statute or regulation, now or hereafter in effect, shall have no application to this Lease or to any damage to or destruction of all or ay part of the Demised Premises, the Building or any other portion of the Business Center.

     10.6. Notwithstanding the provisions of this Article, Landlord waives any and all rights of recovery against Tenant for or arising out of damage to or destruction of the Building, or the Demised Premises, from causes then included under standard fire and extended coverage insurance policies or endorsements, whether or not such damage or destruction shall have been caused by the negligence of Tenant, its agents, servants, employees, contractors, visitors or licensees, but only to the extent that Landlord's insurance policies then in force permit such waiver and only to the extent of insurance proceeds actually received by Landlord for such damage or destruction. Tenant waives any and all rights of recovery against Landlord for or arising out of damage to or destruction of any property of Tenant, from causes then included under standard fire and extended coverage insurance policies or endorsements, whether or not caused by the negligence of Landlord, its agents, servants, employees, contractors, visitors or licensees, but only to the extent that Tenant's insurance policies then in force permit such waiver. Landlord and Tenant represent that their present insurance policies now in force permit such waiver.

     10.7. If at any time during the term of this Lease either party shall give no less than five (5) days prior notice to the other certifying that any insurance carrier which shall have issued any such policy covering any of the property above mentioned shall refuse to consent to the aforesaid waiver of subrogation, or if such carrier shall consent to such waiver only upon the payment of an additional premium (and such additional premium is not paid by the other party hereto), if such carrier shall revoke a consent previously given or shall cancel or threaten to cancel any policy previously issued and the full force and effect, because of such waiver of subrogation, then, in any such events, the waiver in this Article shall thereupon be of no further force and effect as to the loss, damage or destruction covered by such policy; provided, however, that if at any time thereafter such consent shall be obtained therefore without an additional premium from any existing or substitute insurance carrier, the waiver hereinabove provided for shall again become effective.

EMINENT DOMAIN

     11.1 If the whole or any part of the Demised Premises shall be taken or condemned for all or any portion of the Term by any competent authority for any public or quasi-public use or purpose, or transferred by agreement in connection with such public or quasi-public use or purpose with or without any condemnation action proceeding being instituted, then, and in either such event, the Term of this Lease shall, at the option of the Landlord, terminate as of the date when the possession of the part so taken shall be required for such use or purpose, and without apportionment of the award, such that the entire award is paid to Landlord. The then current rental, however, shall in any such case be apportioned. Tenant hereby expressly assigns to Landlord any award which may be made in taking or condemnation as therein provided, together with any and all rights of Tenant now or hereafter arising in or to the same or any part thereof.

     11.2 Nothing contained herein shall be deemed to give Landlord any interest in, or to require Tenant to Assign to Landlord, any award made to Tenant specifically for its relocation expenses, the taking of personal property and fixtures belonging to Tenant, or the interruption of or damage to Tenant's business if such award is made separately to Tenant and not as part of the damages recoverable by Landlord.

     11.3 If all or any portion of the Demised Premises is condemned or otherwise taken for public or quasi-public use of a limited period of time, this Lease shall remain in full force and effect and Tenant shall continue to perform all terms, conditions and covenants of this Lease. Tenant shall be entitled to receive the entire award made in connection with any such temporary condemnation or other taking.

     11.4 Landlord may, without any obligation to Tenant, agree to sell and/or convey to the condemnor the Demised Premises, the Building, the Business Center or any portion thereof sought by the condemnor, free from this Lease and the rights of Tenant hereunder, without first requiring that any action or proceeding be instituted or, if instituted, pursued to a judgment.

SERVICES

ELEVATORS, HEATING, VENTILATING, AIR CONDITIONING, ELECTRICITY, WATER, AND CLEANING

     12.1 Landlord shall (a) provide automatic elevator facilities on normal business days from 7:30 a.m. to 6:00 p.m. (excluding weekends), and have one elevator available at all other times; (b) on normal business days from 7:30 a.m. to 6:00 p.m. (excluding weekends), and at other times for a reasonable additional charge to be fixed by Landlord, ventilate the Demised Premises and furnish heating or air conditioning when in the judgment of Landlord it may be required for the comfortable occupancy of the Demised Premises. Tenant agrees to keep and cause to be kept closed all doors from the Demised Premises, and Tenant agrees to cooperate fully at all times with Landlord and to abide by all regulations and requirements which Landlord may prescribe for the proper functioning and protection of the heating, ventilating and air conditioning system. Tenant shall not install or use in the Demised Premises any equipment which would generate heat so as to adversely affect the heating, ventilating and air conditioning system. Landlord, throughout the Term of this Lease, shall have free access to any and all mechanical installations of Landlord or Tenant, including, but not limited to, air conditioning, fan, ventilating and machine rooms, telephone rooms and electrical closets. Tenant agrees that there shall be no construction of partitions or other obstructions which might interfere with Landlord's free access thereto, or interfere with the moving of Landlord's equipment to or from the enclosures containing said installations. Tenant further agrees that neither Tenant, nor its agents, servants, employees, contractors, visitors or licensees shall at any time enter the said enclosures or tamper with, adjust, touch or otherwise in any manner affect Landlord's said mechanical installations; (c) provide electricity for "Landlord's Standard" lighting and normal office business machines (not including computers or electronic data processing or ancillary equipment) purposes only. Tenant agrees not to use any apparatus or devise in, or upon, or about the Demised Premises which may in any way increase the amount of such electricity usually furnished or supplied to the Demised Premises and Tenant further agrees not to connect any apparatus or device to the wires, conduits or pipes, or other means by which such electricity is supplied, for the purpose of using additional or unusual amounts of electricity without the prior written consent of Landlord.
If Tenant uses the same to excess or follows a regular practice of using electricity beyond the normal business hours of 7:30 a.m. to 6:00 p.m. on normal business days (excluding weekends), Landlord shall have the right to estimate from time to time (both retroactively and prospectively) the amount that Tenant should pay on account thereof, and Tenant, after notice by Landlord of such estimate or revised estimate, agrees to pay such amount on the first day of each calendar month thereafter or, if such estimate be made during the last month of the term or after its expiration, promptly upon demand by Landlord. At all times Tenant's use of electric current shall never exceed the capacity of the feeders to the Building or the risers or wiring installation. Tenant shall not install or use or permit the installation or use in the Demised Premises, of any computer or electronic data processing or ancillary equipment or any other electrical apparatus designed to operate on electrical current in excess of 110 volts and 5 amps per machine, without the prior written consent of Landlord; (d) furnish water for drinking and lavatory purposes only, but if Tenant requires, uses or consumes water for any purpose in addition to ordinary drinking and lavatory purposes, of which fact Tenant constitutes Landlord to be the sole judge, Landlord may install a water meter and thereby measure Tenant's water consumption for all purposes. Tenant shall pay Landlord for the Cost of the meter and the cost of the installation thereof, and throughout the duration of Tenant's occupancy Tenant shall keep said meter and installation equipment in good working order and repair at Tenant's own cost and expense, in default of which Landlord may cause such meter and equipment to be replaced or repaired and collect the cost thereof from Tenant. Tenant agrees to pay for water consumed as shown on said meter as and when bills are rendered and on default in making such payments Landlord may pay such charges and collect the same from Tenant; (e) cause the Demised Premises to be kept clean, provided the same are used exclusively as ordinary desk-type offices and are kept reasonably in order by Tenant, and, if to be kept clean by Tenant, no one other than persons approved in advance in writing by Landlord shall be permitted to enter the Demised Premises for such purposes. If the Demised Premises or any part thereof is not used exclusively as ordinary desk-type offices, the Demised Premises shall be kept clean and in order by Tenant, at Tenant's expense, and to the satisfaction of Landlord, and by persons approved in advance in writing by Landlord. Tenant shall pay to Landlord the cost of removal of any of Tenant's refuse and rubbish, to the extent that the same exceeds the refuse and rubbish usually attendant upon the use of the Demised Premises exclusively as ordinary desk-type offices.

     12.2. Tenant shall at all times maintain at its own cost and expense all plumbing facilities and equipment attached thereto within the Demised Premises in good order, condition and repair to the satisfaction of Landlord. Tenant hereby indemnifies Landlord against any and all claims, liabilities, losses, damages, costs and expenses whatsoever (including, but not limited to, attorneys' fees and expenses) whether suffered by Landlord or other occupants or persons in the Building, the Business Center or any of the areas used in connection with the operation thereof arising out of the matters referred to in this subsection, unless caused by or due to the sole negligence of landlord, Landlord's agents, servants or employees. Landlord shall not be obligated to clean or provide supplies for any such plumbing facilities or equipment attached thereto, and if the rooms in which any such facilities or equipment are located require cleaning in excess of that normally provided by Landlord for ordinary desk-type office space, Tenant shall, at Tenant's expense, cause any such excess cleaning to be performed only by a contractor approved in advance in writing by Landlord. Landlord hereby reserves the right, without limiting the generality of the foregoing, to require that any such cleaning be performed by Landlord's regular cleaning contractor for the Building. Nothing herein contained shall be construed to confer upon Tenant the right to install any plumbing facilities without the prior written consent of Landlord.

     12.3. Landlord reserves the right to stop service of the elevator, plumbing, heating, ventilating, air conditioning and electric or other mechanical systems, or cleaning services, when necessary, by reason of accident or emergency or for inspection, repairs, alterations, decorations, additions or improvements, which in the judgment of Landlord are desirable or necessary to be made, until same shall have been completed, and shall have no responsibility or liability for failure to supply any of such services in such instance.

ACCESS TO PREMISES

     13.1. Tenant shall permit Landlord to use and maintain pipes and conduits in and through the Demised Premises. Landlord and Landlord's agents shall have the right to enter the Demised Premises at all times, to examine the same and to make such repairs, alterations, decorations, additions and improvements as Landlord may deem necessary or desirable, and Landlord shall be allowed to take all material into and upon the Demised Premises that may be required therefor without the same constituting an eviction of tenant in whole or in part, and subject to the provisions of Article 10, the Base Annual Rent reserved shall in no wise abate while said repairs, alterations, decorations, additions or improvements are being made, by reason of inconvenience, annoyance or injury to the business of Tenant because of the prosecution of any such work, or otherwise. Landlord and Landlord's agents are expressly granted permission to show the Demised Premises at any reasonable time to prospective tenants, mortgagees, purchasers, lessees of the Building and other persons with a business interest therein. If, during the last month of the Term, Tenant shall have removed all or substantially all of Tenant's property therefrom, Landlord may immediately enter and alter, renovate and redecorate the Demised Premises, without elimination or abatement of rent or other compensation and such acts shall have no effect upon this Lease. Landlord and Landlord's agents shall also have the right to enter the Demised Premises to supply janitorial service and any other service to be provided by Landlord to Tenant hereunder, and to post notices of non-responsibility. If Tenant shall not be personally present to open and permit an entry into the Demised Premises, at any time, when for any reason an entry therein shall be necessary or permissible hereunder (including at the time of any emergency as perceived by Landlord or Landlord's agents), Landlord or Landlord's agents may enter the same by a master key, or may forcibly enter the same, without rendering Landlord or such agents liable therefor (if during such entry Landlord or Landlord's agents shall accord reasonable care to Tenant's property), and without in any manner affecting the obligations, terms, covenants, conditions, provisions or agreements of this Lease. Nothing herein contained, however, shall be deemed or construed to impose upon Landlord any obligations, responsibility or liability whatsoever, for the care, supervision or repair of the Business Center or any part thereof, other than as otherwise provided in this Lease.

TENANT'S INSURANCE

     14.1. Tenant shall carry at its expense and maintain in force during the Term the following insurance:

          (a) Comprehensive General Liability Insurance (including protective liability coverage on operations of independent contractors engaged in construction and also blanket contractual liability insurance) on an "occurrence" basis for the benefit of Tenants and Landlord as named Insureds against claims for "personal injury" liability including, without limitation, bodily injury, death or property damage liability with a limit of not less than Five Million Dollars ($5,000,000). In the event of "personal injury" to any number of persons or of damages to property arising out of any one "occurrence"; such insurance may be furnished under a "primary" policy and an "umbrella" policy, provided that it is primary insurance and not excess over or contributory with any insurance in force for Landlord;

          (b) Insurance against loss or damage by fire and such other risks and hazards as are insurable under present and future standard forms of fire and extended coverage insurance policies to the personal property, furniture, furnishings and fixtures belonging to Tenant located in the Demised Premises for not less than 100% of the actual replacement value thereof. Such insurance shall provide for a waiver of the Insurer's right of subrogation against Landlord;

          (c) Worker's Compensation and Employer's Liability Insurance (as required by state law); and

          (d) Such other insurance as may be required by Landlord in connection with the Demised Premises or Tenant's activities in the Business Center so long as such insurance is not unique to this Lease.

     14.2. All such insurance (except the insurance required pursuant to Section 14.1(c) shall name Landlord as an additional Insured, shall be effected under policies issued by Insurers, shall be in forms and for amounts approved by Landlord and shall provide that Landlord shall receive thirty (30) days written notice from the Insurer prior to any cancellation or change of coverage.

     14.3 Tenant shall deliver policies of such Insurance or Certificates thereof to Landlord on or before the Commencement Date, and thereafter at least thirty (30) days before the expiration date of expiring policies; and in the event Tenant shall fail to procure such insurance, or to deliver such policies or certificates, Landlord may, at its option, procure same for the account of Tenant, and the cost thereof shall be paid to Landlord as Additional Charges within ten (10) days after delivery to Tenant of bills therefor. Nothing contained in this Article 14 shall be construed as a limitation of Tenant's liability hereunder.

CERTIFICATE OF OCCUPANCY

     15.1. Tenant shall not at any time use or occupy the Demised Premises in violation of the certificates of occupancy issued for the Building or the Demised Premises and in the event that any department of the City or County in which the Building is located, or the State of California shall hereafter at any time contend or declare that the Demised Premises are used for a purpose which is in violation of such certificate or certificates of occupancy, Tenant shall, upon five (5) day's notice from Landlord or any governmental agency immediately discontinue such use of the Demised Premises. Failure by Tenant to discontinue such use after such notice shall be considered a default under this Lease and Landlord shall have the right to terminate this Lease immediately, and in addition thereto shall have the right to exercise any and all rights and privileges and remedies given to Landlord by and pursuant to the provisions of
Article 18 hereof. The statement in this Lease of the nature of the business to be conducted by Tenant in the Demised Premises shall not be deemed or construed to constitute a representation or guaranty by Landlord that such business is lawful or permissible or will continue to be lawful or permissible under any certificate of occupancy issued for the Building, or otherwise permitted by law.

LIFE-SAFETY SYSTEMS

     16.1. If there now is or shall be installed in the Building a sprinkler system, heat or smoke detection system or any other so-called life-safety system and any such system or any of its appliances shall be damaged or injured or not in proper working order by reason of any act or omission of Tenant, Tenant's agents, servants, employees, contractors, visitors or licensees, Tenant shall forthwith restore the same to good working condition; and if any bureau, department or official of the state, county or city government, of any governmental authority having jurisdiction, requires or recommends that any changes, modifications, alterations, or additional equipment be made or supplied in or to any such system by reason of Tenant's business, or the location of partitions, trade fixtures, or other contents of the Demised Premises, or if any such changes, modifications, alterations or additional equipment become necessary to prevent the imposition of a penalty or charge against the full allowance for any such system in the insurance rate as fixed by the applicable state authority, or by any insurance company, Tenant shall, at Tenant's expense, promptly make and supply such changes, modifications, alterations or additional equipment.

BANKRUPTCY

     17.1. If at any time prior to the date herein fixed as the commencement of the Term of this Lease, there shall be filed by or against Tenant in any court pursuant to any statute either of the United States or of any State a petition in bankruptcy or insolvency or for reorganization or for the appointment of a receiver or trustee or conservator of all or a portion of Tenant's property, or if Tenant makes a general assignment for the benefit of creditors, this Lease shall ipso facto be cancelled and terminated and in such event neither Tenant nor any person claiming through or under Tenant or by virtue of any statue or by an order of any court shall be entitled to possession of the Demised Premises and Landlord, in addition to the other rights and remedies given by subsection
17.3 hereof or by virtue of any other provision in this Lease contained or by virtue of any statute or rule of law, may retain as damages any rent, security deposit or monies received by it from Tenant or others on behalf of Tenant.

     17.2. If at the date fixed as the commencement of the Term of this Lease or if at any time during the Term, there shall be filed by or against Tenant in any court pursuant to any statute either of the United States or of any State a petition in bankruptcy or insolvency or for reorganization or for the appointment of a receiver or trustee or conservator of all or a portion of Tenant's property, or if Tenant makes a general assignment for the benefit of creditors, this Lease, at the option of Landlord exercised within a reasonable time after notice of the happening of any one or more of such events, may be cancelled and terminated and in such event neither Tenant nor any person claiming through or under Tenant or by virtue of any statute or of an order of any court shall be entitled to possession or to remain in possession of the Demised Premises but shall forthwith quit and surrender the Demised Premises, and Landlord, in addition to the other rights and remedies granted by subsection
17.3 hereof or by virtue of any other provision in this Lease contained or by virtue of any statute or rule of law, may retain as damages any rent, security, deposit or monies received by it from Tenant or others on behalf of Tenant.

     17.3. In the event of the termination of this Lease pursuant to subsections 17.1, or 17.2 of this Article, Landlord shall be entitled to the same rights and remedies as those set forth in subsections 18.4 and 18.5 and in
Article 21 of this Lease.

     17.4. In the event of the occurrence of any of those events specified in this Article, if Landlord shall not choose to exercise, or by law shall not be able to exercise, its rights hereunder to terminate this Lease upon the occurrence of such events, then, in addition to any other rights of Landlord hereunder or by law (i) Landlord shall not be obligated to provide Tenant with any of the services specified in Article 12, unless Landlord has received compensation in advance for such services, and the parties agree that Landlord's estimate of the compensation required with respect to such services shall control, and (ii) neither Tenant, as debtor-in-possession, nor any trustee or other person (hereinafter collectively called the "Assuming Tenant") shall be entitled to assume this Lease unless, on or before the date of such assumption, the Assuming Tenant (x) cures, or provides adequate assurance that the latter will promptly cure, any existing default under this Lease (y) compensates, or provides adequate assurance that the Assuming Tenant will promptly compensate Landlord for any pecuniary loss (including, without limitation, attorneys' fees and disbursements) resulting from such default, and
(z) provides adequate assurance of future performance under this Lease, it being covenanted and agreed by the parties that, for such purposes, any cure or compensation shall be effected by the immediate payment of any monetary default or any required compensation, or the immediate correction or bonding of any non-monetary default, any "adequate assurance" of such cure or compensation shall be effected by the establishment of an escrow fund for the amount at issue or by bonding and "adequate assurance" of future performance shall be effected by the establishment of an escrow fund for the amount at issue or by bonding, it being covenanted and agreed by Landlord and Tenant that the foregoing provision was a material part of the consideration for this Lease.

DEFAULT

     18.1. It shall, at Landlord's option, be deemed a breach of and default under this Lease if (1) Tenant defaults (a) in the making of any payments of money as and when due and payable pursuant to this Lease provided, that Tenant will be forgiven once in every twelve (12) month period beginning on the Commencement Date if one Monthly Installment is paid after the first day of a calendar month but prior to the fifth calendar day of such month, or (b) in fulfilling any other term, covenant, condition, provision or agreement of this Lease if said default under this clause (b) continues to exist at the expiration of ten (10) days after notice thereof given by Landlord to Tenant or
(2) the Demised Premises becomes vacant or deserted or (3) Tenant shall cease to occupy the Demised Premises which includes any absence by Tenant from the Demised Premises for five (5) business days or longer while in default under any provision of this Lease, or shall remove substantially all of Tenant's furniture therefrom or (4) Tenant shall fail to move into or take possession of the Demised Premises within fifteen (15) days after the commencement of the Term or (5) any execution or attachment shall be issued against Tenant or any of tenant's property or (6) the Demised Premises shall be taken or occupied or attempted to be taken or occupied by someone other than Tenant or (7) Tenant shall default with respect to any other lease between [a] Landlord and Tenant or [b] any parent company or subsidiary company or affiliate or agent of Landlord, and Tenant or (8) Tenant assigns or otherwise transfers substantially all of the assets used in connection with the business conducted in the Demised Premises.

      18.2. In the event that Landlord elects, pursuant to subsection 18.1 of this Article, to declare a breach of this Lease, then Landlord shall have the right to give Tenant three (3) days' notice of intention to end the Term of this Lease and thereupon, at the expiration of said three (3) days, the Term of this Lease shall expire as fully and completely as if that day were the day herein definitely fixed for the expiration of the Term hereof and Tenant shall then quit and surrender the Demised Premises as aforesaid, Landlord shall have the right, without notice to re-enter the Demised Premises either by force or otherwise and dispossess Tenant and the legal representatives of Tenant and all other occupants of the Demised Premises by unlawful detainer or other summary proceedings, or otherwise, and remove their effects and regain possession of the Demised Premises (but Landlord shall not be obligated to effect such removal) and Tenant hereby waives service of notice of intention to re-enter or to institute legal proceedings to that end. Any notice given under subsection 18.1, 18.2 or 18.3 shall be in lieu of, and not in addition to, any notice required under section 1161 of the State of California Code of Civil Procedure regarding unlawful detainer actions.

      18.3. In the event of any breach of this Lease by Tenant (and regardless of whether or not Tenant has abandoned the Demised Premises), this Lease shall not terminate unless Landlord, at Landlord's option, elects at any time when Tenant is in breach of this Lease to terminate Tenant's right to possession as provided in subsection 18.2 of this Article or, at Landlord's further option, by the giving of any notice (including, but not limited to, any notice preliminary or prerequisite to the bringing of legal proceedings in unlawful detainer) terminates Tenant's right to possession. For so long as this Lease continues in effect, Landlord may enforce all of Landlord's rights and remedies under this Lease, including the right to recover all rent as it becomes due hereunder. For the purposes of this subsection, the following shall not constitute termination of Tenant's right to possession: (1) acts of maintenance or preservation or efforts to relet the Demised Premises, or (2) the appointment of a receiver upon initiative of Landlord to protect Landlord's interest under this Lease.

      18.4. In the event of termination of this Lease or termination of Tenant's right to possession (as a result of Tenant's breach of this Lease or pursuant to Article 17), Landlord shall have:

            (1) The right to remove any and all persons and property from the Demised Premises, with or without legal process, and pursuant to such rights and remedies as the laws of the State of California shall then provide or permit, but Landlord shall not be obligated to effect such removal. Said property may, at Landlord's option, be stored or otherwise dealt with as provided within this Lease or as such laws may then provide or permit, including, but not limited to, the right of Landlord to sell or otherwise dispose of the same or to store the same, or any part thereof, in a warehouse or elsewhere at the expense and risk of and for the account of Tenant.

            (2)   The rights and remedies provided by the California Civil Code
      Section 1951.2 to recover from Tenant upon termination of the Lease:

                  (i) the worth at the time of award of the unpaid rent and other charges which had been earned at the time of termination;

                  (ii) the worth at the time of award of the amount by which the unpaid rent and other charges which would have been earned after termination until the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided;

                  (iii) subject to Subdivision (c) of the California Civil Code
            Section 1951.2, the worth at the time of award of the amount by which the unpaid rent and other charges for the balance of the Term after the time of award exceeds the amount of rental loss that Tenant proves could be reasonably avoided; and

                  (iv) any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom. The "worth" at the time of award of the amounts referred to in clauses (i) and (ii) of this Section shall be computed by allowing interest at the Default Rate. The worth at the time of the award of the amount referred to in clause (ii) of this Section shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus 1%.

            (3)   The rights and remedies provided by California Civil Code
      Section 1951.4, which allows Landlord to continue this Lease in effect and to enforce all of its rights and remedies under this Lease, including the right to recover rent and additional charges as they become due, for as long as Landlord does not terminate Tenant's right to possession, provided however if Landlord elects to exercise its remedies described in this subsection and Landlord does not terminate this Lease, and if Tenant requests Landlord's consent to an assignment of this Lease or a sublease of the Demised Premises at such time as Tenant is in default, Landlord shall not unreasonably withhold its consent to such assignment or sublease.

            (4) To enforce, to the extent permitted by the laws of the State of California then in force and effect, any other rights or remedies set forth in this Lease or otherwise applicable hereto by operation of law or contract.

      18.5. In the event of a breach or threatened breach by Tenant of any of the terms, covenants, conditions, provisions or agreements of this Lease, Landlord shall additionally have the right of injunction and Tenant agrees to pay the premium for any bond and court costs required in connection with such injunction. Mention in this Lease of any particular remedy shall not preclude Landlord from any other remedy, at law or in equity.

      18.6. Tenant hereby expressly waives any and all rights of redemption granted by or under any present or future law or decision in the event of Tenant's being evicted or dispossessed for any cause, or in the event of Landlord's obtaining possession of the Demised Premises, by ???? of the violation by Tenant of any of the terms, covenants, conditions, provisions or agreements of this Lease, or otherwise.

FEES AND EXPENSES

     19.1 If Tenant shall default in the performance of any obligation on Tenant's part to be performed under this Lease, Landlord may immediately, or at any time thereafter, without notice, perform the same for the account of Tenant. If Landlord at any time is compelled to pay or elects to pay any sum of money or do any act which will require the payment of any sum of money (including, but not limited to, employment of attorneys or incurring of costs), by reason of the failure of Tenant to comply with any term, covenant, condition, provision or agreement thereof, or if Landlord is compelled to incur or elects to incur any expense (including, but not limited to, reasonable attorneys' fees and expenses and court costs in instituting, prosecuting of defending any action or proceeding, whether or not such action or proceeding proceeds to judgment) by reason of any default of Tenant hereunder, the sum or sums so paid or incurred by Landlord with interest thereon at the Default Rate from the date incurred shall be due from Tenant to Landlord promptly upon demand by Landlord.

NO REPRESENTATIONS BY LANDLORD

     20.1 Neither Landlord nor landlord's agents have many any representations or promises with respect to the Business Center, Building or the Demised Premises except as herein expressly set forth. The taking of possession of the Demised Premises by Tenant shall be conclusive evidence, as against Tenant, that Tenant accepts the same in its then "as is" condition and that the Demised Premises, the Building and the Business Center were in good and satisfactory condition at the time such possession was so taken.

END OF TERM

     21.1 Upon the expiration or other termination of the Term, Tenant shall quit and surrender to Landlord the Demised Premises, broom clean, in as good order, condition and repair as it now is or may hereafter be placed, ordinary wear excepted. Tenant shall remove all property of Tenant, as directed by Landlord. Any property left on the Demised Premises at the expiration or other termination of this Lease, or after the happening of any of the events of default set forth in Article 18, may, at the option of Landlord, either be deemed abandoned or be placed in storage at a public warehouse in the name of and for the account of and at the expense and risk of Tenant or otherwise disposed of by Landlord in the manner provided by law. Tenant expressly releases Landlord of and from any and all claims and liability for damage to or destruction or loss of property left by Tenant upon the Demised Premises at the expiration or other termination of this Lease and Tenant hereby indemnifies landlord from and against any and all claims and liability with respect thereto. If Tenant holds over after the Term with the consent of Landlord, express or implied, such tenancy shall be from month to month only and shall not be a renewal hereof, and Tenant shall pay the rent and all the other charges at the same rate as herein provided and also comply with all of the terms, covenants, conditions, provisions and agreements of this Lease for the time during which Tenants holds over. If Tenant holds over after the Term without the consent of Landlord and shall fail to vacate the Demised Premises after the expiration or sooner termination of this Lease for any cause or after Tenant's right to occupy same ceases, thereafter, and notwithstanding anything to the contrary contained elsewhere in this Lease, Tenant shall be liable to Landlord for the use and occupancy of the Demised Premises in an amount agreed to be two times the monthly installment of Base Annual Rent, and all the other charges as provided in this Lease for the last month of the Term. If the Demised Premises are not surrendered at the end of the Term, Tenant shall be additionally responsible to Landlord for all damage (including, but not limited to, the loss of rent) which Landlord shall suffer by reason thereof, and Tenant hereby indemnifies Landlord from and against all claims made by any succeeding tenant against Landlord, resulting from delay by Landlord in delivering possession of the Demised Premises to such succeeding tenant. Tenant's obligation to observe or perform all of the terms, covenants, conditions, provisions and agreements of this Article shall survive the expiration or other termination of this Lease.

QUIET POSSESSION

     22.1 Landlord covenants and agrees with Tenant that upon Tenant's paying Base Annual Rent and all other charges and observing and performing all of the terms, covenants, conditions, provisions and agreements of this Lease on Tenant's part to be observed or performed, Tenant shall have quiet possession of the Demised Premises for the Term subject, however, to the terms of this Lease and of any ground leases, underlying leases, mortgages and deeds of trust now or from time to time hereafter affecting all or any portion of the Building or any of the areas used in connection with the operation of the Building.

     22.2 Any diminution or shutting off of light, air or view by any structure which may be erected on the Business Center or on lands adjacent thereto shall in no way affect this Lease or impose any liability on Landlord.

LANDLORD'S WORK AND FAILURE TO GIVE POSSESSION

     23.1 Landlord will perform the work and make the installations in the Demised Premises substantially as set forth in the Work Letter attached hereto as Exhibit B (the "Landlord's Work").

     23.2 If Landlord shall be unable to give possession of Demised Premises on the Commencement Date by reason of the fact that the Demised Premises are located in a building being constructed and which has not been sufficiently completed to make the Demised Premises ready for occupancy or by reason of the fact that a certificate of occupancy has not been procured or for any other reason, or if the Building is not in course of construction and Landlord is unable to give possession of the Demised Premises on the Commencement Date of the Term hereof by reason of the holding over of any tenant or tenants or for any other reason, or if Landlord's Work is not completed, any such delay resulting therefrom shall be deemed excused and Landlord shall not be subject to any liability for the failure to give possession on said date. Under such circumstances the rent reserved and covenanted to be paid herein shall not commence until possession of the Demised Premises is given or the Demised Premises is available for occupancy by Tenant, as fixed in a notice given by Landlord to Tenant, unless such delay is the fault of Tenant. No such failure to give possession on the Commencement Date of the Term shall in anywise affect or impair the validity of this Lease or the obligations of Tenant hereunder, nor shall the same be construed in anywise to extend the Expiration Date. If permission is given to Tenant to enter into the possession of the Demised Premises or to occupy premises other than the Demised Premises prior to the date specified as the Commencement Date of the Term, such occupancy shall be deemed to be under all the terms, covenants, conditions, provisions, and agreements of this Lease, including without limitation,

Tenant hereby agreeing to pay Base Annual Rent and other charges at the same rate as though the term of this Lease had commenced.

TERMINATION, NO WAIVER, NO ORAL CHANGE

     24.1. In the event that this Lease terminates for any reason (including, but not limited to, termination by Landlord) prior to its stated Expiration Date, such termination will effect the termination of any and all agreements for the extension of this Lease (whether expressed in an option, exercised or not, or collateral document or otherwise); any right herein contained on the part of Landlord to terminate this Lease shall continue during any extension hereof; any option on the part of Tenant herein contained for an extension hereof shall not be deemed to give Tenant any option for a further extension beyond the first extended term. Interruption or curtailment of any services shall not constitute a constructive or partial eviction or entitle Tenant to any abatement of rent or any compensation (including, but not limited to, compensation for annoyance, inconvenience or injury to business). No act or thing done by Landlord or Landlord's agents during the Term shall be deemed an acceptance of a surrender of the Demised Premises, and no agreement to accept such surrender shall be valid unless in writing signed by Landlord. No employee of Landlord or of Landlord's agents shall have any power to accept the keys of the Demised Premises prior to the termination of this Lease. The failure of Landlord to seek redress for violation of, or to insist upon the strict performance of any term, covenant, condition, provision or agreement of this Lease, or any of the Rules and Regulations attached to this Lease or hereafter adopted by Landlord, shall not prevent a subsequent act, which would have originally constituted a violation, from having all the force and effect of an original violation. The receipt by Landlord of rent with knowledge of the breach of any term, covenant, condition, provision or agreement of this Lease, shall not be deemed a waiver of such breach. The failure of Landlord to enforce any of the Rules and Regulations attached to this Lease, or hereafter adopted, against Tenant or any other tenant in the Building or in the Business Center shall not be deemed a waiver of any such Rule and Regulation. No provision of this Lease shall be deemed to have been waived by Landlord, unless such waiver be in writing signed by Landlord. No payment by Tenant or receipt by Landlord of a lesser amount than the Monthly Installment shall be deemed to be other than on account of the earliest stipulated rent, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such rent or pursue any other remedy in this Lease provided. This Lease, including all exhibits, riders and addenda attached hereto, contains the entire agreement between the parties, and recites the entire consideration given and accepted by the parties. Any agreement hereafter made shall be ineffective to change, modify, waive or discharge it in whole or in part unless such agreement is in writing and signed by the party against whom enforcement of the change, modification, waiver or discharge is sought.

WAIVER OF TRIAL BY JURY AND OBJECTION TO VENUE

     25.1. THE RESPECTIVE PARTIES HERETO HEREBY WAIVE TRIAL BY JURY AND ANY OBJECTION TO VENUE IN SANTA CLARA COUNTY IN ANY ACTION, PROCEEDING OR COUNTER-CLAIM BROUGHT BY EITHER OF THE PARTIES HERETO AGAINST THE OTHER ON ANY MATTER WHATSOEVER ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS LEASE, THE RELATIONSHIP OF LANDLORD AND TENANT, TENANT'S USE OR OCCUPANCY OF THE DEMISED PREMISES, OR ANY CLAIM OF INJURY OR DAMAGE, OR THE ENFORCEMENT OF ANY REMEDY UNDER ANY STATUTE, EMERGENCY OR OTHERWISE.

INABILITY TO PERFORM

     26.1. This Lease and obligation of Tenant to pay rent hereunder and to keep, observe and perform all of the other terms, covenants, conditions, provisions and agreements of this Lease on the part of the Tenant to be kept, observed or performed shall in no wise be affected, impaired or excused because Landlord is unable to fulfill any of its obligations under this Lease or to supply, or is delayed or curtailed in supplying any service expressly or impliedly to be supplied or is unable to make, or is delayed or curtailed in making, any repairs, alterations, decorations, additions or improvements, or is unable to supply, or is delayed or curtailed in supplying any equipment or fixtures. If Landlord is prevented, delayed or curtailed from so doing by reason of any cause beyond Landlord's reasonable control, including, but not limited to, acts of God, strike or labor troubles, fuel or energy shortages, governmental preemption or curtailment in connection with a national emergency or in connection with any rule, order, guideline or regulation of any department or governmental agency by reason of the conditions of supply and demand which have been or are affected by a war or other emergency. Any such prevention, delay or curtailment shall be deemed excused and Landlord shall not be subject to any liability resulting therefrom. Tenant waives and releases its right to terminate this Lease under Section 1932(1) of the California Civil Code or under any similar law or statute now or hereafter in effect.

     26.2. Landlord shall not be deemed to be in default in the performance of any obligation required to be performed by it hereunder unless and until it has failed to perform such obligation within thirty (30) days after written notice by Tenant to Landlord specifying the nature of Landlord's failure to perform such obligation; provided, however, that if the nature of Landlord's obligation is such that more than thirty (30) days are required for its performance, then Landlord shall not be deemed to be in default if it shall commence such performance within such thirty (30) days period and thereafter shall prosecute the same to completion. All rights to cure provided to Landlord under this
Section 26.2 shall also be accorded to any mortgagee or beneficiary under a deed of trust encumbering the Building or the Business Center. Landlord shall not be liable for any injury or damage to persons or property resulting from loss, theft, fire, explosion, falling plaster, cessation or variation or shortage or interruption of services or utilities, steam, gas, electricity, earthquake, acts of God, rain or water dampness from any source or any other cause whatsoever, without limiting the generality of the foregoing, in no event shall Landlord be liable for damages by reason of loss of profits, business interruptions or other incidental or consequential damages.

BILLS AND NOTICES

     27.1 Except as otherwise in this Lease provided, a bill, statement, consent, notice or communication which Landlord may desire or be required to give to Tenant, shall be deemed sufficiently given or rendered if in writing, delivered to Tenant personally or sent by registered or certified mail addressed to Tenant at the Building or at the last known residence address or business address of Tenant or left at the Demised Premises addressed to Tenant, and the time of the rendition of such bill or statement and of the giving of such consent, notice or communication shall be deemed to be the time when the same is delivered to Tenant, mailed, or left at the Demised premises as herein provided. Any notice, request, demand or communication by Tenant to Landlord must be in writing and served by registered or certified mail (postage fully prepaid), addressed to Landlord, at the address set forth in Article J of
Section I, or at such other address as Landlord shall designate by notice given as herein provided and the time of the giving or such notice, request, demand or communication shall be deemed to be the time when the same is mailed as herein provided. If Tenant is notified of the identity and address of Landlord's mortgagee or beneficiary under a deed of trust, or ground or underlying lessor, Tenant shall give such party notice of any default by Landlord hereunder by registered or certified mail and such party shall have a reasonable opportunity to cure such default before Tenant's exercising any remedy available to it. Copies of notices to Tenant shall be sent by certified mail addressed as set forth in Article J of Section I.

INCREASE OF TAXES AND OPERATING COSTS

     28.1. If, in any Computation Year during the term of this Lease, Taxes (as hereinafter defined) and Operating Costs (as hereinafter defined) shall be increased above the amount of Base Taxes and Operating Costs Amount specified in Article K of Section I of this Lease, the Base Annual Rent shall be increased by Tenant's Share specified in Article L of Section I of this Lease of the amount of any such increase in Taxes and Operating Costs.

     28.2.  Definitions.

          (1) "Computation Year" shall mean each twelve (12) consecutive month period commencing January 1 of each year during the Term, provided that Landlord, upon notice to Tenant, may change the Computation Year from time to time to any other twelve (12) consecutive month period and, in the event of any such change, Tenant's Share of Taxes and Operating Costs shall be equitably adjusted for the Computation Years involved in any such change.

          (2) Tenant's Share has been computed by dividing the Rentable Area of the Demised Premises by the total Rentable Area of the Building and, in the event that either the Rentable Area of the Demised Premises or the total Rentable Area of the Building is changed, Tenant's Share will be appropriately adjusted by Landlord, which adjustment shall be conclusive and binding on Tenant and, as to the Computation Year in which such change occurs, for purposes of this Article 28, Tenant's Share shall be determined on the basis of the number of days during such Computation Year at each such percentage.

          (3) "Taxes" shall mean taxes and assessments upon or with respect to the Building and the areas used in connection with the operation of the Building imposed by Federal, State or local governments or governmental assessment districts, but shall not include income, franchise, capital stock, estate, or inheritance taxes, but shall include gross receipts taxes, special assessments and other business taxes. If, because of any change in the method of taxation of real estate, any tax or assessment is imposed upon Landlord or upon the owner of the land and/or the Building and/or other areas of the Business Center or the rents or income therefrom, in substitution for or in lieu of any tax or assessment which would otherwise be a real estate tax or assessment subject matter, or with respect to any subject matter which was during fiscal year 1985-1986 the subject of a real estate tax or assessment such other tax or assessment shall be deemed to be included in taxes. Taxes shall also include legal fees, costs and disbursements incurred in connection with proceedings to contest or reduce Taxes. If any Taxes are specially assessed by reason of the occupancy or activities of one or more tenants and not the occupancy or activities of the tenants as a whole, such taxes shall be allocated by Landlord to the Tenant or Tenants whose occupancy or activities brought about such assessment. In case there shall be a reduction of the assessed valuation for any tax year which affects the Taxes in any year for which a rent adjustment shall have been made, the rent adjustment shall be recalculated on the basis of the revised assessed valuation and Landlord will credit against the rent next becoming due from Tenant such sums as may be due to Tenant by reason of the recalculation, less the expenses incurred in effecting such reduction. In no event shall the amount of any such credit be in excess of the amount rent increase actually paid to Landlord by Tenant for the period covered by such credit as a result of an increase in Taxes.

          (4) "Operating Costs" shall mean the aggregate amount of (a) wage and labor costs applicable to the persons engaged in the management, operation, maintenance, overhaul or repair of the Building and the Business Center and the areas used in connection with the operation of the Building and the Business Center whether they be employed by Landlord or by an independent contractor with whom Landlord shall have contracted or may contract for such services; any increase or decrease in the hours of employment or the number of paid holidays or vacation days, social security taxes, unemployment insurance taxes and the cost (if any) of providing disability, hospitalization, medical, welfare, pension, retirement or other benefits applicable with respect to such employees, shall correspondingly affect the wage and labor costs, and (b) costs of utilities; fuel, building supplies and materials; service and management contracts; water and sewer charges; janitorial services; security; labor; parking expenses; utilities surcharges, or any other costs levied, assessed or imposed by, or at the direction of, or resulting from statutes or regulations or interpretations thereof, promulgated by any federal, state, regional, municipal or local government authority in connection with the use or occupancy of the Building and the Business Center, or the parking facilities servicing the Building; costs incurred in the management of the Building, Building management, office rental, a management fee, air conditioning; waste disposal; heating; ventilating; elevator maintenance; supplies; materials; equipment; tools; repair and maintenance of the structural portions of the Building, including the plumbing, heating, ventilating, air-conditioning and electrical systems installed or furnished by Landlord; and maintenance, costs, and upkeep of all parking and common areas, rental of personal property used in maintenance and management; costs and expenses of gardening and landscaping; maintenance of signs; personal property taxes levied on or attributable to personal property used in connection with the entire Building, including the Common Areas; and costs and expenses of repairs, resurfacing, repairing, maintenance, painting, lighting, cleaning, refuse removal, security and similar items; appropriate reserves; and the Common Area maintenance charge obligations allocated to the Building and the Business Center including Tenant's allocable share of assessments for the maintenance of the Business Center and the common areas, and for any increase in (i) the rent payable under any ground lease now or hereafter affecting the real property of which Demised Premises forms a part or (ii) the interest payable with respect to any permanent financing now or hereafter affecting the Building which increase results not from a refinancing but solely from a provision for such increase in the applicable loan documents; and (c) alterations to the Building or the Business Center or the areas used in connection with the operation of the Building for life-safety systems or energy conservation or to effect economies in operations and maintenance of the Building or the Business Center, or other capital improvements or replacements (together with all costs, and interest thereon at a rate equal to 2% over the highest prime lending rate or reference rate published or reported from time to time by Bank of America N.T. & S.A. at its San Francisco Headquarters in effect from time to time [but in no event in excess of the maximum rate of interest permitted by law], paid or incurred in connection with any such alterations or other capital improvements or replacements) all amortized over their useful life except that any such costs (and the interest thereon) paid or incurred in connection with alterations or replacements for energy conservation may be amortized at a yearly rate equal to the savings realized during such period as a result of such alteration or replacement, and (d) the cost of fire, extended coverage, boiler, sprinkler, public liability, property damage, rent, earthquake and other insurance and the deductible portion of any insured loss otherwise covered by such insurance, and (e) the cost of legal, accounting, consulting fees and permits, certificates and licenses required in connection with the Building or the Business Center and (f) such other items as are now or hereafter customarily included in the cost of managing, operating, maintaining, overhauling and repairing the Building, the Business Center and the areas used in connection with the operation of the Building in accordance with now or hereafter accepted accounting or management principles or practices. The highest prime lending or reference rate referred to in this Section 28.2 may not be the lowest rate of interest charged by Bank of America N.T.&S.A.

     28.3. Statements for Tenants and Payments. Tenant shall pay to Landlord as additional charges one twelfth (1/12) of Tenant's Share of the increase in Taxes and Operating Costs for each Computation Year, in advance, in an amount estimated by Landlord and billed by Landlord to Tenant; provided that Landlord shall have the right initially to determine monthly estimates and to revise such estimate from time to time. With reasonable promptness after Landlord has received the tax bills and other operating cost support for any Computation Year, Landlord shall furnish Tenant with a statement (herein called "Landlord's Statement") showing a comparison of the Base Taxes and Operating Costs Amount to the amount of Taxes and Operating Costs for such Computation Year, and Tenant's Share of the increase in Taxes and Operating Costs. If the actual increase in Taxes and Operating Costs for such Computation Year exceed the estimated Taxes and Operating Costs paid by Tenant for such Computation Year, Tenant shall pay to Landlord the difference between the amount paid by Tenant and the actual increase in Taxes and Operating Costs within fifteen (15) days after the receipt of Landlord's Statement, and if the total amount paid by Tenant for any such Computation Year shall exceed the actual increase in Taxes and Operating Costs for such Computation Year, such excess shall be credited against the next installments of Taxes and Operating Costs due from Tenant to Landlord hereunder.

     28.4. Adjustment for Partial Years. If the Commencement Date shall occur on a date other than the first day of a Computation Year, Tenant's Share of Taxes and Operating Costs for the Computation Year in which the Commencement Date occurs shall be in the proportion that the number of days from and including the Commencement Date to and including the last day of the Computation Year in which the Commencement Date occurs bears to 365. Similarly, if the Expiration Date shall occur on a date other than the last day of a Computation Year, Tenant's Share of Taxes and Operating Costs for the Computation Year in which the Expiration Date occurs shall be in the proportion that the number of days from and including the first day of the Computation Year in which the Expiration Date occurs bears to 365. Notwithstanding the foregoing, Landlord may, pending the determination of the amount of Taxes and Operating Costs for such partial Computation Year, furnish Tenant with statements or estimated increases in Taxes and in Operating Costs, and Tenant's Share of each thereof for such partial Computation Year. Within fifteen (15) days after receipt of such estimated statement, Tenant shall remit to Landlord, as Additional Charges, the amount of Tenant's Share of such Taxes and Operating Costs. After such Taxes and Operating Costs have been finally determined and Landlord's Statement has been furnished to Tenant pursuant to this Article, and if there shall have been an underpayment of Tenant's Share of Taxes and Operating Costs, Tenant shall remit the amount of such underpayment to Landlord within fifteen (15) days after receipt of such statements, and if there shall have been an overpayment, Landlord shall remit the amount of any such overpayment to Tenant within fifteen (15) days after the issuance of such statements.

     28.5. Occupancy and Fractional Year. For purposes of comparison to Base Taxes and Operating Costs, there shall be added to the actual Taxes and Operating Costs for any period during which the Building is less than 100% occupied those additional expenses (of the type set forth in paragraphs 2 and 4 of subsection 28.2 of this Article) which Landlord determines it would have so incurred had the Building been 100% occupied during any such period. Furthermore, for purposes of comparison to Base Taxes and Operating Costs, in any comparative statement covering less than a full Computation Year there shall be added to the actual Taxes and Operating Costs for the period covered by the comparative statement those additional expenses (of the type set forth in this Article) which Landlord determines it would have so incurred had the Building been 100% occupied during the full Computation Year.

FOOD, BEVERAGE AND ODORS

     29.1. Tenant shall not prepare any food nor do any cooking (other than occasional light meals prepared for guests and employees via a microwave oven or stove top facility installed pursuant to plans and specifications approved in writing by Landlord), conduct any restaurant, luncheonette or cafeteria for the sale or service of food or beverages to its employees or to others, or cause or permit any odors of cooking or other processes, or any unusual or objectionable odors to emanate from the Demised Premises. Tenant shall not install or permit the installation or use of any vending machine or permit the delivery of any food or beverage to the Demised Premises except by such persons and in such manner as are approved in advance in writing by Landlord.

SECURITY

     30.1. Tenant has deposited with Landlord the sum Specified in Article M of
Section I as security for the faithful performance and observance by Tenant of all of the terms, covenants, conditions, provisions, and agreements of this Lease. Tenant shall not be entitled to interest on such security deposit and Landlord shall not be obligated to hold such deposit as a separate fund, but may commingle it with other funds. In the event Tenant defaults in respect of any of the terms, covenants, conditions, provisions or agreements of this Lease, including, but not limited to, the payment of rent or other sums due hereunder, Landlord may use, apply or retain the whole or any part of the security so deposited to the extent required for the payment of any rent or any other sums as to which Tenant is in default or for any sum which Landlord may expend or may be required to expend by reason of Tenant's default in respect of any of the terms, covenants, conditions, provisions or agreements of this Lease, including, but not limited to, any damages or deficiency in the reletting of the Demised Premises, whether such damages or deficiency accrued before or after summary proceedings or other re-entry by Landlord. Tenant, on demand by Landlord, will forthwith replenish the security or any portion thereof so used or applied by Landlord. In the event that Tenant shall fully and faithfully comply with all of the terms, covenants, conditions, provisions and agreements of this Lease, the security, without interest, shall be returned to Tenant promptly after the date fixed as the end of this Lease but only after delivery of entire possession of the Demised Premises to Landlord. In the event of a sale of the land and/or Building or leasing of the land and/or the entire Building, or the sale of such leasehold, Landlord shall have the right to transfer the security to the transferee or lessee and Landlord shall thereupon be released by Tenant from all liability for the return of such security; and in the event of such transfer of security, Tenant shall look to the new
Landlord solely for the return of said security; and the provisions hereof shall apply to every transfer or assignment made of the security to a new landlord. Tenant shall not assign or encumber or attempt to assign or encumber the security deposited herein and neither Landlord nor its successors or assigns shall be bound by any such assignment, encumbrance nor by any purported transfer thereof by operation of law. In the event of the termination of any ground lease or foreclosure of any fee or leasehold mortgage or deed of trust (or conveyance in lieu thereof) now or hereafter affecting the real property of which the Demised Premises forms a part, Tenant shall look to the new landlord for the return of said security only if said security is actually transferred to said new landlord.

CARE OF FLOOR AND WINDOW COVERINGS

     31.1. Supplementing Articles 5 and 21, Tenant shall take care of any and all floor and window coverings installed at any time in any portion of the Demised Premises, and Tenant shall make, as and when needed, all repairs in and to the said coverings and shampoo and/or clean any of said coverings as necessary to preserve them in good order, condition and appearance by persons approved by the Landlord. Upon the expiration or other termination of the Term of this Lease, Tenant shall surrender the said coverings to Landlord in as good order, condition and repair as they were upon the installation thereof, ordinary wear excepted. Supplementing Article 12, Landlord shall vacuum any carpets periodically.

MARGINAL NOTES

     32.1. The marginal notes and headings are inserted only as a matter of convenience and for reference and in no way define, limit or describe the scope or intent of this Lease nor do they in any way affect this Lease.

DEFINITIONS

     33.1. The term "office," or "offices," wherever used in this Lease, shall not be construed to mean premises used as a store or stores, for the sale, display or storage at any time, of goods, wares or merchandise of any kind, or as a shop, or for manufacturing or for any purpose contrary to Rule and Regulation No. 14. The term "Landlord" as used in this Lease means only the owner or the mortgagee in possession or grantee in possession under a deed of trust, or the owner of the Lease of the Building and/or other portions of the Business Center for the time being, so that in the event of any sale or sales of said land, the Building, the Lease, or in the event of a lease of said land and/or Building, the same Landlord shall be and hereby is entirely freed and relieved of all covenants and obligations of Landlord hereunder, and it shall be deemed and construed, without further agreement between the parties or their successors-in-interest or between the parties and the purchaser or the lessee of the Building that such successor(s)-in-interest or such purchaser or lessee has assumed and agreed to carry out any and all covenants and obligations of Landlord hereunder. The words "re-enter" and "re-entry" as used in this Lease are not restricted to their technical legal meaning.

LANDLORD'S APPROVAL

     34.1. The review, approval, inspection or examination by Landlord of any item to be reviewed, approved, inspected or examined by Landlord under the terms of this Lease or the Exhibits or any addenda or riders attached hereto shall not constitute the assumption of any responsibility by Landlord for either the accuracy or sufficiency or any such item or the quality or suitability of such item for its intended use. Any such review, approval, inspection or examination by Landlord is for the sole purpose of protecting Landlord's interests in the Building and the Business Center and under this Lease, and no third parties, including, without limitation, Tenant or any person or entity claiming through or under Tenant, or the contractors, agents, servants, employees, visitors or licensees of Tenant or any such person or entity, shall have any rights hereunder.

BROKERAGE

     35.1. Tenant represents and warrants that the broker or brokers specified in Article N of Section I was (were) the sole broker or brokers who negotiated and brought about the consummation of this Lease, and that no discussions or negotiations were had with any other broker concerning the leasing of the Demised Premises. Based on the foregoing representation and warranty, Landlord has agreed to pay any and all commission or compensation due to said broker or brokers in connection with the consummation of this Lease. Tenant agrees to indemnify and defend Landlord against and hold Landlord harmless from any claims of brokerage commissions arising out of any discussions or negotiations allegedly had by Tenant with any other broker in connection with the Building and the Demised Premises.

BINDING EFFECT

     36.1. All of the terms, conditions, provisions and agreements of this Lease shall be deemed to be covenants. The covenants contained in this Lease shall bind and inure to the benefit of Landlord and Tenant and their respective legal representatives and successors, and, except as otherwise provided in this Lease, their assigns.

MISCELLANEOUS

     37.1. This Lease is offered to Tenant for signature by Tenant and this Lease shall not be binding upon Landlord unless and until such time as Landlord shall have executed and delivered the same.

     37.2. Tenant shall not at any time prior to or during the term hereof, either directly or indirectly, use any contractors, labor or materials whose use would create any difficulty with other contractors or labor engaged by Tenant or by Landlord or by others in the construction, maintenance or operation of the Demised Premises or the Building or the Business Center.

     37.3. If a partnership or more than one legal person is at any time Tenant,
(1) each general partner and each legal person is jointly and severally liable for the keeping, observing and performing of all of the terms, covenants, conditions, provisions and agreements of this Lease to be kept, observed or performed by Tenant, and (2) the term "Tenant" as used in this Lease shall mean and include each of them jointly and severally and the act of or notice from, or notice or refund to, or the signature of, any one or more of them, with respect to this Lease, including, but not limited to, any renewal, extension, expiration, termination or modification of this Lease, shall be binding upon each and all of the persons executing this Lease as Tenant with the same force and effect as if each and all of them had so acted or so given or received such notice or refund or so signed.

     37.4. In addition to the Base Annual rent and other charges to be paid by Tenant hereunder, Tenant shall reimburse Landlord, upon demand, for any and all taxes payable by Landlord (other than net income taxes) whether or not now customary or within the contemplation of the parties thereto: (1) upon, allocable to, or measured base rent payable hereunder, including without limitation, any gross receipts tax or excise tax levied by any governmental or taxing body with respect to the receipt of such rent, or (2) upon or with respect to the Possession, leasing, operation, management, maintenance, alteration, repair, use or occupancy by Tenant of the Demised Premises or any portion thereof; or (3) upon the measured value of Tenant's personal property located in the Business property located in the Demised Premises or in any storeroom, garage or any other place in the Demised Premises or the Building or the Business Center, of the areas used in connection with the operation of the Building, it being the intention of Landlord and Tenant that, to the extent possible, such personal property taxes shall be billed to and paid directly by Tenant; or (4) upon this transaction. Taxes paid by Tenant pursuant to this Section 37.4 shall not be included in any computation pursuant to Article 28.

     37.5. This Lease shall be governed by and construed in accordance with California law.

     37.6. In the event any term, covenant, condition, provision or agreement herein contained is held to be invalid or void by any court of competent jurisdiction, the invalidity of any such term, covenant, condition, provision or agreement shall in no way affect any other term, covenant, condition, provision or agreement herein contained.

     37.7. Landlord shall not be obligated to provide or maintain any security patrol or security system. However, if Landlord elects to provide such patrol or system, the cost thereof shall be included in Operating Costs as defined in
Article 28. Landlord shall not be responsible for the quality of any such patrol or system which may be provided hereunder or for damage or injury to Tenant, its employees, invitees or others due to the failure, action or inaction of such patrol or system.

     37.8. Any basement storage space or other storage space at any time demised to Tenant hereunder shall be used exclusively for storage. Notwithstanding any other provision of this Lease to the contrary, (1) only such ventilation and heating will be furnished by Landlord as will, in Landlord's judgment, be adequate for use of said space for storage, (2) no cleaning, water or air conditioning will be furnished therefore, and (3) only such electricity will be furnished thereto, as will, in Landlord's judgment, be adequate to light said space as storage space.

     37.9. Time is of the essence with respect to the performance of each and every provision of this Lease to be performed by Tenant.

     37.10. Neither this Lease, nor any notice nor memorandum regarding the terms hereof, shall be recorded by Tenant. Any such unauthorized recording shall give Landlord the right to declare a breach of this Lease and pursue the remedies provided herein. Tenant agrees to execute and acknowledge, at the request of Landlord, a short form of this Lease in recordable form.

     37.11. If the name of Tenant or any successor or assign shall be changed during the term of this Lease, such party shall promptly notify Landlord thereof, which notice shall be accompanied by a certified copy of the document effecting such change of name.

     37.12. Tenant shall at any time and from time to time upon not less than ten (10) days' prior notice from Landlord execute, acknowledge and deliver to Landlord a statement in writing certifying to those facts for which certification has been requested by Landlord or any current or prospective purchaser, mortgagee (or beneficiary under a deed of trust) or underlying lessor, including, without limitation (a) that this Lease is unmodified and in full force and effect (or, if modified, adequately identifying such modification and certifying that this Lease, as so modified, is in full force and effect) and (b) the dates to which the Base Annual Rent, additional payments and other charges are paid and (c) whether or not there is any default by Landlord or Tenant in the performance of any term, covenant, condition, provision or agreement contained in this Lease and further whether or not there are any setoffs, defenses or counterclaims against enforcement of the obligations to be performed under this Lease and, if there are, specifying each such default, setoff, defense or counterclaim. Any such statement may be conclusively relied upon by any prospective purchaser or lessee or encumbrancer of the Demised Premises or of all or any portion of the Building or the Business Center. Tenant's failure to deliver such statement within such time shall be deemed a statement that this Lease is in full force and effect, without modification except as may be represented by Landlord, that there are no uncured defaults in Landlord's performance, and that not more than one month's Base Annual Rent has been paid in advance.

     37.13. In consideration of the benefits accruing hereunder, Tenant and all successors and assigns covenant and agree that, in the event of any actual or alleged failure, breach or default hereunder by Landlord:

     (a) The sole and exclusive remedy shall be against the Landlord's interest in the Building;

     (b) No partners of Landlord (or the general or limited partners of such partners) shall be sued or named as a party in any suit or action (except as may be necessary to secure jurisdiction of the partnership);

     (c) No service of process shall be made against any partners of Landlord (except as may be necessary to secure jurisdiction of the partnership);

     (d) No partners of Landlord shall be required to answer or otherwise plead to any service of process;

     (e) No judgment will be taken against any partners of Landlord or the general or limited partners of such partners;

     (f) Any judgment taken against any partner of Landlord may be vacated and set aside at any time nunc pro tunc;

     (g) No writ of execution will ever be levied against the assets of any partner of Landlord (or the assets of any general or limited partners of any partner of Landlord);

     (h) a deficit in the capital account of any partner or joint venturer (if the holder of Landlord's interests hereunder is a partnership or joint venture) shall not be considered an asset of such partnership or joint venture; and

     (i) These covenants and agreements are enforceable both by Landlord and also by any partner of Landlord.

     37.14. The rights of Tenant hereunder in and to the Common Areas shall at all time be subject to the rights of Landlord and other tenants of Landlord who use the same in common with Tenant, and it shall be the duty of Tenant to keep all of the Common Areas free and clear of any obstructions created or permitted by Tenant or resulting from Tenant's operation and to permit the use of any of the Common Areas only for normal parking and ingress and egress by the Invitees of Tenant to and from the Building. If, in the opinion of Landlord, unauthorized persons are using the Common Areas by reason of the presence of Tenant in the Demised Premises, Tenant, upon demand of Landlord, shall correct such situation by appropriate action or proceedings against all such unauthorized persons. Nothing herein shall affect the right of Landlord at any time to remove any such unauthorized persons from said areas or to prevent the use of any of said areas by unauthorized persons.

     37.15. If, as a result of any governmental rule or regulation, Landlord imposes a curtailment of services or equipment in the Business Center, the Demised Premises or the Building, Tenant shall comply therewith and shall be liable to Landlord for any surcharge imposed for any violation by Tenant.

     37.16. If Tenant is at any time in default in the payment of any sum of money pursuant to the terms, covenants, conditions, provisions or agreements of this Lease or pursuant to any order now or hereafter placed by Tenant with Landlord (including, without limitation, charges for any materials or services or construction work furnished to Tenant by Landlord) with respect to the Demised Premises over and above or in addition to or in lieu of the Base Annual Rent (or any installment thereof), Landlord shall have all the remedies as in the case of default by Tenant in the payment of an Installment of the Base Annual Rent.

     37.17. If Tenant signs as a corporation or a partnership, each of the persons executing this Lease on behalf of Tenant does hereby covenant and warrant that Tenant is a duly authorized and existing entity, that Tenant has and is qualified to do business in California, that Tenant has full right and authority to enter into this Lease, and that each and every person signing on behalf of Tenant is authorized to do so. Upon Landlord's request, Tenant shall provide Landlord with evidence satisfactory to Landlord confirming the foregoing covenants and warranties, which may include an opinion of counsel for Tenant, if Landlord so requires.

     37.18. If, in connection with obtaining construction, interim or permanent financing for the Building and/or the Business Center, the lender shall request reasonable modifications in this Lease as a condition to such financing. Tenant will not unreasonably withhold, delay or defer its consent thereto, provided that such modifications do not increase the obligations of Tenant hereunder or materially adversely affect the leasehold interest hereby created or Tenant's rights hereunder.

     37.19. In the event that either Landlord or Tenant fails to perform any of its obligations under this Lease or in the event a dispute arises concerning the meaning or interpretation of any provision of this Lease, the basis of the dispute shall be settled by judicial proceedings and the defaulting party or the party not prevailing in such dispute, as the case may be, shall pay any and all costs and expenses incurred by the other party in enforcing or establishing its rights hereunder, including, without limitation, court costs and attorneys' fees and expenses.

     37.20. Landlord reserves the right to cause Tenant to relocate from the Demised Premises to a comparable space ("Relocation Space") within the Building at any time upon reasonable written notice to Tenant (not in excess of sixty
(60) days). Any such relocation shall be entirely at the expense of Landlord or the third party tenant replacing Tenant in the Demised Premises. Such relocation shall not terminate or otherwise affect or modify this Lease except that from and after the date of such relocation, the "Demised Premises" shall refer to the Relocation Space into which Tenant has been moved, rather than the original Demised Premises as herein defined.

     37.21. During the Term of this Lease, Tenant and Tenant's employees shall have the use of a portion of the Common Area designated by Landlord as a recreation facility ("Recreation Facility") provided by Landlord from time to time for the general use of the tenants in the Building, and any equipment and other facilities provided by Landlord therein ("Equipment"), during such times as Landlord, in its sole discretion, shall elect to make said Recreation Facility and Equipment available for the use of tenants of the Building and their employees. The use of the Recreation Facility and the Equipment shall be subject to such Rules and Regulations as Landlord may from time to time promulgate in accordance with this Lease; provided, however, that Landlord shall in no event be obligated to make available the Recreation Facility and/or Equipment and shall have the right to discontinue the Recreation Facility and/or the use of Equipment by Tenant or its employees at anytime without prior notice to Tenant. Landlord shall not be obligated to provide any supervision of, or instruction in the use of the Recreation Facility and/or Equipment by Tenant and its employees, and on or prior to the Commencement Date and on a regular basis thereafter, Tenant shall advise each of its employees that Landlord is not providing any such supervision or instruction. Tenant and Tenant's employees, by their use of the Recreation Facility and/or Equipment, assumes all risk of damage to property and injury to persons resulting in any manner therefrom, and releases and waives any and all claims, damages, liabilities and/or causes of action Tenant may have against Landlord, its contractors, agents and employees arising in any manner out of (i) the use of the Recreation Facility and/or Equipment by Tenant or its employees or (ii) the repair and maintenance of the Recreation Facility and/or the Equipment, including any claims, damages, liabilities or causes of action directly or indirectly resulting from any negligent act or omission of Landlord, its agents, contractors or employees. Tenant shall circulate to each of its employees and shall post in a conspicuous place on the Demised Premises such notices regarding the availability and use of the Recreation Facility and Equipment, Rules and Regulations governing such use, the absence of supervision of or instruction in such use and the release and waiver of claims, liabilities or causes of action as Landlord shall from time to time provide to Tenant. Tenant shall also cause to be affixed and to remain affixed to each key to the Recreation Facility furnished by Landlord to Tenant for the use of Tenant's employees such notices as Landlord shall from time to time provide to Tenant.

     37.22. TENANT SPECIFICALLY ACKNOWLEDGES THAT THIS LEASE CONTAINS CERTAIN WAIVERS OF CERTAIN STATUTORY RIGHTS AND CERTAIN LIMITATIONS ON DAMAGES AND THAT TENANT HAS AGREED THERETO.

     Any rider, exhibit or addendum annexed hereto is made a part hereof.

     IN WITNESS WHEREOF, Landlord and Tenant have respectively executed this Lease as of the day and year first above written.

"Landlord"                              "Tenant"

METROPOLITAN LIFE INSURANCE             PDF SOLUTIONS
COMPANY, a New York corporation         a California corporation


By: /s/ EDWARD J. HAYES                 By: /s/ JOHN K. KIBARIAN
    --------------------------------        --------------------------------
Print Name: Edward J. Hayes             Print Name: John K. Kibarian
            ------------------------                ------------------------
Title: Assistant Vice President         Title: President
       -----------------------------           -----------------------------

                                        By: /s/ KIMON W. MICHAELS
                                            --------------------------------
                                        Print Name: Kimon W. Michaels
                                                    ------------------------
                                        Title: Vice President & CFO
                                               -----------------------------

                                DEMISED PREMISES

                                  [FLOOR PLAN]



                                       1
                               EXHIBIT A - Page 1

                                                                       EXHIBIT B

                     WORK LETTER AND CONSTRUCTION AGREEMENT
                                  (Allowance)

     This agreement (the "Work Letter") supplements the Lease dated as of April 1, 1996 executed concurrently herewith by METROPOLITAN LIFE INSURANCE COMPANY, a New York corporation, as Landlord, and P.D.F. SOLUTIONS, a California corporation, as Tenant (the "Lease").

     1. Design Matters.

     1.1. Landlord, through its architects and/or space planners ("Landlord's Architect"), shall prepare the Design Documents (defined below) and the Construction Drawings (defined below), as they may be modified as provided herein, in accordance with the design specified by Tenant and reasonably approved by Landlord.

     1.2. Tenant shall be responsible for the suitability for the Tenant's needs and business of the design and function of all Tenant Improvements (defined below). Tenant, at its own expense, shall devote such time and provide such instructions as may be necessary to enable Landlord to complete the matters described below and to obtain:

          (a) By March 29, 1996 Tenant's written approval of the Design Documents approved in writing by Tenant; and

          (b) By April 2, 1996 Tenant's written approval of a nonbinding preliminary estimate ("Landlord's Preliminary Estimate") provided by Landlord of the cost of the Tenant Improvements shown on the Construction Drawings.

          (c) By April 5, 1996 Tenant's written approval of the Construction Drawings approved in writing by Tenant; and

     1.3. Certain Definitions. The following definitions shall apply for purposes of this Work Letter:

          (a) "Design Documents" shall mean layout plans and specifications for the real property improvements to be constructed by Landlord in the Demised Premises which are the final product of the preliminary space planning and which include, among other things, the location of all partitions, doors, HVAC (heating, ventilating and air conditioning systems) distribution, ceiling systems, light fixtures, plumbing installations, electrical installations and outlets, telephone outlets and other installations required by Tenant, as well as wall finishes and floor coverings, in sufficient detail for Landlord to commence preparation of the Construction Drawings (defined below);

          (b) "Construction Drawings" shall mean the final architectural and engineering plans and specifications for the real property improvements to be constructed by Landlord in the Demised Premises in sufficient detail to be submitted for governmental approvals and building permits and to serve as the detailed construction drawings and specifications for the contractor, and shall include among other things, the location of all partitions, doors, HVAC (heating, ventilating and air conditioning systems) distribution, ceiling systems, light fixtures, plumbing installations, electrical installations and outlets, telephone outlets and other installations required by Tenant, as well as wall finishes and floor coverings; and

          (c) All real property improvements, to be constructed by Landlord as shown on the Construction Drawings, as they may be modified as provided herein, shall be defined as "Tenant Improvements," and the construction and installation of such Tenant Improvements is sometimes referred to herein or in the Lease as "Landlord's Work".

     2. Construction; Landlord's Contribution; Tenant Improvement Costs.

     2.1. Construction; Landlord's Contribution. Landlord shall complete the construction of the Tenant Improvements in a good and workmanlike manner, up to a maximum cost to Landlord of Twenty-Two Thousand Eight Hundred Fifty Dollars ($22,850) ("Landlord's Maximum Contribution"). Landlord shall provide Tenant with a credit to its monthly installments of rent in the amount of any portion of Landlord's Maximum Contribution that is not applied by Landlord to the construction of the Improvements or any other costs to be paid for by Landlord from Landlord's Maximum Contribution. In no event shall the aggregate of (i) the amount of such rent credit, plus (ii) the cost of the Improvements and any other costs to be paid for by Landlord from Landlord's Maximum Contribution, exceed (iii) the amount of Landlord's Maximum Contribution. If and only if required by applicable code, Landlord shall pay the cost of constructing a fire wall extension on the perimeter walls of the Premises.

         2.2. Tenant Improvement Costs. The cost of the Tenant Improvements ("Tenant Improvement Costs") to be paid by Landlord from, but not in excess of, Landlord's Maximum Contribution shall include:

         (a) The costs of Landlord's Architect and any other consultants retained by Landlord in connection with the preparation of Design Documents and Constructions Drawings, and engineering costs associated with completion of the State of California energy utilization calculations under Title 24 legislation;

         (b) All costs of obtaining from the City of San Jose and any other governmental authority building and occupancy permits, if any;

         (c) All costs of interior design and finish schedule plans and specifications including as-built drawings;

         (d) All direct and indirect costs of procuring, installing and constructing the Tenant Improvements, including, without limitation: (i) the construction fee for overhead and profit and the cost of all on-site supervisory and administrative staff, office, equipment and temporary services rendered or provided by Landlord's contractor in connection with construction of the Tenant Improvements and (ii) the cost of any services or utilities made available by Landlord and a construction supervision fee payable to Landlord of three percent (3%) of the total amount of the contract with Landlord's contractor; and

         (e) All fees payable to Landlord's architectural and engineering firm if it is required by Tenant to redesign any portion of the Tenant Improvements following Tenant's approval of the Construction Drawings.

         (f)      Installation of two 3.5 ton HVAC units.

In no event shall the Tenant Improvement Costs include (i) any costs of procuring or installing in the Demised Premises any trade fixtures, equipment, furniture, furnishings, telephone equipment or other personal property ("Personal Property") to be used in the Demised Premises by Tenant, and the cost of such Personal Property shall be paid by Tenant, or (ii) any costs or expenses of any consultants retained by Tenant with respect to design, procurement, installation or construction of improvements or installations, whether real or personal property, for the Demised Premises.

         2.3. Limitations of Landlord's Obligations. Upon Substantial Completion of the Tenant Improvements, Landlord shall have no further obligation to construct improvements or construct modifications to or changes in the Tenant Improvements or, except as provided in Paragraph 2.3 of the Addendum, to complete or repair the Tenant Improvements.

         3. Costs of Tenant Improvements in Excess of Landlord's Maximum Contribution. As soon as reasonably available after completion of the Construction Drawings, Landlord shall notify Tenant in writing of the costs, if any, of the Tenant Improvements in excess of the Landlord's Maximum Contribution (such notification shall be referred to as "Landlord's Cost Statement"). Within five (5) days after receipt of Landlord's Cost Statement, Tenant shall, in writing, give Landlord authorization to complete the Tenant Improvements in accordance with the Construction Drawing, and to the extent that there remain any costs of the Tenant Improvements in excess of the Landlord's Maximum Contribution, Tenant shall accompany said authorization with a good check made payable to the order of Landlord in the amount of the excess cost authorized by Tenant of the Tenant Improvements over Landlord's Maximum Contribution. In such authorization, Tenant may, pursuant to Section 4, request a Change Order (defined below) to the approved Construction Drawings to reduce or delete all or part of such excess costs, but any delay in completion of the Demised Premises resulting from such request for a Change Order or from the changes so made or necessitated shall be chargeable as Tenant Delay as provided in Section 5. If such written authorization and check (if applicable) are not received by Landlord, Landlord shall not be obligated to commence work on the Demised Premises and any resulting delay in the completion of the Demised Premises shall be chargeable against Tenant as Tenant Delay as provided in Section 5 of this Work Letter.

         4. Changes. If Tenant shall request any change, addition or alteration in the approved Construction Drawings, Landlord shall promptly give Tenant a written estimate of (a) the cost of engineering and design services and the construction contractor services to prepare a change order (the "Change Order") in accordance with such request, (b) the cost of work to be performed pursuant to such Change Order, and (c) the time delay expected because of such requested Change Order. Within three (3) business days following Tenant's receipt of the foregoing written estimate, Tenant shall notify Landlord in writing whether it approves such written estimate. If Tenant approves such written estimate and if such cost is in excess of Landlord's Maximum

Contribution, Tenant shall accompany such approval with a good check made payable to the order of Landlord in the amount of the estimated cost of preparing the Change Order and performing the work thereto, and the foregoing shall constitute Landlord's authorization to proceed. If such written authorization, and check if required, are not received by Landlord within such three (3) business day period, Landlord shall not be obligated to prepare the Change Order or perform any work in connection therewith. Upon completion of the work of the Change Order and submission of the final cost thereof by Landlord to Tenant, Tenant shall promptly pay to Landlord any such additional amounts in excess of Landlord's Maximum Contribution.

     5. Tenant Delay. If the completion of the Tenant Improvements in the Demised Premises is delayed (i) at the request of the Tenant, (ii) by Tenant's failure timely to comply with the provisions of this Work Letter, (iii) without limiting the generality of the immediately preceding Subsection (ii), by Tenant's failure timely to approve, pursuant to Section 1.2, Construction Drawings which are consistent with the Design Documents or by Tenant's request for change, addition or alteration in the Construction Drawings which is not consistent with the Design Documents, (iv) by all changes or alterations in the work ordered by Tenant or by extra work ordered by Tenant, or (v) because Tenant chooses to have additional work performed by Landlord, then Tenant shall be responsible for all costs and any expenses occasioned by such delay including, without limitation, any costs and expenses attributable to increases in labor or materials; and each such event shall be a "Tenant Delay" and as provided in Paragraph 2.1 of the Addendum, for purposes of establishing the commencement of Tenant's obligations under the Lease which have not commenced prior to Substantial Completion, including, without limitation, the commencement of Tenant's obligation to pay Rent, the date on which such obligations commence shall be advanced one day for each day of Tenant Delay.

     6. Defined Terms. Capitalized terms used in this Work Letter and not otherwise defined, other than terms capitalized in the ordinary course of punctuation, shall, unless otherwise specified herein, have the same meanings and definitions set forth in the Lease.

     7. Force And Effect. The terms and conditions of this Work Letter supplement the Lease and shall be construed to be a part of the Lease and shall be deemed incorporated in the Lease by this reference. Should any inconsistency arise between this Work Letter and the Lease as to the specific matters which are the subject of this Work Letter, the terms and conditions of this Work Letter shall control.

     IN WITNESS WHEREOF, the parties hereto have executed this Work Letter as of the date first set forth in the Lease.

TENANT:                                         LANDLORD:

P.D.F. SOLUTIONS,                               METROPOLITAN LIFE INSURANCE
a California corporation                        COMPANY, a New York corporation

By: /s/ JOHN K. KIBARIAN                        By: /s/ EDWARD J. HAYES
   -------------------------                       -----------------------------
    John K. Kibarian                                Edward J. Hayes
  --------------------------                       -----------------------------
  Print Name                                       Print Name
  Its: President                                   Its: Assistant Vice President
      ----------------------                           -------------------------

By: /s/ KIMON W. MICHAELS
   -------------------------
    Kimon W. Michaels
   -------------------------
   Print Name
   Its: Vice President & CFO
      ----------------------

                                   EXHIBIT C

                        CONFIRMATION OF LEASE TERM DATES


     THIS MEMORANDUM is made on May 1, 1996, between METROPOLITAN LIFE INSURANCE COMPANY, a New York corporation ("Landlord"), and P.D.F. SOLUTIONS, a California corporation ("Tenant"), who entered into a lease dated for reference as of April 1, 1996, covering certain premises located at RiverPark Towers, San Jose, California, as more particularly described in the Lease. All capitalized terms, if not defined hereto, shall be defined as they are defined in the Lease.

     1. The parties to this Memorandum hereby agree that the date of April 5, 1996 is the "Commencement Date" of the Term.

     2.  Tenant hereby confirms the following:

         (a) That it has accepted possession of the Premises pursuant to the terms of the Lease;

         (b) That Landlord has fulfilled all of its duties of an inducement nature;

         (c) That the Lease has not been modified, altered or amended, except as follows:

             N/A
          -------------------------------------------------------------------

          -------------------------------------------------------------------

          -------------------------------------------------------------------

          -------------------------------------------------------------------

         (d) That there are no offsets or credits against rentals, nor has any security deposit been paid except as provided by the Lease Terms; and

         (e) That the Lease is in full force and effect.


     3. This Memorandum, each and all of the provisions hereof, shall inure to the benefit, of bind, as the case may require, the parties hereto, and their respective heirs, successors, and assigns subject to the restrictions upon assignment and subletting contained in the Lease.


TENANT:    P.D.F. SOLUTIONS
           a California corporation


           By: /s/ JOHN K. KIBERIAN
              -----------------------------
           Print Name: John K. Kiberian
                      ---------------------
           Its:
               ----------------------------




LANDLORD:  METROPOLITAN LIFE INSURANCE COMPANY,
           a New York corporation


           By: /s/ [ILLEGIBLE]
              -----------------------------
           Print Name:
                      ---------------------
           Its:
               ----------------------------

                                   EXHIBIT D

                                       TO

                            RIVERPARK I OFFICE LEASE

                                    BETWEEN

                      METROPOLITAN LIFE INSURANCE COMPANY

                                  AS LANDLORD

                                      AND

                                 PDF SOLUTIONS

                                   AS TENANT

                            A CALIFORNIA CORPORATION

                             RULES AND REGULATIONS


     1. No sidewalks, entrance passages, courts, elevators, vestibules, stairways, corridors of halls shall be obstructed or encumbered by Tenant or used for any purpose other than ingress and egress to and from the Demised Premises or the Building, and if the Demised Premises is situated on the ground floor of the Building, Tenant shall further, at Tenant's own expense, keep the sidewalks and curb directly in front of the Demised Premises clean and free from rubbish.

     2. No awning or other projection shall be attached to the outside walls or windows of the Building without the prior written consent of Landlord. No curtains, blinds, shades, drapes or screens shall be attached to or hung in, or used in connection with any window or door of the Demised Premises without the prior written consent of Landlord. Such awnings, projections, curtains, blinds, shades, drapes, screens and other fixtures must be of a quality, type, design, color, material and general appearance approved by Landlord and shall be attached in the manner approved by Landlord. All electrical fixtures hung in offices or spaces along the perimeter of the Demised Premises must be fluorescent, of a quality, type, design, bulb color, size and general appearance approved by Landlord.

     3. No sign, advertisement, notice or other lettering shall be exhibited, inscribed, painted or affixed by Tenant on any part of the outside or inside of the Demised Premises or of the Building without the prior written consent of Landlord. In the event of the violation of the foregoing by Tenant, Landlord may remove same without the prior written consent of Tenant. In the event of the violation of the foregoing by Tenant, Landlord may remove same without any liability and may charge the expense incurred by such removal to Tenant. Interior signs on doors and directory tablet shall be inscribed, painted or affixed for Tenant by Landlord at the expense of Tenant and shall be of a quality, quantity, type, design, color, size, style, composition, material, location and general appearance acceptable to Landlord.

     4. The sashes, sash doors, skylights, windows, and doors that reflect or admit light or air into the halls, passageways or other public places in the Building shall not be covered or obstructed by Tenant, nor shall any bottles, parcels, or other articles be placed on the window sills or in the public portions of the Building.

     5. No showcases or other articles shall be put in front of or affixed to any part of the exterior of the Building, nor placed in public portions thereof without the prior written consent of Landlord.

     6. The water and wash closets and other plumbing fixtures shall not be used for any purposes other than those for which they were constructed, and no sweepings, rubbish, rags or other substances shall be thrown therein. All damages resulting from any misuse of the fixtures shall be borne by Tenant to the extent that Tenant or Tenant's agents, servants, employees, contractors, visitors or licensees shall have caused the same.

     7. Tenant shall not mark, paint, drill, into or in any way deface any part of the Demised Premises or the Building. No boring, cutting or stringing of wires shall be permitted, except with the prior written consent of Landlord, and as Landlord may direct.

     8. No animal or bird of any kind shall be brought into or kept in or about the Demised Premises of the Building.

     9. Prior to leaving the Demised Premises for the day, Tenant shall draw or lower window coverings and extinguish all lights.

     10. Tenant shall not make, or permit to be made, any unseemly or disturbing noises or disturb or interfere with occupants of the Building or neighboring buildings or premises or those having business with them. Tenant shall not throw anything out of the doors, windows or skylights or down the passageway.

     11. Neither Tenant nor any of Tenant's agents, servants, employees, contractors, visitors or licensees shall at any time bring or keep upon the Demised Premises any inflammable, combustible or explosive fluid, chemical or substance except to the extent such are needed for Tenant's equipment.

     12. No additional locks, bolts or mail slots of any kind shall be placed upon any of the doors or windows by Tenant, nor shall any change be made in existing locks or the mechanism thereof. Tenant must, upon the termination of the tenancy restore to Landlord all keys of stores, offices and toilet rooms, either furnished to, or otherwise procured by Tenant and in the event of the loss of any keys so furnished, Tenant shall pay to Landlord the cost thereof.

     13. All removals, or the carrying in or out of any safes, freight, furniture, fixtures, bulky matter or heavy equipment of any description must take place during the hours which Landlord or its agents may determine from time to time. Landlord reserves the right to prescribe the weight and position of all safes, which must be placed upon two-inch thick plank strips to distribute the weight. The moving of safes, freight, furniture, fixtures, bulky matter or heavy equipment of any kind must be made upon previous notice to the Superintendent of the Building and in a manner and at times prescribed by him, and the persons employed by Tenant for such work are subject to Landlord's prior approval. Landlord reserves the right to inspect all safes, freight or other bulky articles to be brought into the Building and to exclude from the Building all safes, freight or other bulky articles which violate any of these Rules and Regulations or the lease of which these Rules and Regulations are a part.

     14. Tenant shall not occupy or permit any portion of the Demised Premises to be occupied as an office that is not generally consistent with the character and nature of all other tenancies in the Building, or is (a) for an employment agency, a public stenographer or typist, a labor union office, a physician's or dentist's office, a dance or music studio, a school, a beauty salon or barber shop, the business for of photographic or multilith or multigraph reproductions or offset printing (not precluding using any part of the Demised Premises for photographic multilith or multigraph reproductions solely in connection with Tenant's own business and/or activities), a restaurant or bar, an establishment for the sale of confectionery or soda or beverages or sandwiches or ice cream or baked goods, an establishment for the preparation or dispensing or consumption of food or beverages (of any kind) in any manner whatsoever, or as a news or cigar stand, or as a radio or television or recording studio, theater or exhibition hall, for manufacturing, for the storage of merchandise or for the sale of merchandise, goods or property of any kind at auction, or for lodging, sleeping or for any immoral purpose, or for any business which would tend to generate a large amount of foot traffic in or about the Building or the land upon which it is located, or any of the areas used in the operation of the Building, including, but not limited to, any use (i) for a banking, trust company, depository, guarantee, or safe deposit business, other than administrative or executive offices and in no event "retail" activities, i.e., activities which would tend to materially increase the number of visitors to the Demised Premises (ii) as a savings bank, or as savings and loan association, or as a loan company, other than administrative or executive offices and in no event "retail" activities, i.e., activities which would tend to materially increase the number of visitors to the Demised Premises (iii) for the sale of travelers checks, money orders, drafts, foreign exchange or letters of credit or for the receipt of money for transmission, provided that occasional sales or receipts incidental to the uses permitted by (i) and (ii) above shall be permitted (iv) a government office or foreign embassy or consulate, or (v) tourist or travel bureau, or (b) a use which conflicts with any so-called "exclusive" then in favor of, or is for any use the same as that stated in any percentage lease to another tenant of the Building or the Business Center, or
(c) a use which would be prohibited by any other portion of this Lease (including, but not limited to, any Rules and Regulations then in effect) or in violation of law. Tenant shall not engage or pay any employees on the Demised Premises, except those actually working for Tenant on the Demised Premises nor shall Tenant advertise for laborers giving an address at the Demised Premises.

     15. Tenant shall not purchase spring water, towels, janitorial or maintenance or other like service from any company or persons not approved by Landlord. Landlord shall approve a sufficient number of sources of such services to provide Tenant with reasonable selection, but only in such instances and to such extent as Landlord in its judgement shall consider consistent with security and proper operation of the Building.

     16. Landlord shall have the right to prohibit any advertising or business conducted by Tenant referring to the Building or the Business Center which, in Landlord's opinion, tends to impair the reputation of the Building or its desirability as a first class building for offices, or the Business Center, and upon notice from Landlord, Tenant shall refrain from or discontinue such advertising.

     17. Landlord reserves the right to exclude from the Building between the hours of 6:00 p.m. and 8:00 a.m. all days, and at all hours on Saturdays, Sundays and legal holidays, all persons who do not present a pass to the Building issued by Landlord. Landlord may furnish passes to Tenant so that Tenant may validate and issue same. Tenant shall safeguard said passes and shall be responsible for all acts of persons in or about the Building who possess a pass issued to Tenant.

     18. Tenant's contractors shall, while in the Building or elsewhere in the Business Center be subject to and under the control and direction of the Manager of the Building (but not as agent or servant of said Manager or of Landlord).

     19. If the Demised Premises is or becomes infested with vermin as a result of the use of any misuse or neglect of the Demised Premises by Tenant, its agents, servants, employees, contractors, visitors or licensees, Tenant shall forthwith at Tenant's expense cause the same to be exterminated from time to time to the satisfaction of Landlord and shall employee such licensed exterminators as shall be approved in writing in advance by Landlord.

     20. The requirements of Tenant will be attended to only upon application at the office of the Building. Building personnel shall not perform any work or do anything outside of their regular duties, unless under special instructions from the office of the Landlord.

     21. Canvassing, soliciting and peddling in the Building or in the Business Center are prohibited and Tenant shall cooperate to present the same.

     22. No water cooler, air conditioning unit or system or other apparatus shall be installed or used by Tenant without the written consent of Landlord.

     23. There shall not be used in any space, or in the public halls, plaza areas or lobbies or the Building, or elsewhere in the Business Center, either by Tenant or by jobbers or others, in the delivery or receipt of merchandise, any hand trucks or dollars, except those equipped with rubber tires and side guards.

     24. Tenant. Tenant's agents, servants, employees, contractors, licensees or visitors shall not park any vehicles in any driveways, service entrances, or areas posted "No Parking."

     25. Tenant shall install and maintain, at Tenant's sole cost and expense, an adequate visibly marked (at all times properly operational) fire extinguisher next to any duplicating or photocopying machine or similar hear producing equipment, which may or may not contain combustible material, in the Demised Premises.

     26. Tenant shall keep its window coverings closed during any period of the day when the sun is shining directly on the windows on the Demised Premises.

     27. Tenant shall not use the name of the Building for any purpose other than as the address of the business to be conducted by Tenant in the Demised Premises, nor shall Tenant use any picture of the Building in its advertising, stationery or in any other manner without the prior written permission of Landlord. Landlord expressly reserves the right at any time to change said name without in any manner being liable to Tenant therefor.

     28. Tenant shall not store any motor vehicle within the parking garage. Tenant's parking rights are limited to the use of parking spaces for short term parking of up to twenty-four (24) hours, of motor vehicle utilized in the normal and regular daily travel to and from the Building. Tenants who wish to park a motor vehicle for longer than a 24-hour period shall notify the Property Manager for the Building and consent to such long term parking will be granted for periods up to two weeks. Any motor vehicles parked without the prior written consent of the Property Manager for the Building for longer than a 24-hour period shall be deemed stored in violation of this rule and regulation and shall be towed away and stored at the owner's expense or disposed of as provided by law.

     29. Smoking is prohibited in the Building.

     30. Tenant and Tenant's employees shall have the right to use any recreation facility or athletic club provided by Landlord for the general use of the tenant in the Building provided that Tenant and Tenant's employees will execute any documents required by Landlord from time to time which releases Landlord from all liabilities arising from the use of such facilities by Tenant or Tenant's employees except to the extent that such liability arises from Landlord's gross negligence or intentional wrongdoing. An example of such a document is attached hereto as Exhibit 1. Said recreation facility or athletic club shall be available to tenants during such time as Landlord, in its sole discretion, shall elect.

               ADDENDUM TO RIVER PARK OFFICE TOWERS GENERAL LEASE
                  between METROPOLITAN LIFE INSURANCE COMPANY,
                    a New York corporation, as Landlord, and
                               P.D.F. SOLUTIONS,
                      a California corporation, as Tenant



     Paragraph 1. Part of Lease; Defined Terms; Conflict. This Addendum (the "Addendum") forms a part of that certain lease referenced above and entered into concurrently herewith (the "Lease") and is being entered into as an additional consideration for this Lease. Capitalized terms used in this Addendum and not otherwise defined, other than terms capitalized in the ordinary course of punctuation, shall, unless otherwise specified herein, have the same meanings and definitions set forth in the Lease. In the event of any conflict or inconsistency between the terms, covenants and conditions of this Addendum and any other terms, convenants and conditions of the Lease as to the specific matters which are the subject of this Addendum, the terms, covenants and conditions of this Addendum shall control.

     Paragraph 2. Term/Construction of Demised Premises. Section 1.4 and Articles 20 and 23 of the Lease are hereby deleted and the following provisions are hereby added:

     2.1 Term. The Demised Premises are hereby leased for a term (the "Term") to commence upon the date (the "Commencement Date") of Substantial Completion (as defined below) of the Demised Premises and to end upon the Expiration Date (as defined in Article G of Section I), provided, however; that notwithstanding any provision of the foregoing to the contrary, the Commencement Date shall (i) be advanced to before the date of Substantial Completion by one day for each day of Tenant Delay as defined in the Work Letter and Construction Agreement between Landlord and Tenant dated of even date herewith, a form of which is set forth as Exhibit B hereto (the "Work Letter") for purposes of establishing the Commencement Date and commencement of Tenant's obligations under the Lease which have not previously commenced, including without limitation its obligation to pay Rent and (ii) occur no later than upon Tenant's commencement of business operations in any part of the Demised Premises. Landlord and Tenant estimate that Substantial Completion will occur on March 1, 1996. Should the Commencement Date be a date other than the Projected Commencement Date, Landlord and Tenant shall promptly execute a Confirmation of Lease Term in the form set forth as Exhibit C hereto, but the failure of either or both to do so shall not affect the establishment of the Commencement Date.

     2.2  Construction of Demised Premises; Substantial Completion

          2.2.1 Landlord shall perform the work and make the installations in the Demised Premises substantially as set forth in the Work Letter (the "Landlord's Work"). Landlord's Work shall be performed by Landlord's general contractor. Other than Landlord's Work as described in the Work Letter, Landlord has no obligation to improve, alter, repair or remodel the Demised Premises. All such installations shall immediately become and remain the property of Landlord.

          2.2.2 "Substantial Completion" shall mean, and the Demised Premises shall be deemed "Substantially Complete", when the governmental entity responsible for issuing certificates of occupancy or equivalent occupancy approvals has issued the same or has provided Landlord with all documents or occupancy approvals (written or oral) which are customarily given prior to the actual delivery of a certificate of occupancy, whichever first occurs. Substantial Completion shall be deemed to have occurred notwithstanding a requirement to complete "punchlist" or similar minor corrective work.


          2.2.3 If Landlord shall be unable to give possession of the Demised Premises on the Projected Commencement Date by reason of the fact that the Demised Premises is not Substantially Complete, or for any other reason, and such delay resulting therefrom shall be deemed excused and Landlord shall not be subject to any liability for the failure to give possession on said date. Under such circumstances, unless such delay results from Tenant Delay (as defined in the Work Letter) or is otherwise caused by activities of Tenant, its agents, its representatives or its contractors at the Business Center, neither the Term nor Tenant's obligation to pay Monthly Installments (as defined below) shall commence until possession of the Demised Premises is given or the Demised Premises is available for occupancy by Tenant, as fixed in a notice given by Landlord to Tenant. No such failure to give possession on the Projected Commencement Date shall in any way affect or impair the validity of this Lease or the obligations of Tenant hereunder, nor shall the same be construed in any way to extend the Expiration Date.

     2.3 Acceptance by Tenant. Neither Landlord nor Landlord's representatives have made any representations or promises with respect to the Business Center, Building or the Demised Premises except as herein expressly set forth. Tenant acknowledges and agrees: (a) that Tenant has been afforded ample opportunity to inspect the Demised Premises and the Building, and has investigated their condition to the extent Tenant desires to do so, including their environmental condition, and (b) that Landlord has no obligation to remodel or to make any repairs, alterations or improvements to the Demised Premises or the Building or to remediate any condition therein, except as expressly provided in the Lease. The taking of possession of the Demised Premises by Tenant shall be conclusive evidence, as against Tenant, that Tenant accepts the same in its then "AS IS" condition and that the Demised Premises, the Building and the Business Center were in good and satisfactory condition at the time such possession was so taken subject to: (i) completion of items listed on a written punchlist mutually agreed upon by Landlord and Tenant, and (ii) latent defects in any portion of Landlord's Work reported to Landlord in writing within sixty (60) days after the Commencement Date. As Tenant's sole right and remedy, and as Landlord's sole obligation, with respect to such punchlist items and latent defects, Landlord shall, with reasonable diligence, cause such items to be completed or corrected at its own expense; Landlord shall have no responsibility, liability, duty to indemnify, defend or hold Tenant harmless from any damages, losses, claims, liabilities, awards or actions related, directly or indirectly, to such items. For purposes of this Paragraph 2.3 latent defects shall not include any defects which were readily apparent at the time the punchlist was delivered to Landlord. Notwithstanding the foregoing, Landlord's obligation with respect to latent defects shall not apply to equipment, materials or items specified by Tenant, but Landlord shall assign to Tenant Landlord's interest in any warranty from a subcontractor regarding such equipment or material after Tenant's written request for same. Landlord makes no representation or warranty regarding the Building security, and Landlord reserves the right to change the security system at any time and from time to time at Landlord's sole discretion.

     PARAGRAPH 3. PARKING. Supplementing Section 1.3 of the Lease, during the Term Tenant shall be entitled to rent parking spaces for a maximum of seven (7) passenger cars in those portions of the garage designated by Landlord from time to time for parking on an unassigned basis. Such rental shall be on a month to month basis at the prevailing rates, as such rates may change from time to time. Such parking may be provided through self parking, assisted parking, valet service or some combination thereof in Landlord's sole and absolute discretion. The "prevailing rates" are base rates then being charged by Landlord to other tenants for similar parking rights without consideration of any discounts. Landlord's current prevailing rate for unassigned parking is Seventy-Five Dollars ($75) per space per month, and Landlord's current prevailing rate for reserved parking ranges from One Hundred Twenty Dollars ($120) to One Hundred Thirty Dollars ($130) per space per month.

     PARAGRAPH 4. TENANT'S INSURANCE. Notwithstanding anything in Article XIV of the Lease to the contrary, the Comprehensive General Liability insurance carried by Tenant shall have a limit of liability of not less than Three Million Dollars ($3,000,000).

     PARAGRAPH 5. INTENTIONALLY OMITTED.

     PARAGRAPH 6. SIGNAGE. Tenant shall be entitled to place its name in the Building directory, in Building standard form and subject to Landlord's approval, in the main lobby of the Building at Landlord's sole cost and expense.

     PARAGRAPH 7. INTENTIONALLY OMITTED.

     PARAGRAPH 8. PROHIBITION OF HAZARDOUS MATERIALS. Section 2.1 of the Lease is hereby amended by adding after the first sentence and before the second sentence thereof the following provision:

     "Tenant shall not use, generate, handle, manufacture, produce, store, release, discharge or dispose of, on, under, in or about the Business Center or Demised Premises, or transport to or from the Business Center or Demised Premises any hazardous materials, or allow any person claiming through or under Tenant or the employees, suppliers, shippers, customers or invitees of Tenant to do any of the foregoing, except for the ordinary use and incidental storage of small and insignificant amounts of substances packaged in containers for consumer or business office use and for regular and ordinary use in common business office machines, provided the same do not constitute, give rise to, or create any substantial risk of any occurrence, condition or event as a consequence of which pursuant to any environmental law: (i) Tenant, Landlord, or any owner, occupant or person having any interest in the Demised Premises or the Business Center shall be liable, or (ii) the Premises or the Business Center shall be subject to any legal restriction on use, ownership or transferability."

     PARAGRAPH 9. LIMITATION OF WAIVER AND INDEMNITY. Article 9 of the Lease is hereby amended by adding the following as Section 9.4 of the Lease:

     "Any waiver of claims against Landlord and/or indemnification of Landlord pursuant to the terms of this Lease, including, without limitation, the terms of this Article 9, shall in no event be deemed to apply to Landlord's fraud, willful injury to the person or property of another or violation of any law, whether willful or negligent, to the extent such waiver or indemnity would violate California Civil Code Section 1668."

     Paragraph 10. Americans With Disabilities Act & Waste Management Requirements. Section 6.1 of the Lease is hereby amended by adding at the end thereof the following:

     "Without limiting the generality of the foregoing, Tenant shall, at Tenant's sole cost and expense, take all proper and necessary action to cause the Demised Premises to be maintained, used and occupied in compliance with the Americans With Disabilities Act of 1990, as amended from time to time. Without limiting the generality of the foregoing, Tenant further covenants and agrees to comply, at Tenant's sole cost and expense, with all laws, rules, regulations and guidelines now or hereafter made applicable to the Demised Premises by government or other public authorities respecting the disposal of waste, trash, garbage and other matter (liquid or solid), generated by Tenant, its employees, agents, contractors, invitees, licensees, guests and visitors, the disposal of which is not otherwise the express obligation of Landlord under this Lease, including, but not limited to, laws, rules, regulations and guidelines respecting recycling and other forms of reclamation (all of which are herein collectively referred to as "Waste Management Requirements"). Tenant covenants and agrees to comply, at Tenant's sole cost and expense, with all rules and regulations established by Landlord to enable Landlord from time to time to comply with Waste Management Requirements applicable to Landlord
     (i) as owner of the Demised Premises or Building and (ii) in performing Landlord's obligations under this Lease, if any."

     Paragraph 11. Late Charge on Late Payments. Tenant acknowledges that the late payment of rent or any other sum due from Tenant will cause Landlord to incur costs not contemplated by this Lease, the exact amount of such costs being extremely difficult and impractical to fix. Such costs include, without limitation, "processing and accounting charges, late charges that may be imposed on Landlord by the terms of any encumbrance, or by the terms of any notes secured by any encumbrance, covering the Demised Premises and the cost of money used by Landlord in place of such rent or other sum. Therefore, if any installment of rent or other sum due from Tenant is not received by Landlord within four (4) days after the date on which the same is due, Tenant shall pay to Landlord, as additional rent, without necessity or prior notice or demand, an additional sum of five percent (5%) of said installment of rent or other amount as a late charge. Such late charge shall be considered and be due, on the fifth
(5th) day after the due date of the amount to which it applies. The parties agree that this late charge represents a fair and reasonable estimate of the costs that Landlord will incur by reason of late payment by Tenant. Acceptance of any late charges shall not constitute a waiver of Tenant's default with respect to the overdue amount, or prevent Landlord from exercising any of the rights and remedies available to Landlord under this Lease or under law or equity.

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Addendum as of the date of the Lease.

TENANT:                         LANDLORD:

P.D.F. SOLUTIONS,               METROPOLITAN LIFE INSURANCE
a California corporation        COMPANY, a New York corporation

By: /s/ JOHN K. KIBARIAN        By: /s/ EDWARD J. HAYES
    -------------------------       ---------------------------
Print Name: John K. Kibarian    Print Name: Edward J. Hayes
           ------------------              --------------------
Its: President                  Its: Assistant Vice President
    -------------------------       ---------------------------

By: /s/ KIMON W. MICHAELS
    -------------------------
Print Name: Kimon W. Michaels
           ------------------
Its: Vice President & CFO
     ------------------------

                           AMENDMENT TO OFFICE LEASE

     This Amendment to Office Lease ("Amendment") is entered into, and dated for reference purposes, as of February 10, 1997 by and between METROPOLITAN LIFE INSURANCE COMPANY, a New York corporation (herein referred to as "Landlord"), as Landlord, and P.D.F. SOLUTIONS, a California corporation, as Tenant (herein referred to as "Tenant"), with reference to the following facts:

                                    RECITALS

     A. Landlord and Tenant entered into that certain written lease (the "Lease"), including without limitation the Addendum thereto, dated for reference purposes as of April 1, 1996 for certain premises (the "Existing Premises") known as Suite 625 on the sixth floor of that building whose present street address is 333 West San Carlos Street in the City of San Jose, State of California in the project known as RiverPark, or referred to sometimes as the Business Center, all as more particularly described in the Lease.

     B. Landlord and Tenant now desire to expand the size of the Demised Premises, provide for construction of certain alterations in connection therewith and modify and amend the Lease in certain other respects, all as more particularly provided herein.

     NOW, THEREFORE, in consideration of the foregoing, and of the mutual covenants set forth herein and of other good and valuable consideration, the receipt and adequacy of which we hereby acknowledged, the parties hereto agree as follows:

     Section 1. Defined Terms. All capitalized terms not otherwise defined herein have the meanings set forth in the Lease unless the context clearly requires otherwise.

     Section 2. Confirmation of Term. Landlord and Tenant acknowledge and agree that notwithstanding any provision of the Lease to the contrary, the Commencement Date of the Term of this Lease was April 15, 1996 and the Expiration Date of the current Term of this Lease is April 14, 1999.

     Section 3. Expansion Space A. Landlord hereby leases to Tenant and Tenant hereby hires from Landlord Expansion Space A (defined below) upon and subject to all of the terms, covenants and conditions of the Lease except as expressly provided herein. "Expansion Space A" is located on the sixth floor of the Building as shown hatched on Exhibit A to this Amendment. Landlord and Tenant hereby agree that (a) Expansion Space A is conclusively presumed to be 1,772 square feet of Rentable Area, and (b) Landlord shall deliver possession of Expansion Space A to Tenant promptly after execution of this Amendment and, upon such delivery, Expansion Space A is made a part of the Demised Premises and the Demised Premises shall conclusively be presumed to be 4,702 square feet of Rentable Area and all references to the Demised Premises shall thereafter mean the Existing Premises plus Expansion Space A, provided however, Base Annual Rent and Tenant's Share of increases over Base Taxes and Operating Costs Amount shall be due with respect to Expansion Space A starting on the Expansion Space
A Commencement Date, which is the later of (i) the date of delivery of possession to Tenant or (ii) February 15, 1997.

     Section 4. Condition of Existing Premises & Expansion Space A. Notwithstanding any provision of the Lease to the contrary, neither Landlord nor Landlord's agents have made any representations or promises with respect to Expansion Space A, the Existing Premises, the Building or the Business Center except as herein expressly set forth. Tenant hereby acknowledges and agrees that (a) it has been in occupancy of the Existing Premises and has inspected Expansion Space A, and (b) Expansion Space A is hereby leased and accepted as being in satisfactory condition and in the condition in which Landlord is obligated to deliver it without any obligation of Landlord to repaint, recarpet, remodel, improve or alter it or to provide Tenant any allowance therefor, except as provided in the immediately following Section.

     Section 5. Remodeling; Allowance. Landlord and Tenant acknowledge and agree that notwithstanding any provisions of the Lease to the contrary: (a) Tenant may desire to do certain repainting, recarpeting, remodeling, improvement or alteration of Expansion Space A and/or the Demised Premises, in connection with the addition of Expansion Space A to the Demised Premises; (b) that any such work may be done by Tenant as Alterations within the meaning of
Article 4 of the Lease and pursuant to provisions of the Lease applicable to Alterations, provided, however, so long as the aggregate cost of the Alterations is less than Landlord's Maximum Contribution (defined below) Tenant shall not be required to obtain a completion and lien indemnity bond for such work; (c) such work shall be at Tenant's sole cost and expense except to the extent of "Landlord's Maximum Contribution" which is an amount up to a maximum of Six Thousand Dollars ($6,000.00) to reimburse Tenant for the actual costs of design and construction of such Alterations, which shall be payable within 30 days after the later of final completion of the Alterations and Landlord's receipt of full, final, unconditional lien releases, and reasonable substantiation of costs incurred by Tenant, with respect to the Alterations; and (d) Tenant shall pay Landlord (which amount Landlord may deduct and retain from such Landlord's Maximum

Contribution) a fee for monitoring such construction and work by Tenant equal to the out of pocket construction monitoring fee payable by Landlord to the company serving as Building manager.

     Section 6. Delay in Delivery of Possession. If landlord shall be unable to give possession of Expansion Space A by February 15, 1997 by reason of the following: (i) the holding over or retention of possession of any tenant, tenants or occupants, or (ii) for any other reason, then Landlord shall not be subject to any liability for the failure to give possession on said date. Under such circumstances rent with respect to Expansion Space A shall not commence until it is made available to Tenant by Landlord, and no such failure to give possession shall affect the validity of this Amendment, the Lease or the obligations of the Tenant under either. If Landlord does not deliver possession of Expansion Space A until later than February 15, 1997, then within thirty (30) days after such delivery, Landlord and Tenant shall enter into an agreement (which is attached hereto as Exhibit B) confirming such date. If Tenant fails to enter into such agreement, then the commencement date of Tenant's obligations with respect to Expansion Space A shall be the date designated by Landlord in such agreement.

     Section 7. Base Annual Rent for Remaining Term Commencing Upon Expansion Space A Commencement Date. Notwithstanding any provision of the Lease to the contrary, the amount of Monthly Installments of Base Annual Rent due and payable by Tenant for the entire Demised Premises, including Expansion Space A, accruing on and after the Expansion Space A Commencement Date ("E.S.A.C.D."), is as follows:

          Period from/to                          Monthly
          --------------                          -------
       E.S.A.C.D. - 04/14/97                    $ 9,523.30
       04/15/97 - 10/14/97                      $ 9,700.50
       10/15/97 - 04/14/98                      $ 9,993.50
       04/15/98 - 04/15/99                      $10,170.70

Provided that Tenant is not in default under the Lease, Landlord shall give Tenant a credit of Three Thousand Eight Hundred and Nine Dollars and Eighty Cents ($3,809.80) against the Base Annual Rent otherwise payable by Tenant for the first month after the Expansion Space A Commencement Date.

     Section 8. Base Year; Tenant's Share of Taxes and Operating Costs. Notwithstanding any provision of the Lease to the contrary, for purposes of calculating Tenant's Share of Taxes and Operating Costs in excess of the Base Taxes and Operating Costs Amount accruing on and after the delivery of Expansion Space A for the entire Demised Premises, including Expansion Space A, Tenant's Share as used in Article L of Section 1 - Lease Terms is increased to a total of 1.6136% and it is conclusively agreed for purposes of the Lease that the Rentable Area of the Demised Premises is 4,702 square feet, the Usable Area of the Demised Premises is 4,124 square feet, the Rentable Area of the Building is 291,403 square feet, and such amounts have been calculated based upon an agreed and negotiated load factor of fourteen percent (14%) (that is, the Rentable Area of the Demised Premises has been calculated as 1.14 times the Usable Area of the Demised Premises) and such negotiated load factor shall not be binding as to calculation of rentable area of any space which may subsequently be added to the Demised Premises.

     Section 9. Parking. Notwithstanding any provision of the Lease to the contrary, for the period from and after delivery of Expansion Space A, the maximum number of parking spaces to which Tenant is entitled is eleven (11) unassigned spaces for the Demised Premises, including Expansion Space A, and Tenant shall pay Landlord for such spaces at the prevailing rate from and after the Expansion Space A Commencement Date.

     Section 10. Time of Essence. Without limiting the generality of any other provision of the Lease, time is of the essence to each and every term and condition of this Amendment.

     Section 11. Brokers. Notwithstanding any other provision of the Lease to the contrary, Landlord and Tenant each warrants that it has had no dealings with any real estate broker or agent in connection with this Amendment except for the broker listed below, and it knows of no other real estate broker or agent who is entitled to a commission in connection with this Amendment. Landlord agrees to pay any commission to which the broker listed below is entitled in connection with this Amendment pursuant to Landlord's written agreement with such broker. Tenant agrees to indemnify and defend Landlord and hold Landlord harmless from any claims for brokerage commissions arising out of any discussion allegedly had by Tenant with any broker not listed below. The referenced broker is CB Commercial Real Estate Group, Inc.

     Section 12. Attorney's Fees. Each party to this Amendment shall bear its own attorneys' fees and costs incurred in connection with the discussions preceding, negotiations for and documentation of this Amendment. In the event that either Landlord or Tenant fails to perform any of its obligations under this Amendment or in the event a dispute arises concerning the meaning or interpretation of any provision of this Amendment, the basis of the dispute shall be settled by judicial proceedings and the defaulting party or the party not prevailing in such dispute, as the case may be, shall pay all costs and expenses incurred by the other party in enforcing or establishing its rights hereunder, including without limitation, court costs and all fees, costs and expenses for legal representation, including, without limitation, expert witness fees.

     Section 13. Entire Agreement; Amendment. The Lease, as amended by this Amendment constitutes the full and complete agreement and understanding between the parties hereto and shall supersede all prior communications, representations, understandings or agreements, if any, whether oral or written, concerning the subject matter contained in the Lease as so amended, and no provision of the Lease as so amended may be modified, amended, waived or discharged, in whole or in part, except by a written instrument executed by all of the parties hereto.

     Section 14. Effect of Headings. The titles or headings of the various Sections hereof are intended solely for convenience and are not intended and shall not be deemed to or in any way be used to modify, explain or place any construction upon any of the provisions of this Amendment.

     Section 15. Authority. Each person executing this Amendment represents and warrants that he or she is duly authorized and empowered to execute it, and does so as the act of and on behalf of the party indicated below.

     Section 16. Force and Effect. Except as modified by this Amendment, the terms and provisions of the Lease are hereby ratified and confirmed and shall remain in full force and effect. Should any inconsistency arise between this Amendment and the Lease as to the specific matters which are the subject of this Amendment, the terms and conditions of this Amendment shall control. This Amendment shall be construed to be a part of the Lease and shall be deemed incorporated in the Lease by this reference.

     Section 17. Counterparts. This Amendment may be executed in duplicates or counterparts, or both, and such duplicates or counterparts together shall constitute but one original of the Amendment. Each duplicate and counterpart shall be equally admissible in evidence, and each original shall fully bind each party who has executed it.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first set forth above.

     TENANT:        P.D.F. SOLUTIONS,
                    a California corporation

                    By: /s/ JOHN KIBARIAN
                       ---------------------------------
                    Print Name: John Kibarian
                               -------------------------
                    Its: President
                        --------------------------------
                         (Print Title)


     LANDLORD:      METROPOLITAN LIFE INSURANCE COMPANY,
                    a New York corporation

                    By: /s/ EDWARD J. HAYES
                       ---------------------------------
                    Print Name:  Edward J. Hayes
                               -------------------------
                    Its: Assistant Vice President
                        --------------------------------
                         (Print Title)

                                   EXHIBIT A

                               EXPANSION SPACE A

                                  [FLOOR PLAN]




                               EXHIBIT A - Page 1

                                   EXHIBIT B

                          COMMENCEMENT DATE AGREEMENT


METROPOLITAN LIFE INSURANCE COMPANY, a New York corporation ("Landlord"), and P.D.F. SOLUTIONS, a California corporation ("Tenant"), have entered into a certain Amendment to Office Lease, which Amendment is dated as of February 10, 1997 (the "Amendment", and the lease, as amended, is referred to as the "Lease").

WHEREAS, Landlord and Tenant wish to confirm and memorialize the Expansion Space A Commencement Date as provided for in Section 6 of the Amendment;

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants contained herein and in the Amendment, Landlord and Tenant agree as follows:

     1. Unless otherwise defined herein, all capitalized terms shall have the same meaning ascribed to them in the Amendment and the Lease.

     2. The Expansion Space A Commencement Date (as defined in the Amendment) is _______________________.

     3.   (intentionally omitted)

     4.   Tenant hereby confirms the following:

          (a) that it has accepted possession of Expansion Space A pursuant to the terms of the Amendment;

          (b)  (intentionally omitted); and

          (c)  that the Lease is in full force and effect.

     5. Except as expressly modified hereby, all terms and provisions of the Lease are hereby ratified and confirmed and shall remain in full force and effect and binding on the parties hereto.

     6. The Lease and this Expansion Space A Commencement Date Agreement contain all of the terms, covenants, conditions and agreements between the Landlord and the Tenant relating to the subject matter herein. No prior other agreements or understandings pertaining to such matters are valid or of any force and effect.

     TENANT:   P.D.F. SOLUTIONS,
               a California corporation


               By: /s/ John Kiborian
                  -----------------------------

               Print Name: John Kiborian
                          ---------------------

               Its: President
                   ----------------------------
                    (Print Title)

     LANDLORD: METROPOLITAN LIFE INSURANCE COMPANY, a New York corporation


               By:
                  -----------------------------

               Print Name:
                          ---------------------

               Its:
                   ----------------------------
                    (Print Title)



                               EXHIBIT B - Page 1

                                   EXHIBIT C

                          COMMENCEMENT DATE AGREEMENT


METROPOLITAN LIFE INSURANCE COMPANY, a New York corporation ("Landlord"), and P.D.F. SOLUTIONS, a California corporation ("Tenant"), have entered into a certain Amendment to Office Lease, which Amendment is dated February 10, 1997 (the "Amendment", and, as amended, the "Lease").

WHEREAS, Landlord and Tenant wish to confirm and memorialize the Expansion Space A Commencement Date as provide for in Section 4 of the Amendment;

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants contained herein and the Amendment, Landlord and Tenant agree as follows:

     1. Unless otherwise defined herein, all capitalized terms shall have the same meaning ascribed to them in the Amendment and the Lease.

     2. The Expansion Space A Commencement Date (as defined in the Amendment) is March 24, 1997.

     3.   (intentionally omitted)

     4.   Tenant hereby confirms the following:

          (a) that it has accepted possession of Expansion Space A pursuant to the terms of the Amendment;

          (b)  that the Landlord Work is Substantially Complete; and

          (c)  that the Lease is in full force and effect.

     5. Except as expressly modified hereby, all terms and provisions of the Lease are hereby ratified and confirmed and shall remain in full force and effect and binding on the parties hereto.

     6. The Lease and this Expansion Space A Commencement Date Agreement contain all of the terms, covenants, conditions and agreements between the Landlord and the Tenant relating to the subject matter herein. No prior other agreements or understandings pertaining to such matters are valid or of any force and effect.

     TENANT:   P.D.F. SOLUTIONS
               a California corporation


               By: /s/ John K. Kiborian
                  -----------------------------

               Print Name: John K. Kiborian
                          ---------------------

               Its: President
                   ----------------------------
                    (Print Title)

     LANDLORD: METROPOLITAN LIFE INSURANCE COMPANY, a New York corporation

               By: /s/ Edward J. Hares
                  -----------------------------

               Print Name: Edward J. Hares
                          ---------------------

               Its: Assistant Vice President
                   ----------------------------
                    (Print Title)



                               EXHIBIT C - Page 1

                        SECOND AMENDMENT TO OFFICE LEASE

      This Second Amendment to Office Lease ("Amendment") is entered into, and dated for reference purposes, as of July 11, 1997 by and between METROPOLITAN LIFE INSURANCE COMPANY, a New York corporation (herein referred to as "Metropolitan" or "Landlord"), as Landlord, and P.D.F. SOLUTIONS, a California corporation (herein referred to as "Tenant"), with reference to the following facts:

                                    RECITALS

      A. Landlord and Tenant entered into that certain written lease (the "Lease"), including without limitation the Addendum thereto, dated for reference purposes as of April 1, 1996 for certain premises (the "Demised Premises") known as Suite 625 on the sixth floor of that building whose present street address is 333 West San Carlos Street in the City of San Jose, State of California in the project known as RiverPark, or referred to sometimes as the Business Center, all as more particularly described in the Lease.

      B. Landlord and Tenant entered into that certain written amendment (the "First Amendment"), dated for reference purposes as of February 10, 1997, which added 1,772 square feet of Rentable Area on the sixth floor of the Building, and thereby increased the size of the Demised Premises to 4,702 square feet of Rentable Area as it exists upon execution of this Amendment (the "Existing Premises").

      C. Landlord and Tenant desire to provide for (i) the lease to Tenant of Expansion Space A (defined below) for the extended term specified herein;
(ii) Tenant's vacation and surrender of the Existing Premises upon substantial completion of Expansion Space A; and (iii) other amendments of the Lease; all subject to all of the conditions, terms, covenants and agreements provided in this Amendment.

      NOW, THEREFORE, in consideration of the foregoing, and of the mutual covenants set forth herein and of other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

      Section 1. Defined Terms. All capitalized terms not otherwise defined herein have the meanings set forth in the Lease unless the context clearly requires otherwise. Any references in this Amendment to the "Project" shall mean the Business Center.

      Section 2. Lease of Expansion Space A.

      (a) Definition of Expansion Space A. "Expansion Space A" means that part of the twelfth floor of the Building as shown hatched on Exhibit A to this Amendment. Landlord and Tenant hereby agree that the area of Expansion Space A in the aggregate is conclusively presumed to be 8,602 square feet of Rentable Area and 7,545 square feet of Usable Area.

      (b) General Terms of Lease. Landlord hereby leases to Tenant and Tenant hereby hires from Landlord Expansion Space A upon and subject to all of the terms, covenants and conditions of the Lease except as expressly provided herein.

      (c) Delivery of Possession; Commencement Date & Term. Notwithstanding any provision of the Lease to the contrary, Landlord shall deliver possession of Expansion Space A to Tenant promptly after execution of this Amendment by both parties for purposes of any design and construction desired by Tenant in Expansion Space A (the "Delivery Date"). Upon such delivery, Expansion Space A becomes a part of the Demised Premises, upon and subject to all of the terms, covenants and conditions of the Lease except as expressly provided herein. The term of the lease of Expansion Space A (the "Space A Term") shall commence (the "Space A Commencement Date" or "SACD") upon the earlier of (a) thirty (30) days after execution of this Amendment by both Tenant and Landlord or (b) Tenant's substantial completion of any construction desired by Tenant prior to Tenant's initial occupancy, and shall continue for a term of sixty (60) months thereafter. Within thirty (30) days following the occurrence of the SACD, Landlord and Tenant shall enter into an agreement (which is attached hereto as Exhibit B) confirming such date. If Tenant fails to enter into such agreement, then the SACD shall be the date designated by Landlord in such agreement.

      (d)   As Is Condition; Alterations by Tenant; Allowance.

            (i) Notwithstanding any provision of the Lease to the contrary, Tenant acknowledges and agrees that: (aa) Tenant has been afforded ample opportunity to inspect Expansion Space A and the Building, and has investigated their condition to the extent Tenant desires to do so; (bb) Tenant is leasing Expansion Space A in its "As Is" condition; (cc) no representation regarding the condition of Expansion Space A or the Building has been made by or on behalf of Landlord; and (dd) Landlord has no obligation to remodel or to make any repairs, alterations or improvements in connection with Tenant's initial occupancy, and Landlord has no obligation to provide Tenant any allowance for any work in connection with Expansion Space A, except to the extent provided in Subsection (d)(v) below.

            (ii) Notwithstanding any provision of the Lease to the contrary, Landlord and Tenant acknowledge and agree that: (aa) Tenant may desire to do certain repainting, recarpeting, remodeling, improvement or alteration of Expansion Space A in connection with its initial occupancy; (bb) that any such work may be done by Tenant as Tenant alterations within the meaning of Article 4 of the Lease (referred to in this Amendment as "Tenant Alterations") and pursuant to provisions of the Lease applicable to Tenant Alterations; (cc) such work, including all design, plan review, obtaining all approvals and permits, construction and delivery to Landlord of plans and specifications (including final as-built plans and specifications of the Tenant Alterations, and if requested by Landlord, an as-built mylar and one digitized set of the plans and specifications), shall be at Tenant's sole cost and expense, except to the extent provided in Subsection
(d)(v) below; and (ee) if the aggregate cost of the Tenant Alterations does not exceed Landlord's Maximum Contribution, Tenant shall not be obligated to provide a completion and lien indemnity bond for such work.

          (iii) Tenant may select the general contractor to construct the Tenant Alterations in Expansion Space A from an approved list of contractors provided by Landlord.

          (iv) Tenant shall be responsible for the suitability for the Tenant's needs and business of the design and function of all such Tenant Alterations and for their construction in compliance with all laws, rules, orders, ordinances, directions, regulations and requirements pertaining to Expansion Space A and Tenant's use thereof, as applicable and as interpreted at the time of construction of the Tenant Alterations, including all building codes and the Americans With Disabilities Act of 1990, as amended (the "ADA"). Tenant, through its architects and/or space planners ("Tenant's Architect"), shall prepare all architectural plans and specifications, and engineering plans and specifications, for the real property improvements to be constructed by Tenant in Expansion Space A in sufficient detail to be submitted for approval by Landlord pursuant to Article 4 of the Lease and to be submitted by Tenant for governmental approvals and building permits and to serve as the detailed construction drawings and specifications for the contractor, and shall include, among other things, all partitions, doors, HVAC (heating, ventilating and air conditioning systems) distribution, ceiling systems, light fixtures, plumbing installations, electrical installations and outlets, telephone installations and outlets, any other installations required by Tenant, fire and life-safety systems, wall finishes and floor coverings, whether to be newly installed or requiring changes from the As-Is condition of Expansion Space A as of the date of execution of this Amendment. Tenant shall be responsible for the oversight, supervision and construction of all Tenant Alterations in compliance with this Lease, including compliance with all Law as applicable and as interpreted at the time of construction.

          (v) Landlord's Maximum Contribution means an amount up to a maximum of Thirty Thousand One Hundred and Eighty Dollars ($30,180.00). Landlord's Maximum Contribution shall be used solely to reimburse Tenant for the actual costs of design, space planning and working drawings, services for electrical, mechanical, plumbing and structural engineering services, plan review, obtaining all approvals and permits, licenses, fees, construction management and construction of Tenant Alterations, which shall be payable as provided below. In no event shall the Landlord's Maximum Contribution be used to reimburse any costs of designing, procuring or installing in the Demised Premises any trade fixtures, movable equipment, furniture, furnishings, telephone equipment, cabling for any of the foregoing, or other personal property (collectively "Personal Property" for purposes of this Amendment) to be used in the Demised Premises by Tenant, and the cost of such Personal Property shall be paid by Tenant. Landlord's Maximum Contribution shall be paid to Tenant within thirty
(30) days after the later of final completion of the Tenant Work and Landlord's receipt of (i) a certificate of occupancy (if applicable), (ii) final as-built plans and specifications of the Tenant Alterations (if requested by Landlord, including an as-built mylar and one digitized set of the plans and specifications), (iii) full, final, unconditional lien releases from all contractors and subcontractors, and (iv) reasonable substantiation of costs incurred by Tenant with respect to the Tenant Alterations. Tenant must prior to May 31, 1998 submit written application with the items required above for disbursement or reimbursement for any reimbursable costs out of the Landlord's Maximum Contribution, and to the extent of any funds for which application has not been made prior to that date or if and to the extent that the reimbursable costs of the Tenant Work are less than the amount of Landlord's Maximum Contribution, then Landlord shall retain the unapplied or unused balance of the Landlord's Maximum Contribution and shall have no obligation or liability to Tenant with respect to such excess.

     (e) Monthly Installments of Base Annual Rent Commencing Upon Expansion Space A Commencement Date. Notwithstanding any provision of the Lease to the contrary, in addition to rent payable for any other part of the Demised Premises not yet vacated and surrendered pursuant to other provisions of this Amendment, Monthly Installments of Base Annual Rent due and payable (in the manner required under the Lease for Monthly Installments of Base Annual Rent) by Tenant for Expansion Space A, accruing on and after the SACD and monthly thereafter for the Space A Term shall be as follows:

          Period from/through      Monthly Installment      Rate/Month/sq. ft. of Rentable Area
          -------------------      -------------------      -----------------------------------
          SACD     - Month 12      $21,505.00                           $2.50
          Month 13 - Month 60      $26,881.25                           $3.125

     (f) Base Year; Tenant's Share of Operating Expenses & of Tax Expenses. Notwithstanding any provision of the Lease to the contrary, with respect to Expansion Space A Tenant shall pay Tenant's Share of Taxes and Operating Costs in excess of the Base Taxes and Operating costs Amount accruing on and after the SACD, and for such purposes the Base Taxes & Operating Costs Amount is agreed to be the amount of Taxes and Operating Costs for calendar year 1998 and Tenant's Share is conclusively agreed to be a total of 2.9391%. For purposes of the foregoing calculation of Tenant's Share, it is conclusively agreed that the Rentable Area of the Building is 291,403 square feet, that such area and the Rentable Area and Usable Area of the Demised Premises have been calculated based upon an agreed and negotiated load factor of fourteen percent (14%) (that is, the Rentable Area of the Demised Premises has been calculated as 1.14 times the Usable Area of the Demised Premises) and such negotiated loan factor shall not be binding as to calculation of rentable area of any space which may subsequently be added to the Demised Premises.

     (g) Parking. Notwithstanding any provision of the Lease to the contrary, on and after the SACD, Tenant shall have the right to use on an unassigned basis twenty-one (21) parking spaces and for such right shall pay Landlord, as additional Rent in the same manner as for payment of Monthly Installments of Base Annual Rent, a total per month (prorated for any partial month(s) during such period) calculated at Landlord's prevailing rate for unassigned spaces.

     Section 3.  Surrender of Existing Premises.

     (a) Surrender Date. On or before 11:59 p.m. of the date (the "Surrender Date") which is five (5) days after Tenant's substantial completion of Expansion Space A, Tenant shall vacate and deliver to Landlord exclusive possession of the Existing Premises pursuant to the same provisions and requirements of the Lease as would apply to surrender of the Demised Premises upon expiration of the Lease. Tenant shall deliver to Landlord any plans and specifications, maintenance records, warranties, permits, approvals and licenses pertaining to the Existing Premises or to any improvements remaining thereon, or to both (but not pertaining to Tenant's business conducted therein) in the possession of Tenant.

     (b) Obligations Until Surrender; Proration. All of the terms, covenants, agreements and conditions of the Lease remain in full force and effect with respect to the Existing Premises through the Surrender Date. Tenant must continue to pay all monetary obligations, including, without limitation, Monthly Installments of Base Annual Rent, Tenant's Share of Taxes and Operating Costs and any additional rent and charges as they become due and payable under the Lease applicable to the Existing Premises through and including the Surrender Date. As of 11:59 p.m. on the Surrender Date, the surrender of the Existing Premises will be deemed effective and the monetary obligations with respect to the Existing Premises must be prorated, billed and payable in the manner provided in the Lease, in the same manner as would apply if the term of the Lease expired on the Surrender Date with respect to the Existing Premises. Notwithstanding any provision of the foregoing to the contrary, provided that on or before the Surrender Date Tenant vacates and delivers possession of the Existing Premises in the condition required by the Lease and is not in default under the Lease, Landlord agrees that the amount of Monthly Installment of Base Annual Rent and Tenant's Share of Taxes and Operating Costs paid by Tenant allocable to the Existing Premises for the period from the date of Substantial Completion of Landlord's Work in Expansion Space A through the Surrender Date will be credited toward payment of Tenant's Rent for Expansion Space A.

     (c) Effect on Lease After Surrender Date. After the Surrender Date, the Lease shall continue in full force and effect for the remainder of the term of the Lease upon and subject to all of the terms and provisions of the Lease, as amended by this Amendment, including, without limitation, the following modifications of the Lease:

          (i) the Existing Premises shall cease to be a part of the Demised Premises and Tenant shall have no right to possession, use or lease of the Existing Premises or any options or other rights with respect to the Existing Premises unless and except as provided in this Amendment; and

          (ii) the regular Monthly Installment of Base Annual Rent and Tenant's Share of Taxes and Operating Costs allocable to the Existing Premises shall no longer accrue with respect to the Existing Premises.

     (d) Holding Over. In the event that Tenant fails timely to vacate and deliver exclusive possession of the Existing Premises to Landlord by the Surrender Date as required under this Amendment and the Lease, then:

          (i) Tenant shall be deemed to be holding over with respect to the Existing Premises without the express written consent of the Landlord and shall be liable to Landlord for rent at the holdover rate provided in the Lease and shall indemnify Landlord against loss or liability resulting from any delay of Tenant in not surrendering the Existing Premises on the Surrender Date, including, but not limited to, any amounts required to be paid to third parties who were to have occupied the Existing Premises and any attorneys' fees related thereto; and

          (ii) such failure shall constitute an event of default and a breach of the Lease, without any grace period, notice from Landlord or period to cure.

     (e) No Release. Notwithstanding any provision of the foregoing to the contrary, neither this Amendment nor the acceptance by Landlord on the Existing Premises shall in any way:

          (i) be deemed to excuse or release Tenant from any obligation or liability with respect to the Existing Premises (including, without limitation, any obligation or liability under provisions of the Lease to indemnify, defend and hold harmless Landlord or other parties, or with respect to any breach or breaches of the Lease) which obligation or liability (i) first arises on or prior to the date on which Tenant delivers to Landlord possession of the Existing Premises or (ii) arises out of or is incurred in connection with events or other matters which took place on or prior to such date, or

          (ii) affect any obligation under the Lease which by its terms is to survive the expiration or sooner termination of the Lease.

     Section 4. Moving Costs. Tenant acknowledges and agrees that it is responsible for, at Tenant's sole cost and expense, moving out of the Existing Premises, and any moving or reinstallation in Expansion Space A of furnishings, moveable partitions, moveable work stations, equipment, personal property and trade fixtures belonging to Tenant, and that Landlord has no responsibility for the foregoing.

     Section 5. Additional Method of Delivering of Notices. Article 27 of the Lease is hereby amended to provide that an additional method of sending notices which either party desires or is required to give the other is via reputable overnight national delivery service maintaining records of receipts, delivery and attempts at delivery.

     Section 6. Time of Essence. Without limiting the generality of any other provision of the Lease, time is of the essence to each and every term and condition of this Amendment.

     Section 7. Brokers. Notwithstanding any other provision of the Lease to the contrary, Tenant represents and warrants to Landlord that CB Commercial is the sole broker who negotiated and brought about the consummation of this Amendment and that no discussions or negotiations were had with any other broker concerning this Amendment. Based on the foregoing representation and warranty, Landlord has agreed to pay any commission or fee owed to such broker in connection with this Amendment pursuant to Landlord's agreement between Landlord and such broker. Tenant hereby indemnifies and agrees to protect, defend and hold Landlord harmless from and against any claims of brokerage commissions arising out of any discussions or negotiations allegedly had by Tenant with any other broker in connection with the Building and the Demised Premises. The foregoing obligations of Tenant shall survive the expiration or sooner termination of the Lease.

     Section 8. Attorneys' Fees. Each party to his Amendment shall bear its own attorneys' fees and costs incurred in connection with the discussions preceding, negotiations for and documentation of this Amendment. In the event any party brings any suit or other proceeding with respect to the subject matter or enforcement of this Amendment, the prevailing party (as determined by the court, agency or other authority before which such suit or proceeding is commenced) shall, in addition to such other relief as may be awarded, be entitled to recover attorneys' fees, expenses and costs of investigation as actually incurred, including court costs, expert witness fees, costs and expenses of investigation, and all attorneys' fees, costs and expenses in any such suit or proceeding (including in any action or participation in or in connection with any case or proceeding under the Bankruptcy Code, 11 United States Code Sections 101 et seq., or any successor statutes, in establishing or enforcing the right to indemnification, in appellate proceedings, or in connection with the enforcement or collection of any judgment obtained in any such suit or proceeding).

     Section 9. Effect of Headings; Recitals; Exhibits. The titles or headings of the various parts or sections hereof are intended solely for convenience and are not intended and shall not be deemed to or in any way be used to modify, explain or place any construction upon any of the provisions of this Amendment. Any and all Recitals set forth at the beginning of this Amendment are true and correct and constitute a part of this Amendment as if they had been set forth as covenants herein. Exhibits, schedules, plats and riders hereto which are referred to herein are a part of this Amendment.

     Section 10. Force and Effect. Except as modified by this Amendment, the terms and provisions of the Lease are hereby ratified and confirmed and shall remain in full force and effect. Should any inconsistency arise between this Amendment and the Lease as to the specific matters which are the subject of this Amendment, the terms and conditions of this Amendment shall control. This Amendment shall be construed to be a part of the Lease and shall be deemed incorporated in the Lease by this reference.

     Section 11. Entire Agreement; Amendment. The Lease as amended by this Amendment constitutes the full and complete agreement and understanding between the parties hereto and shall supersede all prior communications, representations, understandings or agreements, if any, whether oral or written, concerning the subject matter contained in the Lease as so amended, and no provision of the Lease as so amended may be modified, amended, waived or discharged, in whole or in part, except by a written instrument executed by all of the parties hereto.

     Section 12. Authority. Each party represents and warrants to the other that it has full authority and power to enter into and perform its obligations under this Amendment, that the person executing this Amendment is fully empowered to do so, and that no consent or authorization is necessary from any third party. Landlord may request that Tenant provide Landlord evidence of Tenant's authority.

     Section 13. Counterparts. This Amendment may be executed in duplicates or counterparts, or both, and such duplicates or counterparts together shall constitute but one Existing of the Amendment. Each duplicate and counterpart shall be equally admissible in evidence, and each Existing shall fully bind each party who has executed it.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first set forth above.

     TENANT:                          PDF SOLUTIONS,
                                      a California corporation

                                      By: /s/ JOHN K. KIBARIAN
                                         -------------------------------------
                                         Print  Name: John K. Kibarian
                                              --------------------------------
                                         Title: President & CEO
                                               -------------------------------
                                                (Chairman of Board, President
                                                or Vice President)

                                      By: /s/ KIMON W. MICHAELS
                                         -------------------------------------
                                         Print  Name: Kimon W. Michaels
                                              --------------------------------
                                         Title: Vice President & CFO
                                               -------------------------------
                                                (Secretary, Assistant Secretary,
                                                CFO or Assistant Treasurer)

     LANDLORD:                        METROPOLITAN LIFE INSURANCE COMPANY,
                                      a New York corporation

                                      By: /s/ EDWARD J. HAYES
                                         -------------------------------------
                                         Print  Name: Edward J. Hayes
                                              --------------------------------
                                         Title: Assistant Vice President
                                               -------------------------------

                                   EXHIBIT A

                               EXPANSION SPACE A


                                  [FLOOR PLAN]

                                   EXHIBIT B
                          COMMENCEMENT DATE AGREEMENT

METROPOLITAN LIFE INSURANCE COMPANY, a New York corporation ("Landlord"), and PDF SOLUTIONS, a California corporation ("Tenant"), have entered into a certain Second Amendment to Office Lease, which Second Amendment is dated as of ______________, 1998 (the "Amendment"), and the Office Lease, as amended, may be referred to as the ("Lease").

WHEREAS, Landlord and Tenant wish to confirm and memorialize the Expansion Space A Commencement Date as provided for in the Amendment.

NOW THEREFORE, in consideration of the foregoing and the mutual covenants contained herein and in the Amendment, Landlord and Tenant agree as follows:

     1. Unless otherwise defined herein, all capitalized terms shall have the same meaning ascribed to them in the Amendment and the Lease.

     2. The Expansion Space A Commencement Date, as defined in the Amendment, is ____________.

     3.   The Expiration Date of the Lease, as extended by the Amendment, is
____________.

     4.   Tenant hereby confirms the following:

          (a) that it has accepted possession of Expansion Space A pursuant to the terms of the Amendment;

          (b)  (intentionally omitted);

          (c)  that the Lease is in full force and effect.

     5. Except as expressly modified hereby, all terms and provisions of the Lease are hereby ratified and confirmed and shall remain in full force and effect and binding on the parties hereto.

     6. The Lease and this Expansion Space A Commencement Date Agreement contain all of the terms, covenants, conditions and agreements between the Landlord and the Tenant relating to the subject matter herein. No prior other agreements or understandings pertaining to such matters are valid or of any force and effect.

     TENANT:        PDF SOLUTIONS
                    a California corporation

                    By:  /s/ JOHN K. KIBARIAN
                         ------------------------------------------------
                         Print Name: John K. Kibarian
                                    -------------------------------------
                         Title: President & CEO
                               ------------------------------------------
                         (Chairman of Board, President or Vice President)
                         Date: 4/8/98
                              -------------------------------------------

                    By:
                         ------------------------------------------------
                         Print Name:
                                    -------------------------------------
                         Title:
                               ------------------------------------------
                         (Secretary, Assistant Secretary, CFO or Assistant Treasurer)
                         Date:
                              -------------------------------------------

     LANDLORD:      METROPOLITAN LIFE INSURANCE COMPANY,
                    a New York corporation

                    By:
                         ------------------------------------------------
                         Print Name:
                                    -------------------------------------
                         Title:
                               ------------------------------------------
                         Date:
                              -------------------------------------------



                               Exhibit B - Page 1

                                   EXHIBIT B
                          COMMENCEMENT DATE AGREEMENT

METROPOLITAN LIFE INSURANCE COMPANY, a New York corporation ("Landlord"), and PDF SOLUTIONS, a California corporation ("Tenant"), have entered into a certain Second Amendment to Office Lease, which Second Amendment is dated as of July 11, 1997 (the "Amendment"), and the Office Lease, as amended, may be referred to as the ("Lease").

WHEREAS, Landlord and Tenant wish to confirm and memorialize the Expansion Space A Commencement Date as provided for in the Amendment.

NOW THEREFORE, in consideration of the foregoing and the mutual covenants contained herein and in the Amendment, Landlord and Tenant agree as follows:

     1. Unless otherwise defined herein, all capitalized terms shall have the same meaning ascribed to them in the Amendment and the Lease.

     2. The Expansion Space A Commencement Date, as defined in the Amendment, is June 1, 1998.

     3. The Expiration Date of the Lease, as extended by the Amendment, is May 31, 2003.

     4.   Tenant hereby confirms the following:

          (a) that it has accepted possession of Expansion Space A pursuant to the terms of the Amendment;

          (b)  (intentionally omitted);

          (c)  that the Lease is in full force and effect.

     5. Except as expressly modified hereby, all terms and provisions of the Lease are hereby ratified and confirmed and shall remain in full force and effect and binding on the parties hereto.

     6. The Lease and this Expansion Space A Commencement Date Agreement contain all of the terms, covenants, conditions and agreements between the Landlord and the Tenant relating to the subject matter herein. No prior other agreements or understandings pertaining to such matters are valid or of any force and effect.

     TENANT:        PDF SOLUTIONS
                    a California corporation

                    By:  /s/ JOHN K. KIBARIAN
                         ------------------------------------------------
                         Print Name: John K. Kibarian
                                    -------------------------------------
                         Title: President & CEO
                               ------------------------------------------
                         (Chairman of Board, President or Vice President)
                         Date: 6/25/98
                              -------------------------------------------

                    By:
                         ------------------------------------------------
                         Print Name:
                                    -------------------------------------
                         Title:
                               ------------------------------------------
                         (Secretary, Assistant Secretary, CFO or Assistant Treasurer)
                         Date:
                              -------------------------------------------

     LANDLORD:      METROPOLITAN LIFE INSURANCE COMPANY,
                    a New York corporation

                    By:  /s/ EDWARD J. HAYES
                         ------------------------------------------------
                         Print Name: Edward J. Hayes
                                    -------------------------------------
                         Title: Assistant Vice President
                               ------------------------------------------
                         Date: 8/24/98
                              -------------------------------------------



                               Exhibit B - Page 1

                        THIRD AMENDMENT TO OFFICE LEASE

     This Third Amendment to Office Lease ("Amendment") is entered into, and dated for reference purposes, as of August 17, 1999 by and between METROPOLITAN LIFE INSURANCE COMPANY, a New York corporation (herein referred to as "Metropolitan" or "Landlord"), as Landlord, and PDF SOLUTIONS, a California corporation (herein referred to as "Tenant"), with reference to the following facts:

                                    RECITALS

     A. Landlord and Tenant entered into that certain written lease (the "Original Lease"), including without limitation the Addendum thereto, dated for reference purposes as of April 1, 1996 for certain premises (the "Original Demised Premises") known as Suite 625 on the sixth floor of that building whose present street address is 333 West San Carlos Street in the City of San Jose, State of California in the project known as RiverPark, or referred to sometimes as the Business Center, all as more particularly described in the Lease.

     B. Landlord and Tenant entered into that certain written amendment (the"First Amendment"), dated for reference purposes as of February 10, 1997, which added 1,772 square feet of Rentable Area on the sixth floor of the Building, and thereby increased the size of the Original Demised Premises to 4,702 square feet of Rentable Area as it exists upon execution of this Amendment (collectively, the "Former Premises").

     C. Landlord and Tenant entered into that certain written amendment (the "Second Amendment") dated for reference purposes as of July 11, 1997, which among other things provided for Tenant's vacation and surrender of the Former Premises, and added Expansion Space A, which is 8,602 square feet of Rentable Area on the twelfth floor of the Building, to the leased Premises. The Original Lease as amended by the First Amendment and Second Amendment shall be known herein as the "Lease".

     D. Landlord and Tenant desire to provide for (i) the lease to Tenant of Expansion Space B (defined below) for the extended term specified herein; (ii) Tenant's requirement to vacate and surrender Expansion Space A, but only upon certain conditions relating to the Arthur Andersen Amendment (as hereinafter defined); and (iii) other amendments of the Lease; all subject to all of the conditions, terms, covenants and agreements provided in this Amendment.

     NOW, THEREFORE, in consideration of the foregoing, and of the mutual covenants set forth herein and of other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

     Section 1. Defined Terms. All capitalized terms not otherwise defined herein have the meanings set forth in the Lease unless the context clearly requires otherwise. Any references in this Amendment to the "Project" shall mean the Business Center.

     Section 2. Lease of Expansion Space B.

     (a) Definition of Expansion Space B. "Expansion Space B" means the seventh floor of the Building as shown hatched on Exhibit A to this Amendment. Landlord and Tenant hereby agree that the area of Expansion Space B in the aggregate is conclusively presumed to be 19,548 square feet of Rentable Area and 17,607 square feet of Usable Area.

     (b) General Terms of Lease. Landlord hereby leases to Tenant and Tenant hereby hires from Landlord Expansion Space B upon and subject to all of the terms, covenants and conditions of the Lease except as expressly provided herein.

     (c) Delivery of Possession; Commencement Date & Term. Tenant acknowledges that as of Expansion Space B is presently leased and occupied by Adobe Systems Inc. Notwithstanding any provision of the Lease to the contrary, Landlord shall deliver possession of Expansion Space B to Tenant within five (5) days after the Expansion Space B is vacated and surrendered by Adobe Systems, Inc. for purposes of any design and construction desired by Tenant in Expansion Space B (the "Delivery Date"). Upon such delivery, Expansion Space B becomes a part of the Demised Premises, upon and subject to all of the terms, covenants and conditions of the Lease except as expressly provided herein. The term of the lease of Expansion Space B (the "Space B Term") shall commence (the "Space B Commencement Date" or "SBCD") upon the later of (a) sixty (60) days after the Delivery Date or (b) November 1, 1999, and shall continue for a term of sixty
(60) months thereafter. If Landlord does not obtain and tender possession of Expansion Space B by reason of the following: (i) the holding over or retention of possession of any tenant, tenants, or occupants, or (ii) for any other reason, then Landlord shall not be subject to any liability for the failure to give possession on said date, provided that if possession of Expansion Space B is not delivered to Tenant by September 15, 1999, this Amendment shall terminate, at Tenant's option, by written notice to Landlord no later than September 21, 1999, except for those provisions which expressly survive such termination. Except as provided in the immediately preceding sentence, no such failure to give possession shall affect the validity of the Lease, as amended, or the obligations of the Tenant hereunder. Within thirty (30) days following the occurrence of the SBCD, Landlord and Tenant shall enter into an agreement (which is attached hereto as Exhibit B) confirming such date. If Tenant fails to enter into such agreement, then the SBCD shall be the date designated by Landlord in such agreement.

     (d)  As Is Condition; Alterations by Tenant; Allowance.

          (i) Notwithstanding any provision of the Lease to the contrary, Tenant acknowledges and agrees that: (aa) Tenant has been afforded ample opportunity to inspect Expansion Space B and the Building, and has investigated their condition to the extent Tenant desires to do so; (bb) Tenant is leasing Expansion Space B in its "As Is" condition; (cc) no representation regarding the condition of Expansion Space B or the Building has been made by or on behalf of Landlord; and (dd) Landlord has no obligation to remodel or to make any repairs, alterations or improvements in connection with Tenant's initial occupancy, and Landlord has no obligation to provide Tenant any allowance for any work in connection with Expansion Space B, except to the extent provided in Subsection (d)(v) below.

          (ii) Notwithstanding any provision of the Lease to the contrary, Landlord and Tenant acknowledge and agree that: (aa) Tenant may desire to do certain repainting, recarpeting, remodeling, improvement or alteration of Expansion Space B in connection with its initial occupancy; (bb) that any such work may be done by Tenant as Tenant alterations within the meaning of Article 4 of the Lease (referred to in this Amendment as "Tenant Alterations") and pursuant to provisions of the Lease applicable to Tenant Alterations; (cc) such work, including all design, plan review, obtaining all approvals and permits, construction and delivery to Landlord of plans and specifications (including final as-built plans and specifications of the Tenant Alterations, and if requested by Landlord, an as-built mylar and one digitized set of the plans and specifications), shall be at Tenant's sole cost and expense, except to the extent provided in Subsection (d)(v) below; and (dd) if the aggregate cost of the Tenant Alterations does not exceed Landlord's Maximum Contribution, Tenant shall not be obligated to provide a completion and lien indemnity bond for such work.

          (iii) Tenant may select the general contractor to construct the Tenant Alterations in Expansion Space B from an approved list of contractors provided by Landlord.

          (iv) Tenant shall be responsible for the suitability for the Tenant's needs and business of the design and function of all such Tenant Alterations and for their construction in compliance with all laws, rules, orders, ordinances, directions, regulations and requirements pertaining to Expansion Space B and Tenant's use thereof, as applicable and as interpreted at the time of construction of the Tenant Alterations, including all building codes and the Americans With Disabilities Act of 1990, as amended (the "ADA"). Tenant, through its architects and/or space planners ("Tenant's Architect"), shall prepare all architectural plans and specifications, and engineering plans and specifications, for the real property improvements to be constructed by Tenant in Expansion Space B in sufficient detail to be submitted for approval by Landlord pursuant to Article 4 of the Lease and to be submitted by Tenant for governmental approvals and building permits and to serve as the detailed construction drawings and specifications for the contractor, and shall include, among other things, all partitions, doors, HVAC (heating, ventilating and air conditioning systems) distribution, ceiling systems, light fixtures, plumbing installations, electrical installations and outlets, telephone installations and outlets, any other installations required by Tenant, fire and life-safety systems, wall finishes and floor coverings, whether to be newly installed or requiring changes from the As-Is condition of Expansion Space B as of the date of execution of this Amendment. Tenant shall be responsible for the oversight, supervision and construction of all Tenant Alterations in compliance with this Lease, including compliance with all Law as applicable and as interpreted at the time of construction.

          (v) Landlord's Maximum Contribution means an amount up to a maximum of One Hundred Twenty-three Thousand Two Hundred Forty-nine Dollars ($123,249.00). Landlord's Maximum Contribution shall be used solely to reimburse Tenant for the actual costs of design, space planning and working drawings, services for electrical, mechanical, plumbing and structural engineering services, plan review, obtaining all approvals and permits, licenses, fees, construction management and construction of Tenant Alterations, which shall be payable as provided below. In no event shall the Landlord's Maximum Contribution be used to reimburse any costs of designing, procuring or installing in the Demised Premises any trade fixtures, movable equipment, furniture, furnishings, telephone equipment, or other personal property (collectively "Personal Property" for purposes of this Amendment) to be used in the Demised Premises by Tenant, except that Landlord's Maximum Contribution may be used to reimburse Tenant's cost of after-hours HVAC charges, and data and voice cabling, and the cost of such Personal Property shall be paid by Tenant. Landlord's Maximum Contribution shall be paid to Tenant within thirty (30) days after the later of final completion of the Tenant Work and Landlord's receipt of (i) a certificate of occupancy (if applicable), (ii) final as-built plans and specifications of the Tenant Alterations (if requested by Landlord, including an as-built mylar and one digitized set of the plans and specifications), (iii) full, final, unconditional lien releases from all contractors and subcontractors, and (iv) reasonable substantiation of costs incurred by Tenant with respect to the Tenant Alterations. Except for reimbursement of Tenant costs of after-hours HVAC charges, Tenant must prior to March 31, 2000 submit written application with the items required above for disbursement or reimbursement for any reimbursable costs out of the Landlord's Maximum Contribution, and to the extent of any funds for which application has not been made prior to that date or if and to the extent that the reimbursable costs of the Tenant Work are less than the amount of Landlord's Maximum Contribution, then Landlord shall retain the unapplied or unused balance of the Landlord's Maximum Contribution and shall have no obligation or liability to Tenant with respect to such excess.

     (e) Monthly Installments of Base Annual Rent Commencing Upon Expansion Space B Commencement Date. Notwithstanding any provision of the Lease to the contrary, in addition to rent payable for any other part of Expansion Space A not yet vacated and surrendered pursuant to other provisions of this Amendment, Monthly Installments of Base Annual Rent due and payable (in the manner required under the Lease for Monthly Installments of Base Annual Rent) by Tenant for Expansion Space B, accruing on and after the SBCD and monthly thereafter for the Space B Term shall be as follows:

     Period from/through      Monthly Installment      Rate/Months/sq. ft. of Rentable Area
     -------------------      -------------------      ------------------------------------
     SBCD     - Month 12      $57,666.60                              $2.95
     Month 13 - Month 24      $59,621.40                              $3.05
     Month 25 - Month 36      $61,576.20                              $3.15
     Month 37 - Month 48      $63,531.00                              $3.25
     Month 49 - Month 60      $65,485.80                              $3.35

     (f) Base Year; Tenant's Shares of Operating Expenses and Tax Expenses. Notwithstanding any provision of the Lease to the contrary, with respect to Expansion Space B, commencing January 1, 2001, Tenant shall pay Tenant's Shares of Taxes and Operating Costs in excess of the Base Taxes and Operating Costs Amount for calendar year 2000 and Tenant's Share is conclusively agreed to be 6.6370%. For purposes of the foregoing calculation of Tenant's Share, it is conclusively agreed that the Rentable Area of the Building is 294,532 square feet.

     (g) Parking. Notwithstanding any provision of the Lease to the contrary, on and after the SBCD, Tenant shall have the right to use on an unassigned basis forty-seven (47) parking spaces and for such right shall pay Landlord, as additional Rent in the same manner as for payment of Monthly Installments of Base Annual Rent, a total per month (prorated for any partial month(s) during such period) calculated at Landlord's prevailing rate for unassigned spaces; provided that Landlord's prevailing rate charged to Tenant shall not be increased at a rate greater than 3.25% per year following the SBCD.

     Section 3. Surrender of Existing Premises upon Request of Landlord relating to Arthur Andersen Amendment.

     (a) Surrender Date. Tenant acknowledges that Landlord is presently considering negotiating a lease amendment with Arthur Andersen LLP, which amendment would include as a portion of the premises, Expansion Space A ("Arthur Andersen Amendment"). Landlord presently has no obligation or requirement to enter into the Arthur Andersen Amendment. In the event that Landlord enters into the Arthur Andersen Amendment, and Landlord gives notice to Tenant indicating that Tenant is to surrender to Landlord Expansion Space A, then no later than the later of (i) five (5) business days following Landlord's written notice to Tenant with respect to such surrender or (ii) five (5) days after the SBCD, (the "Surrender Date"), Tenant shall vacate and deliver to Landlord exclusive possession of the Expansion Space A pursuant to the same provisions and requirements of the Lease as would apply to surrender of the Demised Premises upon expiration of the Lease. Tenant shall deliver to Landlord any plans and specifications, maintenance records, warranties, permits, approvals and licenses pertaining to the Expansion Space A or to any improvements remaining thereon, or to both (but no pertaining to Tenant's business conducted therein) in the possession of Tenant. In the event that Landlord chooses, in its sole discretion, to not give to Tenant such notice of surrender, Tenant shall continue to lease Expansion Space A pursuant to the terms of the Lease as modified by this Amendment.

     (b) Obligations Until Surrender; Proration. All of the terms, covenants, agreements and conditions of the Lease remain in full force and effect with respect to the Expansion Space A through the Surrender Date. Tenant must continue to pay all monetary obligations, including, without limitation, Monthly Installments of Base Annual Rent, Tenant's Share of Taxes and Operating Costs and any additional rent and charges as they become due and payable under the Lease applicable to the Expansion Space A through and including the Surrender Date. As of 11:59 p.m. on the Surrender Date, the surrender of the Expansion Space A will be deemed effective and the monetary obligations with respect to the Expansion Space A must be prorated, billed and payable in the manner provided in the Lease, in the same manner as would apply if the term of the Lease expired on the Surrender Date with respect to the Expansion Space A.

     (c) Effect on Lease After Surrender Date. After the Surrender Date, the Lease shall continue in full force and effect for the remainder of the term of the Lease and subject to all of the terms and provisions of the Lease, as amended by this Amendment, including, without limitation, the following modifications of the Lease:

          (i) the Expansion Space A shall cease to be a part of the Demised Premises and Tenant shall have no right to possession, use or lease of the Expansion Space A or any options or other rights with respect to the Expansion Space A unless and except as provided in this Amendment; and

          (ii) the regular Monthly Installment of Base Annual Rent and Tenant's Shares of Taxes and Operating Costs allocable to the Expansion Space A shall no longer accrue with respect to the Expansion Space A.

     (d) Holding Over. In the event that Tenant fails timely to vacate and deliver exclusive possession of the Expansion Space A to Landlord by the Surrender Date as required under this Amendment and the Lease, then:

          (i) Tenant shall be deemed to be holding over with respect to the Expansion Space A without the express written consent of the Landlord and shall be liable to Landlord for rent at the holdover rate provided in the Lease and shall indemnify Landlord against loss or liability resulting from any delay of Tenant in not surrendering the Expansion Space A on the Surrender Date, including, but not limited to, any amounts required to be paid to third parties who were to have occupied the Expansion Space A and any attorneys' fees related thereto; and

          (ii) such failure shall constitute an event of default and a breach of the Lease, without any grace period, notice from Landlord or period to cure.

     (e) No Release. Notwithstanding any provision of the foregoing to the contrary, neither this Amendment nor the acceptance by Landlord of the Expansion Space A shall in any way:

          (i) be deemed to excuse or release Tenant from any obligation or liability with respect to the Expansion Space A (including, without limitation, any obligation or liability under provisions of the Lease to indemnity, defend and hold harmless Landlord or other parties, or with respect to any breach or breaches of the Lease) which obligation or liability (i) first arises on or prior to the date on which Tenant delivers to Landlord possession of the Expansion Space A or (ii) arises out of or is incurred in connection with events or other matters which took place on or prior to such date, or

          (ii) affect any obligation under the Lease which may by its terms is to survive the expiration or sooner termination of the Lease.

     Section 4. Moving Costs. Tenant acknowledges and agrees that it is responsible for, at Tenant's sole cost and expense, moving out of the Expansion Space A, and any moving or reinstallation in Expansion Space B of furnishings, moveable partitions, moveable work stations, equipment, personal property and trade fixtures belonging to Tenant, and that Landlord has no responsibility for the foregoing.

     Section 5. Security Deposit Increase. Contemporaneous with the execution of this Amendment, Tenant shall pay to Landlord the additional amount of Fifty One Thousand Nine Hundred Fifty Three Dollars and Ten Cents ($51,953.10), thereby increasing the total Security Deposit to Fifty Seven Thousand Six Hundred Sixty Six Dollars and Sixty Cents ($57,666.60).

     Section 6.     Assignment, Mortgage, Subletting.

             (a) Subsection 3.1(5) of Section 3.1 of the Original Lease is hereby deleted.

             (b) Subsection 3.2 of the Original Lease is deleted in its entirety, and the following substituted therefor:

             "Tenant shall pay Landlord on the first day of each month during the term of the sublease or assignment fifty percent (50%) of the amount by which the sum of all rent and other consideration (direct or indirect) due from the subtenant or assignee for such month exceeds: (i) that portion of the Monthly Installments of Base Annual Rent and rental adjustments due under this Lease for said month which is allocable to the space sublet or assigned; and (ii) the following costs and expenses for the subletting or assignment of such space: (1) brokerage commissions and attorneys' fees and expenses, and (2) the actual costs paid in making any improvements or substitutions in the Demised Premises required by any sublease or assignment pursuant to sound accounting principles. Vacancy period costs and expenses, including rent paid by Tenant during any vacancy, do not qualify as costs or expenses under item (ii) above."

     Section 7.     Option to Extend.

                    (i) Landlord hereby grants Tenant a single option to extend the Term of the Lease for an additional period of five (5) years (such period may be referred to as the "Option Term"), as to the entire Demised Premises as it may then exist, upon and subject to the terms and conditions of this Section (the "Option To Extend"), and provided that at the time of exercise of such right: (i) Tenant must be in occupancy of the entire Demised Premises; and (ii) Tenant has a net worth sufficient to allow it to timely honor all of its financial obligations thereunder at the time of the exercise.

                    (ii) Tenant's election (the "Election Notice") to exercise the Option To Extend must be given to Landlord in writing no earlier than the forty-eight (48th) calendar month following the SBCD, and no later than the last day of the fifty-first (51st) calendar month following the SBCD. If Tenant either fails or elects not to exercise its Option to Extend by not timely giving its Election Notice, then the Option to Extend shall be null and void.

                    (iii) The Option Term shall commence immediately after the expiration of the term of the Lease specified in Section 2 (c) of this Amendment. Tenant's leasing of the Demised Premises during the Option Term shall be upon and subject to the same terms and conditions contained in the Lease except that (i) the Base Annual Rent and, if applicable, the Base Taxes and Operating Costs Amount shall be amended to equal the "Option Term Rent", defined and determined in the manner set forth in the immediately following Subsection; (ii) Tenant shall accept the Demised Premises in its "as is" condition without any obligation of Landlord to repaint, remodel, repair, improve or alter the Demised Premises or to provide Tenant any allowance therefor; and (iii) there shall be no further option or right to extend the term of the Lease. If Tenant timely and properly exercises the Option To Extend, references in the Lease to the Term shall be deemed to mean the initial Term as extended by the Option Term unless the context clearly requires otherwise.

                    (iv) The Option Term Rent shall mean the greater of (i) the Annual Base Rent plus Tenant's then current Tenant's Share of Taxes and Operating Costs in excess of the Base Taxes and Operating Costs Amounts for calendar year 2000 (collectively, "Preceding Rent") or (ii) the "Prevailing Market Rent". As used herein Prevailing Market Rent shall mean the rent and all other monetary payments paid by tenants in connection with the use and occupancy of their premises that are then "market" (such as, for example, charges for after hours HVAC) and escalations, including consumer price increases, that Landlord could obtain from a third party desiring to lease the Demised Premises for a term equal to the Option Term, as second generation space, and commencing when the Option Term is to commence under market leasing conditions; provided however Prevailing Market Rent shall take into account the following: the size, location and floor levels of the Demised Premises; the type and quality of tenant improvements; age and location of the Building; quality of construction of the Building; services to be provided by Landlord or by tenant; and other factors that would be relevant to such a third party in determining what such party would be willing to pay therefor, all based upon comparable class A office buildings in San Jose; provided, however, that Prevailing Market Rent shall be determined without reduction or adjustment for "Tenant Concessions" (as defined below), if any, being offered to prospective new tenants of comparable space. For purposes of the preceding sentence, the term "Tenant Concessions" shall include, without limitation, "free rent", tenant improvement allowances and work, moving allowances, and lease takeovers. The determination of Prevailing Market Rent based upon the foregoing criteria shall be made by Landlord, in the good faith exercise of Landlord's business judgment. Within thirty (30) days after Tenant's exercise of the Option To Extend, Landlord shall notify Tenant of Landlord's determination of Option Term Rent for the Demised Premises. If, within five (5) days after Landlord notifies Tenant of Landlord's determination of Option Term Rent, Tenant does not accept Landlord's determination, Tenant shall so notify Landlord of Tenant's non-acceptance. Tenant shall then have the opportunity, within a period of twenty (20) days following the date Tenant notifies Landlord of Tenant's non-acceptance, to discuss with and request from Landlord a redetermination of Option Term Rent, with Tenant's acceptance, if any, of a redetermined Option Term Rent to be confirmed in writing during such twenty
(20) day period. If Landlord does not offer a redetermined Option Term Rent, or Landlord and Tenant cannot agree upon an Option Term Rent for any reason or no reason whatsoever, then Tenant may notify Landlord no later than the expiration of the twenty (20) day period, that Tenant is rescinding Tenant's exercise of the Option to Extend. Upon such rescission, the Option to Extend shall become null and void. If Tenant does not notify Landlord of its rescission of the exercise of the Option to Extend within such twenty (20) day period, then Tenant shall be deemed to have exercised the Option to Extend at the Option Term Rent originally determined by Landlord, or the agreed-upon redetermined Option Term Rent, as applicable.

                    (v) This Option to Extend is personal to Pdf Solutions, Inc. and may not be used by, and shall not be transferable or assignable (voluntarily or involuntarily) to any person or entity.

                    (vi) Upon the occurrence of any of the following events, Landlord shall have the option, exercisable at any time prior to commencement of the Option Term, to terminate all of the provisions of this Section with respect to the Option to Extend, with the effect of canceling and voiding any prior or subsequent exercise so this Option to Extend is of no force or effect:

                       a. Tenant's failure to timely exercise the Option to Extend in accordance with the provisions of this Section.

                       b. The existence at the time Tenant exercises the Option to Extend or at the commencement of the Option Term of any default on the part of Tenant under the Lease or of any state of facts which with the passage of time or the giving of notice, or both, would constitute such a default.

                       c. Tenant's third monetary default under the Lease prior to the commencement of the Option Term, notwithstanding that all such monetary defaults may subsequently be cured.

In the event of Landlord's termination of the Option to Extend pursuant to
Section 7 (vi) b. or c., Tenant shall reimburse Landlord for all reasonable costs and expenses Landlord incurs in connection with Tenant's exercise of the Option to Extend including, without limitation, costs and expenses with respect to any brokerage commissions and attorneys' fees, and with respect to the design, construction or making of any tenant improvements, repairs or renovation or with respect to any payment of all or part of any allowance for any of the foregoing.

                    (vii) Without limiting the generality of any provision of the Lease, time shall be of the essence with respect to all of the provisions of this Section.

     Section 8. Time of Essence. Without limiting the generality of any other provision of the Lease, time is of the essence to each and every term and condition of this Amendment.

     Section 9. Brokers. Notwithstanding any other provision of the Lease to the contrary, Tenant represents and warrants to Landlord that CB Commercial is the sole broker who negotiated and brought about the consummation of this Amendment and that no discussions or negotiations were had with any other broker concerning this Amendment. Based on the foregoing representation and warranty, Landlord has agreed to pay any commission or fee owed to such broker in connection with this Amendment pursuant to Landlord's agreement between Landlord and such broker. Tenant hereby indemnifies and agrees to protect, defend and hold Landlord harmless from and against any claims of brokerage commissions arising out of any discussions or negotiations allegedly had by Tenant with any other broker in connection with the Building and the Demised Premises, including Expansion Space B. The foregoing obligations of Tenant shall survive the expiration or sooner termination of the Lease.

     Section 10. Attorneys' Fees. Each party to this Amendment shall bear its own attorneys' fees and costs incurred in connection with the discussions preceding, negotiations for and documentation of this Amendment. In the event any party brings any suit or other proceeding with respect to the subject matter or enforcement of this Amendment, the prevailing party (as determined by the court, agency or other authority before which such suit or proceeding is commenced) shall, in addition to such other relief as may be awarded, be entitled to recover attorneys' fees, expenses and costs of investigation as actually incurred, including court costs, expert witness fees, costs and expenses of investigation, and all attorneys' fees, costs and expenses in any such suit or proceeding (including in any action or participation in or in connection with any case or proceeding under the Bankruptcy Code, 11 United States Code Sections 101 et seq., or any successor statutes, in establishing or enforcing the right to indemnification, in appellate proceedings, or in connection with the enforcement or collection of any judgment obtained in any such suit or proceeding).

     Section 11. Effect of Headings; Recitals; Exhibits. The titles of headings of the various parts or sections hereof are intended solely for convenience and are not intended and shall not be deemed to or in any way be used to modify, explain or place any construction upon any of the provisions of this Amendment. Any and all Recitals set forth at the beginning of this Amendment are true and correct and constitute a part of this Amendment as if they had been set forth as covenants herein. Exhibits, schedules, plats and riders hereto which are referred to herein are a part of this Amendment.

     Section 12. Force and Effect. Except as modified by this Amendment, the terms and provisions of the Lease are hereby ratified and confirmed and shall remain in full force and effect. Should any inconsistency arise between this Amendment and the Lease as to the specific matters which are the subject of this Amendment, the terms and conditions of this Amendment shall control. This Amendment shall be construed to be a part of the Lease and shall be deemed incorporated in the Lease by this reference.

     Section 13. Entire Agreement; Amendment. The Lease as amended by this Amendment constitutes the full and complete agreement and understanding between the parties hereto and shall supersede all prior communications, representations, understandings or agreements, if any, whether oral or written, concerning the subject matter contained in the Lease as so amended, and no provision of the Lease as so amended may be modified, amended, waived or discharged, in whole or in part, except by a written instrument executed by all of the parties hereto.

     Section 14. Authority. Each party represents and warrants to the other that it has full authority and power to enter into and perform its obligations under this Agreement, that the person executing this Amendment is fully empowered to do so, and that no consent or authorization is necessary from any third party. Landlord may request that Tenant provide Landlord evidence of Tenant's authority.

     Section 15. Counterparts. This Amendment may be executed in duplicates or counterparts, or both, and such duplicates or counterparts together shall constitutes but one original of the Amendment. Each duplicate and counterpart shall be equally admissible in evidence, and each original shall fully bind each party who has executed it.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first set forth above.


     TENANT:             PDF SOLUTIONS,
                         a California corporation

                         By: /s/ THOMAS F. COBOURN
                             ----------------------------------------
                             Print Name: Thomas F. Cobourn
                                         ----------------------------
                              Title: VP
                                     --------------------------------
                                     (Chairman of Board, President or
                                     Vice President)

                         By: /s/ PS MELMAN
                             ----------------------------------------
                             Print Name: PS Melman
                                         ----------------------------
                             Title: CFO
                                    ---------------------------------
                                    Secretary, Assistant Secretary,
                                    CFO or Assistant Treasurer)

LANDLORD:                                 METROPOLITAN LIFE INSURANCE COMPANY,
                                          a New York corporation


                                          By: /s/ EDWARD J. HAYES
                                             ----------------------------------
                                             Print Name:  Edward J. Hayes
                                                        -----------------------
                                             Title: Assistant Vice President
                                                   ----------------------------

                                   EXHIBIT A

                               EXPANSION SPACE B


                                  [FLOORPLAN]





                              Exhibit A -- Page 1

                                   EXHIBIT B
                          COMMENCEMENT DATE AGREEMENT

METROPOLITAN LIFE INSURANCE COMPANY, a New York corporation ("Landlord"), and PDF SOLUTIONS, a California corporation ("Tenant"), have entered into a certain Third Amendment to Office Lease, which Third Amendment is dated as of August __, 1998 (the "Amendment"), and the Office Lease, as amended, may be referred to as the ("Lease").

WHEREAS, Landlord and Tenant wish to confirm and memorialize the Expansion Space B Commencement Date as provided for in the Amendment.

NOW THEREFORE, in consideration of the foregoing and the mutual covenants contained herein and in the Amendment, Landlord and Tenant agree as follows:

     1. Unless otherwise defined herein, all capitalized terms shall have the same meaning ascribed to them in the Amendment and the Lease.

     2. The Expansion Space B Commencement Date, as defined in the Amendment, is 11/1/99.

     3. The Expiration Date of the Lease, as extended by the Amendment, is October 31, 2004.

     4.   Tenant hereby confirms the following:

          (a) that it has accepted possession of Expansion Space B pursuant to the terms of the Amendment;

          (b)  (intentionally omitted);

          (c)  that the Lease is in full force and effect.

     5. Except as expressly modified hereby, all terms and provisions of the Lease are hereby ratified and confirmed and shall remain in full force and effect and binding on the parties hereto.

     6. The Lease and this Expansion Space B Commencement Date Agreement contain all of the terms, covenants, conditions and agreements between the Landlord and the Tenant relating to the subject matter herein. No prior other agreements or understandings pertaining to such matters are valid or of any force and effect.

     TENANT:        PDF SOLUTIONS
                    a California corporation

                    By:  /s/ P.S. MELMAN
                         ------------------------------------------------
                         Print Name: P.S. Melman
                                    -------------------------------------
                         Title: CFO
                               ------------------------------------------
                         (Chairman of Board, President or Vice President)
                         Date: 11/17/99
                              -------------------------------------------

                    By:
                         ------------------------------------------------
                         Print Name:
                                    -------------------------------------
                         Title:
                               ------------------------------------------
                         (Secretary, Assistant Secretary, CFO or Assistant Treasurer)
                         Date:
                              -------------------------------------------

     LANDLORD:      METROPOLITAN LIFE INSURANCE COMPANY,
                    a New York corporation

                    By:
                         ------------------------------------------------
                         Print Name:
                                    -------------------------------------
                         Title:
                               ------------------------------------------
                         Date:
                              -------------------------------------------



                               Exhibit B - Page 1